SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 485APOS

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            |X|


                  Pre-Effective Amendment No. __                            |_|

                  Post-Effective Amendment No.  32                          |X|
                                                --
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    |X|


                  Amendment No.  31                                         |X|
                                 --
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                      SELIGMAN MUNICIPAL FUND SERIES, INC.
               (Exact name of registrant as specified in charter)

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                    100 PARK AVENUE, NEW YORK, NEW YORK 10017
                    (Address of principal executive offices)

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                 Registrant's Telephone Number: 212-850-1864 or
                             Toll-Free 800-221-2450

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                            THOMAS G. ROSE, Treasurer
                                 100 Park Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

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         It is  proposed  that this  filing  will  become  effective  (check the appropriate box).


|_|   immediately upon filing pursuant to paragraph (b) of rule 485

|_|   on     (date)       pursuant to paragraph (b) of rule 485
        -----------------

|_|   60 days after filing pursuant to paragraph (a)(1) of rule 485


|X|   on January 20, 1999 pursuant to paragraph (a)(1) of rule 485
         ----------------

|_|   75 days after filing pursuant to paragraph (a)(2) of rule 485

|_|   on     (date)       pursuant to paragraph (a)(2) of rule 485.
         ----------------

If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

               SELIGMAN
-----------------------
        MUNICIPAL FUNDS


SELIGMAN MUNICIPAL FUND
           SERIES, INC.

     SELIGMAN MUNICIPAL
           SERIES TRUST

    SELIGMAN NEW JERSEY
   MUNICIPAL FUND, INC.

  SELIGMAN PENNSYLVANIA
  Municipal Fund Series

As with all mutual funds, the Securities and Exchange Commission has neither approved nor disapproved these Funds, and it has not determined the prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in these Funds or any other fund cannot provide a complete investment program. The suitability of an investment in a Fund should be evaluated based on the investment objective, strategies and risks described herein, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult your financial advisor to determine if one or more of these Funds is suitable for you.


                                   [GRAPHIC]


                                   PROSPECTUS

                                FEBRUARY 1, 1999

                                    -------

                                     SEEKING

                                     INCOME

                                   EXEMPT FROM

                                     REGULAR

                                   INCOME TAX


                                   managed by

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

MUNI-1 2/99

TABLE OF CONTENTS

THE FUNDS

A discussion of the investment strategies, risks, performance and expenses of the Funds.

Overview of the Funds  1
National  Fund  5
California High-Yield Fund  7
California Quality Fund  9
Colorado Fund  11
Florida Fund  13
Georgia Fund  15
Louisiana Fund  17
Maryland Fund  19
Massachusetts Fund  21
Michigan Fund  23
Minnesota  Fund  25
Missouri Fund  27
New Jersey Fund  29
New York  Fund  31
North Carolina Fund  33
Ohio Fund  35
Oregon Fund  37
Pennsylvania Fund  39
South Carolina Fund  41


SHAREHOLDER INFORMATION

Deciding Which Class of Shares
  to Buy      43
Pricing of Fund Shares    45
Opening Your Account    45
How to Buy Additional Shares   45
How to Exchange Shares Between
  the Seligman Mutual Funds    46
How to Sell Shares    47
Important Policies That May Affect
  Your Account    48
Dividends and Capital Gain
  Distributions    49
Taxes    49
The Seligman Mutual Funds    50
Financial Highlights    51
How to Contact Us    61
For More Information    back cover

TIMES CHANGE ... VALUES ENDURE

THE FUNDS

OVERVIEW OF THE FUNDS

This Prospectus contains information about four separate funds, which together offer 19 investment options:

Seligman Municipal Fund Series offers the following 13 series:
NATIONAL FUND       MASSACHUSETTS FUND       NEW YORK FUND
COLORADO FUND       MICHIGAN FUND            OHIO FUND
GEORGIA FUND        MINNESOTA FUND           OREGON FUND
LOUISIANA FUND      MISSOURI FUND            SOUTH CAROLINA FUND
MARYLAND FUND

Seligman  Municipal  Series Trust offers the following four series:

CALIFORNIA HIGH-YIELD FUND        FLORIDA FUND
CALIFORNIA QUALITY FUND           NORTH CAROLINA FUND

Seligman New Jersey Municipal Fund, Inc. (NEW JERSEY FUND)

Seligman Pennsylvania Municipal Fund Series (PENNSYLVANIA FUND)


INVESTMENT OBJECTIVES/PRINCIPAL STRATEGIES

The Seligman Municipal Funds seek to provide income exempt from regular federal income taxes and, as applicable, state and local income taxes.

The Funds are managed for total return, which means, in addition to income considerations, the Funds (except the Pennsylvania Fund) look to enhance portfolio returns by pursuing opportunities for capital appreciation. At all times, safety of principal is a primary concern of all of the Funds. However, there is no assurance that the Funds will meet their objectives.

--------------------------------------------------------------------------------
ALTERNATIVE MINIMUM TAX (AMT): A tax imposed on certain types of income to ensure that all taxpayers pay at least a minimum amount of taxes.
--------------------------------------------------------------------------------

Each Fund has its own strategies and risks. However, each Fund normally invests at least 80% of its net assets in municipal securities that pay interest that is exempt from regular federal income taxes and (except the National Fund) income taxes in its respective state. Income may be subject to the federal alternative minimum tax.

Municipal securities are issued by state and local governments, their agencies and authorities, as well as territories and possessions of the United States, and the District of Columbia. Municipal bonds are issued to obtain funds to finance various public or private projects, to meet general expenses, and to refinance outstanding debt.

The Funds use a top-down method of selecting securities to purchase. This means the investment manager analyzes the current interest rate environment and trends in the municipal market to formulate investment strategy before selecting individual securities. The investment manager determines the appropriate cash positions, quality focus, sector emphasis, coupon selection, and maturity and then uses in-depth credit analysis to evaluate individual securities considered for purchase.

Portfolio holdings are continually monitored to identify securities which should be sold as a result of a deterioration in credit quality. A Fund may also sell a security when there is a better investment opportunity available in the market.

The Funds (except the California High-Yield Fund) will purchase only investment-grade municipal securities, defined as those issues rated in the four highest rating categories by independent rating agencies at the time of purchase. The Funds may also purchase non-rated securities, if based on credit analysis, the investment manager believes that such securities are of comparable value to investment grade securities.

Under normal market conditions, the Funds will invest in longer maturity bonds (typically, bonds with maturities in excess of ten years). However, a Fund may shorten or lengthen maturities to achieve its objectives.

As a defensive measure, a Fund may invest a considerable amount of its portfolio in cash or in securities that are subject to regular federal income tax or, if applicable, the income tax of its designated state. A Fund would take such a defensive position only temporarily in seeking to minimize extreme volatility caused by adverse market, economic or other conditions or in anticipating significant withdrawals from the Fund. However, such a position is inconsistent with the Funds' principal strategies and could prevent a Fund from achieving its investment objective.

PRINCIPAL RISKS

The value of your investment in a Fund will fluctuate with fluctuations in the value of the Fund's investment portfolio. The principal factors that may affect the value of a Fund's portfolio are changes in interest rates and the credit worthiness of the Fund's portfolio holdings.

INTEREST RATE RISK. Changes in market interest rates will affect the value of a Fund's investment portfolio. In general, the market value of a municipal bond moves in the opposite direction of interest rates: the market value decreases when interest rates rise and increases when interest rates decline. A Fund's net asset value per share moves in the same direction as the market value of the municipal securities held in its portfolio. Therefore, as interest rates rise, you should expect a Fund's net asset value per share to fall and if interest rates decline, the Fund's net asset value per share should rise.

Additionally, longer maturity bonds (like those held by the Funds) are generally more sensitive to changes in interest rates. Each Fund's strategy of investing in longer maturity bonds could subject its portfolio holdings to a greater degree of market price volatility.

Declining interest rates increase the risk that portfolio holdings which contain call features could be redeemed by the issuer. Proceeds of called bonds may be reinvested at lower yields, which could affect the level of income a Fund generates.

CREDIT RISK. A municipal bond issue could deteriorate in quality to the extent that its rating is downgraded or its market value declines relative to comparable municipal securities. Credit risk also includes the risk that an issuer of a municipal bond would be unable to make interest and principal payments.

The investment manager seeks to minimize the credit risk inherent in municipal securities by performing its own in-depth credit analysis on every municipal security before purchase and by continuing to monitor all securities while they remain in the portfolio. Each Fund may purchase municipal bonds that are insured as to the payment of principal and interest. However, the Funds view insurance as an enhancement and will not purchase a bond unless the investment manager approves the underlying credit.

The Funds are also subject to the following risks:

CONCENTRATION RISK. Each Fund (except the National Fund) invests in municipal securities issued by a single state. Specific events or factors affecting a particular state may have an impact on the municipal securities of that state without affecting the municipal market in general. The Funds seek to minimize this risk by diversifying investments within the state. In addition, each Fund is subject to certain investment restrictions limiting the amount of its assets that can be invested in the securities of a single issuer.

MARKET RISK. At times, market conditions could result in a lack of liquidity. The municipal market is an over-the-counter market, which means that the Funds purchase and sell portfolio holdings through municipal bond dealers. A Fund's ability to sell securities held in its portfolio is dependent on the willingness and ability of market participants to provide bids that reflect current market levels. Adverse market conditions could result in a lack of liquidity in that there are no ready buyers. Lower-rated securities may be less liquid than higher-rated securities.

An investment in any of the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PAST PERFORMANCE

The past performance information presented for each Fund provides some indication of the risks of investing in the Fund. Each Fund offers two Classes of shares. The tables show how the performance of Class A shares has varied year to year, as well as how each Class's performance compares to the Lehman Brothers Municipal Bond Index, a widely-used measure of municipal bond performance. Although each Fund's fiscal year ends on September 30, the performance information is provided on a calendar year basis to assist you in comparing the returns of the Funds with the returns of other mutual funds. How a Fund has performed in the past, however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Fund's Class A and Class D shares due to their different fees and expenses.

FEES AND EXPENSES

The fee and expense table provided for each Fund summarizes the fees and expenses that you may pay as a shareholder of a Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing fees. Shareholder fees are charged directly to you. Annual fund operating expenses are deducted from a Fund's assets and are therefore paid indirectly by you and other Fund shareholders.

Accompanying each Fund's fee and expense table is an example intended to help you compare the expenses of investing in that Fund with the expenses of investing in other mutual funds.

MANAGEMENT OF THE FUNDS

A Board of Directors or Board of Trustees (as applicable) provides broad supervision over the affairs of each Fund.

Each Fund's manager is J. & W. Seligman & Co. Incorporated (Seligman), 100 Park Avenue, New York, New York 10017. Seligman manages the investment of each Fund's assets, including making purchases and sales of portfolio securities consistent with each Fund's investment objective and strategies, and administers each Fund's business and other affairs.

--------------------------------------------------------------------------------
AFFILIATES OF SELIGMAN:

SELIGMAN ADVISORS, INC. (SELIGMAN ADVISORS): Each Fund's general distributor; responsible for accepting orders for purchases and sales of Fund shares.

SELIGMAN SERVICES, INC. (SSI):
A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated financial advisor.

SELIGMAN DATA CORP. (SDC):
Each Fund's shareholder service agent; provides shareholder account services to the Fund at cost.
--------------------------------------------------------------------------------

Established in 1864, Seligman currently serves as manager to 18 US registered investment companies, which offer more than 50 investment portfolios with approximately $XX.X billion in assets as of December 31, 1998. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at December 31, 1998, of approximately $XX.X billion.

Each Fund pays Seligman a fee for its management services equal to an annual rate of .50% of its average daily net assets.

The Funds are managed by the Seligman Municipals Team, headed by Thomas G. Moles. Mr. Moles, a Managing Director of Seligman, is Vice President and Senior Portfolio Manager of each Fund. Mr. Moles is also President and Portfolio Manager of Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc., two closed-end investment companies. He is responsible for more than $1.8 billion in municipal securities and, with 25 years of experience, has spearheaded Seligman's municipal investment efforts since joining the firm in 1983.

                   DESCRIPTIONS OF EACH FUND BEGIN ON PAGE 5.

YEAR 2000

As the millennium approaches, mutual funds, financial and business organizations, and individuals could be adversely affected if their computer systems do not properly process and calculate date-related information and data on and after January 1, 2000. Like other mutual funds, the Funds rely upon service providers and their computer systems for its day-to-day operations. Many of the Funds' service providers in turn depend upon computer systems of their vendors. Seligman and SDC, have established a year 2000 project team. The team's purpose is to assess the state of readiness of Seligman and SDC and the Funds' other service providers and vendors. The team is comprised of several information technology and business professionals, as well as outside consultants. The Project Manager of the team reports directly to the Administrative Committee of Seligman. The Project Manager and other members of the team also report to each Fund's Board and its Audit Committee.

The team has identified the service providers and vendors who furnish critical services or software systems to the Funds, including firms with which the Funds trade and firms responsible for shareholder account recordkeeping. The team is working with these critical service providers and vendors to evaluate the impact year 2000 issues may have on their ability to provide uninterrupted services to the Funds. The team will assess the feasibility of their year 2000 plans. The team has made progress on its year 2000 contingency plans -- recovery efforts the team will employ in the event that year 2000 issues adversely affect the Funds. The team anticipates finalizing these plans in the near future.

The Funds anticipate the team will have implemented all significant components of the team's year 2000 plans by mid-1999, including appropriate testing of critical systems and receipt of satisfactory assurances from critical service providers and vendors regarding their year 2000 compliance. The Funds believe that the critical systems on which they rely will function properly on and after the year 2000, but this is not guaranteed. If these systems do not function properly, or the Funds' critical service providers are not successful in implementing their year 2000 plans, the Funds' operations may be adversely affected, including pricing and securities trading and settlement, and the provision of shareholder services.

In addition, the Funds hold securities issued by governmental or quasi-governmental issuers, which, like other organizations, may be susceptible to year 2000 concerns. Year 2000 issues may affect an issuer's operations, creditworthiness, and ability to make timely payment on any indebtedness and could have an adverse impact on the value of its securities. If a Fund holds these securities, its performance could be negatively affected. Seligman seeks to identify an issuer's state of year 2000 readiness as part of the research it employs. However, the perception of an issuer's year 2000 preparedness is only one of the many factors considered in determining whether to buy, sell, or continue to hold a security. Information provided by issuers concerning their state of readiness may or may not be accurate or readily available.

SDC has informed the Funds that it does not expect the cost of its services to increase materially as a result of the modifications to its computer systems necessary to prepare for the year 2000. The Funds will not pay to remediate the systems of Seligman or bear directly the costs to remediate the systems of any other service providers or vendors, other than SDC.

NATIONAL FUND

INVESTMENT OBJECTIVE/PRINCIPAL STRATEGIES

The National Fund seeks to maximize income exempt from regular federal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

The National Fund uses the following strategies to pursue its objective:

The National Fund invests at least 80% of its net assets in municipal securities of states, territories, and possessions of the United States, and the District of Columbia, and their political subdivisions, agencies, and instrumentalities that are rated investment grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


PRINCIPAL RISKS

The National Fund is subject to the following principal risks:

o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o If certain securities or industries represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

NATIONAL FUND

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.


                          CLASS A ANNUAL TOTAL RETURNS
                                 CALENDAR YEARS

         [The following table represents a chart in the printed piece.]

                                  9.8%   1989
                                  5.8%   1990
                                 12.1%   1991
                                  7.9%   1992
                                 14.1%   1993
                                 -9.9%   1994
                                 20.1%   1995
                                  3.4%   1996
                                 10.4%   1997
                                    0    1998

Best calendar quarter return: XX.X% - quarter ended ____
Worst calendar quarter return: XX.X% - quarter ended ____


--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                             PERIODS ENDED 12/31/98

                                                        CLASS D
                                                         SINCE
                           ONE      FIVE      TEN      INCEPTION
                          YEAR      YEARS    YEARS       2/1/94
                         -------   -------  --------  -----------
Class A
Class D
Lehman Brothers
  Municipal Bond Index                                       (1)

The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.
(1) From 1/31/94.

--------------------------------------------------------------------------------


FEES AND EXPENSES

SHAREHOLDER FEES                          Class A  Class D
----------------                          -------  -------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price) ..  4.75%    none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less) ... none(1)     1%


ANNUAL FUND OPERATING
EXPENSES FOR FISCAL 1998
------------------------
(as a percentage of average net assets)
Management Fees .........................  .50%    .50%
Distribution and/or
  Service (12b-1) Fees ..................  .09%   1.00%
Other Expenses ..........................  .21%    .21%
                                          -----   -----
Total Annual Fund Operating Expenses ....  .80%   1.71%
                                          =====   =====

(1) If you buy Class A shares for $1,000,000 or more you do not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


Example
-------
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                 -----    -------    -------   --------
Class A          $553      $718       $898      $1,418
Class D           274       539        928       2,019

If you did not sell your shares at the end of each period, your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                 -----    -------    -------   --------
Class A          $553      $718       $898      $1,418
Class D           174       539        928       2,019

CALIFORNIA HIGH-YIELD FUND

INVESTMENT OBJECTIVE/PRINCIPAL STRATEGIES

The California High-Yield Fund seeks the maximum income exempt from regular federal income taxes and from the personal income taxes of California consistent with preservation of capital and with consideration given to capital gain.

The California High-Yield Fund uses the following strategies to pursue its objective:

The California High-Yield Fund invests at least 80% of its net assets in California municipal securities that are within in any rating category, including securities rated below investment grade or securities that are not rated.

In selecting securities to purchase, the investment manager may consider the current market conditions, the availability of lower-rated securities, and whether lower-rated securities offer yields high enough relative to yields on investment grade securities to justify their higher risk.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


PRINCIPAL RISKS

The California High-Yield Fund is subject to the following principal risks:

o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o If certain securities or industries represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

o The Fund invests in the municipal securities of California issuers. Therefore, the Fund's performance may be affected by local, state, or regional factors, including state or local legislation or policy changes, economics, or natural disasters.

o Lower-rated municipal bonds are subject to a greater degree of credit risk than higher-rated bonds. They generally involve greater price volatility and risk of loss of principal and income than higher rated bonds.

CALIFORNIA HIGH-YIELD FUND

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.


                          CLASS A ANNUAL TOTAL RETURNS
                                 CALENDAR YEARS

         [The following table represents a chart in the printed piece.]


                                  9.3%    1989
                                  6.0%    1990
                                 10.5%    1991
                                  9.5%    1992
                                  9.9%    1993
                                 -2.8%    1994
                                 14.6%    1995
                                  5.5%    1996
                                  8.7%    1997
                                    0     1998


Best calendar quarter return: XX.X% - quarter ended ____
Worst calendar quarter return: XX.X% - quarter ended ____


--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                             PERIODS ENDED 12/31/98

                                                CLASS D
                                                 SINCE
                     ONE      FIVE      TEN    INCEPTION
                    YEAR      YEARS    YEARS    2/1/94
                   -------   -------  -------------------
Class A
Class D
Lehman Brothers
  Municipal Bond Index                               (1)

The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.
(1) From 1/31/94.

--------------------------------------------------------------------------------

FEES AND EXPENSES

SHAREHOLDER FEES                          Class A  Class D
----------------                          -------  -------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price) .  4.75%     none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less) ..   none(1)   1%

ANNUAL FUND OPERATING
EXPENSES FOR FISCAL 1998
------------------------
(as a percentage of average net assets)
Management Fees ........................   .50%    .50%
Distribution and/or
  Service (12b-1) Fees .................   .09%   1.00%
Other Expenses .........................   .23%    .23%
                                          -----   -----
Total Annual Fund Operating Expenses ...   .82%   1.73%
                                          =====   =====

(1) If you buy Class A shares for $1,000,000 or more you do not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


Example
-------
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                 -----    -------    -------   --------
Class A          $555      $724       $908      $1,440
Class D           276       545        939       2,041

If you did not sell your shares at the end of each period, your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                -----     -------    -------   --------
Class A          $555      $724       $908      $1,440
Class D           176       545        939       2,041

CALIFORNIA QUALITY FUND

INVESTMENT OBJECTIVE/PRINCIPAL STRATEGIES

The California Quality Fund seeks high income exempt from regular federal income taxes and from the personal income taxes of California consistent with preservation of capital and with consideration given to capital gain.

The California Quality Fund uses the following strategies to pursue its objective:

The California Quality Fund invests at least 80% of its net assets in California municipal securities that are within the three highest ratings of Moody's (Aaa, Aa, or A) or S&P (AAA, AA, or A) on the date of purchase.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


PRINCIPAL RISKS

The California Quality Fund is subject to the following principal risks:

o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o If certain securities or industries represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

o The Fund invests in the municipal securities of California issuers. Therefore, the Fund's performance may be affected by local, state, or regional factors, including state or local legislation or policy changes, economics, or natural disasters.

CALIFORNIA QUALITY FUND

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.


                          CLASS A ANNUAL TOTAL RETURNS
                                 CALENDAR YEARS

         [The following table represents a chart in the printed piece.]

                                   9.8%    1989
                                   6.6%    1990
                                  11.2%    1991
                                   8.5%    1992
                                  12.6%    1993
                                  -8.3%    1994
                                  19.8%    1995
                                   3.9%    1996
                                   8.8%    1997
                                     0     1998

Best calendar quarter return: XX.X% - quarter ended ____
Worst calendar quarter return: XX.X% - quarter ended ____


--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                             PERIODS ENDED 12/31/98

                                                      CLASS D
                                                       SINCE
                           ONE      FIVE      TEN    INCEPTION
                          YEAR      YEARS    YEARS    2/1/94
                         -------   -------  ------- -----------
Class A
Class D
Lehman Brothers
  Municipal Bond Index                                      (1)

The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.
(1) From 1/31/94.

--------------------------------------------------------------------------------


FEES AND EXPENSES

SHAREHOLDER FEES                          Class A  Class D
----------------                          -------  -------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price) .  4.75%     none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less) ..   none(1)   1%

ANNUAL FUND OPERATING
EXPENSES FOR FISCAL 1998
------------------------
(as a percentage of average net assets)
Management Fees ........................   .50%    .50%
Distribution and/or
  Service (12b-1) Fees .................   .09%   1.00%
Other Expenses .........................   .18%    .18%
                                          -----   -----
Total Annual Fund Operating Expenses ...   .77%   1.68%
                                          =====   =====

(1) If you buy Class A shares for $1,000,000 or more you do not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


Example
-------
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                 -----    -------    -------   --------
Class A          $550      $709       $883      $1,384
Class D           271       530        913       1,987

If you did not sell your shares at the end of each period, your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                ------    -------    -------   --------
Class A          $550      $709       $883      $1,384
Class D           171       530        913       1,987

COLORADO FUND

INVESTMENT OBJECTIVES/PRINCIPAL STRATEGIES

The Colorado Fund seeks to maximize income exempt from federal income taxes and from Colorado personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

The Colorado Fund uses the following strategies to pursue its objective:

The Colorado Fund invests at least 80% of its net assets in Colorado municipal securities rated investment grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


PRINCIPAL RISKS

The Colorado Fund is subject to the following principal risks:

o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o If certain securities or industries represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

o The Fund invests in the municipal securities of Colorado issuers. Therefore, the Fund's performance may be affected by local, state, or regional factors, including state or local legislation or policy changes, economics, or natural disasters.

COLORADO FUND

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.


                          CLASS A ANNUAL TOTAL RETURNS
                                 CALENDAR YEARS

         [The following table represents a chart in the printed piece.]

                                  10.0%    89
                                   5.1%    90
                                   9.4%    91
                                   7.7%    92
                                  11.1%    93
                                  -5.1%    94
                                  14.0%    95
                                   3.4%    96
                                   7.5%    97
                                     0     98


Best calendar quarter return: XX.X% - quarter ended ____
Worst calendar quarter return: XX.X% - quarter ended ____

--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                             PERIODS ENDED 12/31/98

                                                     CLASS D
                                                      SINCE
                          ONE      FIVE      TEN    INCEPTION
                         YEAR      YEARS    YEARS    2/1/94
                        -------   -------  ------- -----------
Class A
Class D
Lehman Brothers
  Municipal Bond Index                                     (1)

The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.
(1) From 1/31/94.

--------------------------------------------------------------------------------


FEES AND EXPENSES

SHAREHOLDER FEES                          Class A  Class D
----------------                          -------  -------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price) .  4.75%     none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less)      none(1)   1%

ANNUAL FUND OPERATING
EXPENSES FOR FISCAL 1998
------------------------
(as a percentage of average net assets)
Management Fees .........................  .50%    .50%
Distribution and/or
  Service (12b-1) Fees ..................  .10%    .10%
Other Expenses ..........................  .30%    .30%
                                          -----   -----
Total Annual Fund Operating Expenses ....  .90%   1.80%
                                          =====   =====

(1) If you buy Class A shares for $1,000,000 or more you do not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


Example
-------
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                 -----    -------    -------   --------
Class A          $562      $784       $950      $1,530
Class D           283       566        975       2,116

If you did not sell your shares at the end of each period, your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                -----     -------    -------   --------
Class A          $562      $748       $950      $1,530
Class D           183       566        975       2,116

FLORIDA FUND

INVESTMENT OBJECTIVE/PRINCIPAL STRATEGIES

The Florida Fund seeks high income exempt from regular federal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

The Florida Fund uses the following strategies to pursue its objective:

The Florida Fund invests at least 80% of its net assets in Florida municipal securities rated investment grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


PRINCIPAL RISKS

The Florida Fund is subject to the following principal risks:

o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o If certain securities or industries represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

o The Fund invests in the municipal securities of Florida issuers. Therefore, the Fund's performance may be affected by local, state, or regional factors, including state or local legislation or policy changes, economics, or natural disasters.

FLORIDA FUND

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.


                          CLASS A ANNUAL TOTAL RETURNS
                                 CALENDAR YEARS

         [The following table represents a chart in the printed piece.]

                                 11.4%    1989
                                  6.5%    1990
                                 10.6%    1991
                                  9.1%    1992
                                 13.5%    1993
                                 -5.5%    1994
                                 16.7%    1995
                                  2.8%    1996
                                  9.3%    1997
                                    0     1998


Best calendar quarter return: XX.X% - quarter ended ____
Worst calendar quarter return: XX.X% - quarter ended ____

--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                             PERIODS ENDED 12/31/98
                                                          Class D
                                                           Since
                               One      Five      Ten    Inception
                              Year      Years    Years    2/1/94
                             -------   -------  ------- -----------

Class A
Class D
Lehman Brothers
  Municipal Bond Index                                          (1)

The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.
(1) From 1/31/94.

--------------------------------------------------------------------------------

FEES AND EXPENSES

SHAREHOLDER FEES                          Class A  Class D
----------------                          -------  -------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price) .  4.75%       none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less) ..   none(1)   1%

ANNUAL FUND OPERATING
EXPENSES FOR FISCAL 1998
-----------------------
(as a percentage of average net assets)
Management Fees ........................   .50%    .50%
Distribution and/or
  Service (12b-1) Fees .................   .23%   1.00%
Other Expenses .........................   .27%    .27%
                                          -----   -----
Total Annual Fund Operating Expenses ...  1.00%   1.77%
                                          =====   =====

(1) If you buy Class A shares for $1,000,000 or more you do not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.



Example
-------
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                 -----    -------    -------   --------
Class A          $572      $778     $1,001      $1,641
Class D           280       559        959      $2,084

If you did not sell your shares at the end of each period, your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                -----     -------    -------   --------
Class A          $572      $778     $1,001      $1,641
Class D           180       557        959       2,084

GEORGIA FUND

INVESTMENT OBJECTIVES/PRINCIPAL STRATEGIES

The Georgia Fund seeks to maximize income exempt from federal income taxes and from Georgia personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

The Georgia Fund uses the following strategies to pursue its objective:

The Georgia Fund invests at least 80% of its net assets in Georgia municipal securities rated investment grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


PRINCIPAL RISKS

The Georgia Fund is subject to the following principal risks:

o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o If certain securities or industries represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

o The Fund invests in the municipal securities of Georgia issuers. Therefore, the Fund's performance may be affected by local, state, or regional factors, including state or local legislation or policy changes, economics, or natural disasters.

GEORGIA FUND

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.


                          CLASS A ANNUAL TOTAL RETURNS
                                 CALENDAR YEARS

         [The following table represents a chart in the printed piece.]

                                  9.9%    1989
                                  7.0%    1990
                                 11.0%    1991
                                  9.0%    1992
                                 12.2%    1993
                                 -7.6%    1994
                                 19.2%    1995
                                  3.9%    1996
                                  9.0%    1997
                                    0     1998


Best calendar quarter return: XX.X% - quarter ended ____
Worst calendar quarter return: XX.X% - quarter ended ____

--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                             PERIODS ENDED 12/31/98

                                                   CLASS D
                                                    SINCE
                        ONE      FIVE      TEN    INCEPTION
                       YEAR      YEARS    YEARS    2/1/94
                      -------   -------  ------- -----------
Class A
Class D
Lehman Brothers
  Municipal Bond Index                                  (1)

The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.
(1) From 1/31/94.

--------------------------------------------------------------------------------


FEES AND EXPENSES

SHAREHOLDER FEES                          Class A  Class D
----------------                          -------  -------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price) .  4.75%     none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less) ..   none(1)   1%

ANNUAL FUND OPERATING
EXPENSES FOR FISCAL 1998
-----------------------
(as a percentage of average net assets)
Management Fees ........................   .50%    .50%
Distribution and/or
  Service (12b-1) Fees .................   .09%   1.00%
Other Expenses .........................   .30%    .30%
                                          -----   -----
Total Annual Fund Operating Expenses ...   .89%   1.80%
                                          =====   =====

(1) If you buy Class A shares for $1,000,000 or more you do not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


Example
-------
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                 -----    -------    -------   --------
Class A          $562      $745       $945      $1,519
Class D           283       566       $975       2,116

If you did not sell your shares at the end of each period, your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                ------    -------    -------   --------
Class A          $562      $745       $945      $1,519
Class D           183       566        975       2,116

LOUISIANA FUND

INVESTMENT OBJECTIVES/PRINCIPAL STRATEGIES

The Louisiana Fund seeks to maximize income exempt from federal income taxes and from Louisiana personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

The Louisiana Fund uses the following strategies to pursue its objective:

The Louisiana Fund invests at least 80% of its net assets in Louisiana municipal securities rated investment grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


PRINCIPAL RISKS

The Louisiana Fund is subject to the following principal risks:

o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o If certain securities or industries represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

o The Fund invests in the municipal securities of Louisiana issuers. Therefore, the Fund's performance may be affected by local, state, or regional factors, including state or local legislation or policy changes, economics, or natural disasters.

LOUISIANA FUND

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.


                          CLASS A ANNUAL TOTAL RETURNS
                                 CALENDAR YEARS

         [The following table represents a chart in the printed piece.]

                                 10.1%    1989
                                  6.9%    1990
                                 11.4%    1991
                                  7.8%    1992
                                 11.4%    1993
                                 -5.9%    1994
                                 17.1%    1995
                                  3.5%    1996
                                  8.4%    1997
                                    0     1998


Best calendar quarter return: XX.X% - quarter ended ____
Worst calendar quarter return: XX.X% - quarter ended ____


--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                             PERIODS ENDED 12/31/98

                                                      CLASS D
                                                       SINCE
                           ONE      FIVE      TEN    INCEPTION
                          YEAR      YEARS    YEARS    2/1/94
                         -------   -------  ------- -----------
Class A
Class D
Lehman Brothers
  Municipal Bond Index                                      (1)

The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.
(1) From 1/31/94.

--------------------------------------------------------------------------------


FEES AND EXPENSES

SHAREHOLDER FEES                          Class A  Class D
----------------                          -------  -------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price) .  4.75%     none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less) ..   none(1)   1%

ANNUAL FUND OPERATING
EXPENSES FOR FISCAL 1998
-----------------------
(as a percentage of average net assets)
Management Fees ........................   .50%    .50%
Distribution and/or
  Service (12b-1) Fees .................   .10%   1.00%
Other Expenses .........................   .28%    .28%
                                          -----   -----
Total Annual Fund Operating Expenses ...   .88%   1.78%
                                          =====   =====

(1) If you buy Class A shares for $1,000,000 or more you do not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


Example
-------

This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                 -----    -------    -------   --------
Class A          $561      $742       $939      $1,508
Class D          $281       560        964       2,095

If you did not sell your shares at the end of each period, your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                -----     -------    -------   --------
Class A          $561      $742       $939      $1,508
Class D           181       560        964       2,095

MARYLAND FUND

INVESTMENT OBJECTIVES/PRINCIPAL STRATEGIES

The Maryland Fund seeks to maximize income exempt from federal income taxes and from Maryland personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

The Maryland Fund uses the following strategies to pursue its objective:

The Maryland Fund invests at least 80% of its net assets in Maryland municipal securities rated investment grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


PRINCIPAL RISKS

The Maryland Fund is subject to the following principal risks:

o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o If certain securities or industries represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

o The Fund invests in the municipal securities of Maryland issuers. Therefore, the Fund's performance may be affected by local, state, or regional factors, including state or local legislation or policy changes, economics, or natural disasters.

MARYLAND FUND

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.


                          CLASS A ANNUAL TOTAL RETURNS
                                 CALENDAR YEARS

         [The following table represents a chart in the printed piece.]

                                 10.5%    1989
                                  6.2%    1990
                                 10.5%    1991
                                  8.2%    1992
                                 11.9%    1993
                                 -5.5%    1994
                                 16.8%    1995
                                  3.7%    1996
                                  8.1%    1997
                                    0     1998


Best calendar quarter return: XX.X% - quarter ended ____
Worst calendar quarter return: XX.X% - quarter ended ____

--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                             PERIODS ENDED 12/31/98

                                                          Class D
                                                           Since
                               One      Five      Ten    Inception
                              Year      Years    Years    2/1/94
                             -------   -------  ------- -----------
Class A
Class D
Lehman Brothers
  Municipal Bond Index                                          (1)

The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.
(1) From 1/31/94.

--------------------------------------------------------------------------------


FEES AND EXPENSES

SHAREHOLDER FEES                          Class A  Class D
----------------                          -------  -------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price) .  4.75%     none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less) ..   none(1)   1%

Annual Fund Operating
Expenses for Fiscal 1998
-----------------------
(as a percentage of average net assets)
Management Fees ........................   .50%    .50%
Distribution and/or
  Service (12b-1) Fees .................   .09%   1.00%
Other Expenses .........................   .30%    .30%
                                          -----   -----
Total Annual Fund Operating Expenses ...   .89%   1.80%
                                          =====   =====

(1) If you buy Class A shares for $1,000,000 or more you do not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


Example
-------
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                 -----    -------    -------   --------
Class A          $562      $745       $945      $1,519
Class D           283       566        975       2,116

If you did not sell your shares at the end of each period, your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                -----     -------    -------   --------
Class A          $562      $745       $945      $1,519
Class D           183       566        975       2,116

MASSACHUSETTS FUND

INVESTMENT OBJECTIVES/PRINCIPAL STRATEGIES

The Massachusetts Fund seeks to maximize income exempt from federal income taxes and from Massachusetts personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

The Massachusetts Fund uses the following strategies to pursue its objective:

The Massachusetts Fund invests at least 80% of its net assets in Massachusetts municipal securities rated investment grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


PRINCIPAL RISKS

The Massachusetts Fund is subject to the following principal risks:

o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o If certain securities or industries represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

o The Fund invests in the municipal securities of Massachusetts issuers. Therefore, the Fund's performance may be affected by local, state, or regional factors, including state or local legislation or policy changes, economics, or natural disasters.

MASSACHUSETTS FUND

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.


                          CLASS A ANNUAL TOTAL RETURNS
                                 CALENDAR YEARS

         [The following table represents a chart in the printed piece.]

                                  8.7%    1989
                                  5.5%    1990
                                 13.0%    1991
                                  9.1%    1992
                                 11.5%    1993
                                 -4.4%    1994
                                 15.2%    1995
                                  4.2%    1996
                                  8.7%    1997
                                    0     1998


Best calendar quarter return: XX.X% - quarter ended ____
Worst calendar quarter return: XX.X% - quarter ended ____

--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                             PERIODS ENDED 12/31/98
                                                          Class D
                                                           Since
                               One      Five      Ten    Inception
                              Year      Years    Years    2/1/94
                             -------   -------  ------- -----------
Class A
Class D
Lehman Brothers
  Municipal Bond Index                                          (1)

The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.
(1) From 1/31/94.

--------------------------------------------------------------------------------

FEES AND EXPENSES

SHAREHOLDER FEES                          Class A  Class D
----------------                          -------  -------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price) .  4.75%    none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less) ..   none(1)   1%

Annual Fund Operating
Expenses for Fiscal 1998
-----------------------
(as a percentage of average net assets)
Management Fees ........................   .50%    .50%
Distribution and/or
  Service (12b-1) Fees .................   .09%   1.00%
Other Expenses .........................   .21%    .21%
                                          -----   -----
Total Annual Fund Operating Expenses ...   .80%   1.71%
                                          =====   =====

(1) If you buy Class A shares for $1,000,000 or more you do not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


Example
-------
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                 -----    -------    -------   --------
Class A          $553      $718       $898      $1,418
Class D           274       539        928       2,019

If you did not sell your shares at the end of each period, your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                -----     -------    -------   --------
Class A          $553      $718       $898      $1,418
Class D           174       539        928       2,019

MICHIGAN FUND

INVESTMENT OBJECTIVES/PRINCIPAL STRATEGIES

The Michigan Fund seeks to maximize income exempt from federal income taxes and from Michigan personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

The Michigan Fund uses the following strategies to pursue its objective:

The Michigan Fund invests at least 80% of its net assets in Michigan municipal securities rated investment grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


PRINCIPAL RISKS

The Michigan Fund is subject to the following principal risks:

o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o If certain securities or industries represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

o The Fund invests in the municipal securities of Michigan issuers. Therefore, the Fund's performance may be affected by local, state, or regional factors, including state or local legislation or policy changes, economics, or natural disasters.

MICHIGAN FUND

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.


                          CLASS A ANNUAL TOTAL RETURNS
                                 CALENDAR YEARS

         [The following table represents a chart in the printed piece.]

                                 10.7%    1989
                                  5.9%    1990
                                 12.0%    1991
                                  9.3%    1992
                                 11.4%    1993
                                 -4.8%    1994
                                 15.8%    1995
                                  3.8%    1996
                                  8.7%    1997
                                    0     1998


Best calendar quarter return: XX.X% - quarter ended ____
Worst calendar quarter return: XX.X% - quarter ended ____

--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                             PERIODS ENDED 12/31/98
                                                           Class D
                                                            Since
                                One      Five      Ten    Inception
                               Year      Years    Years    2/1/94
                              -------   -------  -------------------
Class A
Class D
Lehman Brothers
  Municipal Bond Index                                           (1)

The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.
(1) From 1/31/94.

--------------------------------------------------------------------------------

FEES AND EXPENSES

SHAREHOLDER FEES                          Class A Class D
----------------                          ------  ------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price) .  4.75%    none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less) ..   none(1)   1%

ANNUAL FUND OPERATING
EXPENSES FOR FISCAL 1998
------------------------
(as a percentage of average net assets)
Management Fees ........................   .50%    .50%
Distribution and/or
  Service (12b-1) Fees .................   .09%   1.00%
Other Expenses .........................   .20%    .20%
                                          -----   -----
Total Annual Fund Operating Expenses ...   .79%   1.70%
                                          =====   =====

(1) If you buy Class A shares for $1,000,000 or more you do not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


Example
-------
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                 -----    -------    -------   --------
Class A          $552      $715       $893      $1,406
Class D           273       536        923       2,009

If you did not sell your shares at the end of each period, your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                -----     -------    -------   --------
Class A          $552      $715       $893      $1,406
Class D           173       536        923       2,009

MINNESOTA FUND

INVESTMENT OBJECTIVES/PRINCIPAL STRATEGIES

The Minnesota Fund seeks to maximize income exempt from federal income taxes and from Minnesota personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

The Minnesota Fund uses the following strategies to pursue its objective:

The Minnesota Fund invests at least 80% of its net assets in Minnesota municipal securities rated investment grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


PRINCIPAL RISKS

The Minnesota Fund is subject to the following principal risks:

o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o If certain securities or industries represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

o The Fund invests in the municipal securities of Minnesota issuers. Therefore, the Fund's performance may be affected by local, state, or regional factors, including state or local legislation or policy changes, economics, or natural disasters.

MINNESOTA FUND

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.


                          CLASS A ANNUAL TOTAL RETURNS
                                 CALENDAR YEARS

         [The following table represents a chart in the printed piece.]

                                  9.9%   1989
                                  6.6%   1990
                                  7.5%   1991
                                  7.7%   1992
                                 13.5%   1993
                                 -2.5%   1994
                                 11.4%   1995
                                  3.4%   1996
                                  7.0%   1997
                                    0    1998


Best calendar quarter return: XX.X% - quarter ended ____
Worst calendar quarter return: XX.X% - quarter ended ____

--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                             PERIODS ENDED 12/31/98
                                                     Class D
                                                      Since
                          One      Five      Ten    Inception
                         Year      Years    Years    2/1/94
                        -------   -------  -------------------
Class A
Class D
Lehman Brothers
  Municipal Bond Index                                     (1)

The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.
(1) From 1/31/94.

--------------------------------------------------------------------------------

FEES AND EXPENSES

SHAREHOLDER FEES                          Class A  Class D
----------------                          -------  -------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price) .  4.75%     none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less) ..   none(1)   1%

ANNUAL FUND OPERATING
EXPENSES FOR FISCAL 1998
-----------------------
(as a percentage of average net assets)
Management Fees ........................   .50%    .50%
Distribution and/or
  Service (12b-1) Fees .................   .09%   1.00%
Other Expenses .........................   .22%    .22%
                                          -----   -----
Total Annual Fund Operating Expenses ...   .81%   1.72%
                                          =====   =====

(1) If you buy Class A shares for $1,000,000 or more you do not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.




Example
-------
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                 -----    -------    -------   --------
Class A          $554      $721       $903      $1,429
Class D           275       542        933       2,030

If you did not sell your shares at the end of each period, your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                -----     -------    -------   --------
Class A          $554      $721       $903      $1,429
Class D           175       542        933       2,030

MISSOURI FUND

INVESTMENT OBJECTIVES/PRINCIPAL STRATEGIES
The Missouri Fund seeks to maximize income exempt from federal income taxes and from Missouri personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

The Missouri Fund uses the following strategies to pursue its objective:

The Missouri Fund invests at least 80% of its net assets in Missouri municipal securities rated investment grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


PRINCIPAL RISKS
The Missouri Fund is subject to the following principal risks:

o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o If certain securities or industries represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

o The Fund invests in the municipal securities of Missouri issuers. Therefore, the Fund's performance may be affected by local, state, or regional factors, including state or local legislation or policy changes, economics, or natural disasters.

MISSOURI FUND

PAST PERFORMANCE
The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.


                          CLASS A ANNUAL TOTAL RETURNS
                                 CALENDAR YEARS



                                 9.5%   1989
                                 7.0%   1990
                                11.4%   1991
                                 7.2%   1992
                                11.4%   1993
                                -6.3%   1994
                                17.0%   1995
                                 3.7%   1996
                                 8.1%   1997
                                 0      1998


Best calendar quarter return: XX.X% - quarter ended ____
Worst calendar quarter return: XX.X% - quarter ended ____


                          AVERAGE ANNUAL TOTAL RETURNS
                             PERIODS ENDED 12/31/98
                                                              CLASS D
                                                               SINCE
                                   ONE      FIVE      TEN    INCEPTION
                                  YEAR      YEARS    YEARS    2/1/94
                                 -------   -------  -------  ----------
     Class A
     Class D
     Lehman Brothers
       Municipal Bond Index                                       (1)

     The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.
     (1) From 1/31/94.



FEES AND EXPENSES
SHAREHOLDER FEES                                CLASS A     CLASS D
----------------                                -------     -------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price) ........  4.75%       none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less) .........   none(1)      1%


ANNUAL FUND OPERATING
EXPENSES FOR FISCAL 1998
-----------------------
(as a percentage of average net assets)
Management Fees ...............................   .50%       .50%
Distribution and/or
  Service (12b-1) Fees ........................   .10%      1.00%
Other Expenses ................................   .29%       .29%
                                                 -----      -----
Total Annual Fund Operating Expenses ..........   .89%      1.79%
                                                 =====      =====

(1) If you buy Class A shares for $1,000,000 or more you do not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


Example
-------
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                 -----    -------    -------   --------
Class A          $562      $745       $945      $1,519
Class D           282       563        970       2,105

If you did not sell your shares at the end of each period, your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                ------    -------    -------   --------
Class A          $562      $745       $945      $1,519
Class D           182       563        970       2,105

NEW JERSEY FUND

INVESTMENT OBJECTIVE/PRINCIPAL STRATEGIES
The New Jersey Fund seeks to maximize income exempt from regular federal income tax and New Jersey gross income tax consistent with preservation of capital and with consideration given to opportunities for capital gain.

The New Jersey Fund uses the following strategies to pursue its objective:

The New Jersey Fund invests at least 80% of its net assets in New Jersey municipal securities rated investment grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

PRINCIPAL RISKS
The New Jersey Fund is subject to the following principal risks:

o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o If certain securities or industries represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

o The Fund invests in the municipal securities of New Jersey issuers. Therefore, the Fund's performance may be affected by local, state, or regional factors, including state or local legislation or policy changes, economics, or natural disasters.

NEW JERSEY FUND

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.


                          CLASS A ANNUAL TOTAL RETURNS
                                 CALENDAR YEARS



                                10.6%    1989
                                 6.8%    1990
                                11.0%    1991
                                 9.0%    1992
                                12.3%    1993
                                -6.2%    1994
                                19.5%    1995
                                 2.7%    1996
                                 8.7%    1997
                                 0       1998


Best calendar quarter return: XX.X% - quarter ended ____
Worst calendar quarter return: XX.X% - quarter ended ____



                          Average Annual Total Returns
                             Periods Ended 12/31/98
                                                            Class D
                                                             Since
                                 One      Five      Ten    Inception
                                Year      Years    Years    2/1/94
                               -------   -------  -------------------
        Class A
        Class D
        Lehman Brothers
          Municipal Bond Index                               (1)


        The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.
        (1) From 1/31/94.


FEES AND EXPENSES
SHAREHOLDER FEES                               Class A     Class D
----------------                               -------     -------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price) ....     4.75%       none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less) .....      none(1)      1%

ANNUAL FUND OPERATING
EXPENSES FOR FISCAL 1998
-----------------------
(as a percentage of average net assets)
Management Fees ...........................      .50%       .50%
Distribution and/or
  Service (12b-1) Fees ....................      .22%      1.00%
Other Expenses ............................      .30%       .30%
                                                -----      -----
Total Annual Fund Operating Expenses ......     1.02%      1.80%
                                                =====      =====

(1) If you buy Class A shares for $1,000,000 or more you do not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


Example
-------
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                 -----    -------    -------   --------
Class A          $574      $784     $1,011      $1,664
Class D           283       566        975       2,116

If you did not sell your shares at the end of each period, your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                ------    -------    -------   --------
Class A          $574      $784     $1,011      $1,664
Class D           183       566        975       2,116

NEW YORK FUND

INVESTMENT OBJECTIVES/PRINCIPAL STRATEGIES
The New York Fund seeks to maximize income exempt from federal income taxes and from New York personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

The New York Fund uses the following strategies to pursue its objective:

The New York Fund invests at least 80% of its net assets in New York municipal securities rated investment grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


PRINCIPAL RISKS
The New York Fund is subject to the following principal risks:

o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o If certain securities or industries represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

o The Fund invests in the municipal securities of New York issuers. Therefore, the Fund's performance may be affected by local, state, or regional factors, including state or local legislation or policy changes, economics, or natural disasters.

NEW YORK FUND

PAST PERFORMANCE
The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.


                          CLASS A ANNUAL TOTAL RETURNS
                                 CALENDAR YEARS



                                 9.4%    1989
                                 4.2%    1990
                                13.5%    1991
                                 9.3%    1992
                                13.2%    1993
                                -7.9%    1994
                                19.3%    1995
                                 3.9%    1996
                                10.0%    1997
                                   0     1998


Best calendar quarter return: XX.X% - quarter ended ____
Worst calendar quarter return: XX.X% - quarter ended ____



                          AVERAGE ANNUAL TOTAL RETURNS
                             PERIODS ENDED 12/31/98
                                                              CLASS D
                                                               SINCE
                                   ONE      FIVE      TEN    INCEPTION
                                  YEAR      YEARS    YEARS    2/1/94
                                 -------   -------  -------------------
     Class A
     Class D
     Lehman Brothers
       Municipal Bond Index                                             (1)

     The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.
     (1) From 1/31/94.



FEES AND EXPENSES
SHAREHOLDER FEES                                 Class A       Class D
----------------                                 -------       -------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price) ........   4.75%          none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less) .........   none(1)          1%

Annual Fund Operating
Expenses for Fiscal 1998
-----------------------
(as a percentage of average net assets)
Management Fees ...............................    .50%          .50%
Distribution and/or
  Service (12b-1) Fees ........................    .09%         1.00%
Other Expenses ................................    .22%          .22%
                                                  -----         -----
Total Annual Fund Operating Expenses ..........    .81%         1.72%
                                                  =====         =====

(1) If you buy Class A shares for $1,000,000 or more you do not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.



Example
-------

This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                 -----    -------    -------   --------
Class A          $554      $721       $903      $1,429
Class D           275       542        933       2,030

If you did not sell your shares at the end of each period, your expenses would be:

                1 Year    3 Years    5 Years   10 Years
                -----     -------    -------   --------
Class A          $554      $721       $903      $1,429
Class D           175       542        933       2,030

NORTH CAROLINA FUND

INVESTMENT OBJECTIVE/PRINCIPAL STRATEGIES
The North Carolina Fund seeks high income exempt from regular federal income taxes and North Carolina personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

The North Carolina Fund uses the following strategies to pursue its objective:

The North Carolina Fund invests at least 80% of its net assets in North Carolina municipal securities rated investment grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


PRINCIPAL RISKS
The North Carolina Fund is subject to the following principal risks:

o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o If certain securities or industries represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

o The Fund invests in the municipal securities of North Carolina issuers. Therefore, the Fund's performance may be affected by local, state, or regional factors, including state or local legislation or policy changes, economics, or natural disasters.

NORTH CAROLINA FUND

PAST PERFORMANCE
The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.


                          CLASS A ANNUAL TOTAL RETURNS
                                 CALENDAR YEARS


                                 0.208   1990
                                 0.106   1991
                                 0.082   1992
                                 0.129   1993
                                -0.074   1994
                                 0.195   1995
                                 0.027   1996
                                 0.087   1997
                                 0       1998


Best calendar quarter return: XX.X% - quarter ended ____
Worst calendar quarter return: XX.X% - quarter ended ____


                          AVERAGE ANNUAL TOTAL RETURNS
                             PERIODS ENDED 12/31/98
                                                       CLASS A     CLASS D
                                                       SINCE        SINCE
                                     ONE      FIVE    INCEPTION   INCEPTION
                                    YEAR      YEARS    8/27/90     2/1/94
                                   -------   -------  ---------   ----------
      Class A
      Class D
      Lehman Brothers
        Municipal Bond Index                               (1)         (2)

      The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.
      (1) From 8/31/90.
      (2) From 1/31/94.



FEES AND EXPENSES
SHAREHOLDER FEES                                Class A    Class D
----------------                                -------    -------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price) .......   4.75%      none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less) ........   none(1)      1%

ANNUAL FUND OPERATING
EXPENSES FOR FISCAL 1998
-----------------------
(as a percentage of average net assets)
Management Fees ..............................     .50%     .50%
Distribution and/or
  Service (12b-1) Fees .......................     .23%    1.00%
Other Expenses ...............................     .32%     .32%
                                                  -----    -----
Total Annual Fund Operating Expenses .........    1.05%    1.82%
                                                  =====    =====

(1) If you buy Class A shares for $1,000,000 or more you do not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


Example
-------
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                ------    -------    -------   --------
Class A          $577      $793      $1,027     $1,697
Class D           285       573         985      2,137

If you did not sell your shares at the end of each period, your expenses would be:


                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                 -----    -------    -------   --------
Class A          $577      $793      $1,027     $1,697
Class D           185       573         985      2,137

OHIO FUND

INVESTMENT OBJECTIVES/PRINCIPAL STRATEGIES
The Ohio Fund seeks to maximize income exempt from federal income taxes and from Ohio personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

The Ohio Fund uses the following strategies to pursue its objective:

The Ohio Fund invests at least 80% of its net assets in Ohio municipal securities rated investment grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


PRINCIPAL RISKS
The Ohio Fund is subject to the following principal risks:

o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o If certain securities or industries represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

o The Fund invests in the municipal securities of Ohio issuers. Therefore, the Fund's performance may be affected by local, state, or regional factors, including state or local legislation or policy changes, economics, or natural disasters.

OHIO FUND

PAST PERFORMANCE
The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.


                          CLASS A ANNUAL TOTAL RETURNS
                                 CALENDAR YEARS



                                    9.9%    1989
                                    6.6%    1990
                                   11.3%    1991
                                    8.4%    1992
                                   11.6%    1993
                                   -4.9%    1994
                                   15.2%    1995
                                    3.8%    1996
                                    8.4%    1997
                                    0       1998


Best calendar quarter return: XX.X% - quarter ended ____
Worst calendar quarter return: XX.X% - quarter ended ____


                          Average Annual Total Returns
                             Periods Ended 12/31/98
                                                             Class D
                                                              Since
                                  One      Five      Ten    Inception
                                 Year      Years    Years    2/1/94
                                -------   -------  ------   ----------
    Class A
    Class D
    Lehman Brothers
      Municipal Bond Index                                        (1)

    The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.
    (1) From 1/31/94.


FEES AND EXPENSES
SHAREHOLDER FEES                                Class A      Class D
----------------                                -------      -------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price) ........  4.75%        none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less) .........   none(1)       1%

ANNUAL FUND OPERATING
EXPENSES FOR FISCAL 1998
-----------------------
(as a percentage of average net assets)
Management Fees ...............................   .50%        .50%
Distribution and/or
  Service (12b-1) Fees ........................   .09%       1.00%
Other Expenses ................................   .19%        .19%
                                                 -----       -----
Total Annual Fund Operating Expenses ..........   .78%       1.69%
                                                 =====       =====

(1) If you buy Class A shares for $1,000,000 or more you do not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


Example
-------
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                 -----    -------    -------   --------
Class A          $551      $712       $888      $1,395
Class D           272       533        918       1,998

If you did not sell your shares at the end of each period, your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                ------    -------    -------   --------
Class A          $551      $712       $888      $1,395
Class D           172       533        918       1,998

OREGON FUND

INVESTMENT OBJECTIVES/PRINCIPAL STRATEGIES
The Oregon Fund seeks to maximize income exempt from federal income taxes and from Oregon personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

The Oregon Fund uses the following strategies to pursue its objective:

The Oregon Fund invests at least 80% of its net assets in Oregon municipal securities rated investment grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


PRINCIPAL RISKS
The Oregon Fund is subject to the following principal risks:

o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o If certain securities or industries represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

o The Fund invests in the municipal securities of Oregon issuers. Therefore, the Fund's performance may be affected by local, state, or regional factors, including state or local legislation or policy changes, economics, or natural disasters.

OREGON FUND

PAST PERFORMANCE
The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.


                          CLASS A ANNUAL TOTAL RETURNS
                                 CALENDAR YEARS



                                 10.4%   1989
                                  6.5%   1990
                                 10.8%   1991
                                  7.8%   1992
                                 10.9%   1993
                                 -4.6%   1994
                                 14.6%   1995
                                  3.8%   1996
                                  9.0%   1997
                                  0      1998


Best calendar quarter return: XX.X% - quarter ended ____
Worst calendar quarter return: XX.X% - quarter ended ____


                          Average Annual Total Returns
                             Periods Ended 12/31/98
                                                               Class D
                                                                Since
                                    One      Five      Ten    Inception
                                   Year      Years    Years    2/1/94
                                   -----     ------   ------  ----------
     Class A
     Class D
     Lehman Brothers
       Municipal Bond Index                                           (1)

     The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.
     (1) From 1/31/94.



FEES AND EXPENSES
SHAREHOLDER FEES                                 Class A        Class D
----------------                                 -------        ------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price) .........  4.75%          none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less) ..........   none(1)         1%

ANNUAL FUND OPERATING
EXPENSES FOR FISCAL 1998
-----------------------
(as a percentage of average net assets)
Management Fees ................................   .50%          .50%
Distribution and/or
  Service (12b-1) Fees .........................   .09%         1.00%
Other Expenses .................................   .29%          .29%
                                                  -----         -----
Total Annual Fund Operating Expenses ...........   .88%         1.79%
                                                  =====         =====

(1) If you buy Class A shares for $1,000,000 or more you do not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


Example
-------
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                 -----    -------    -------   --------
Class A          $561      $742       $939      $1,508
Class D           282       563        970       2,105

If you did not sell your shares at the end of each period, your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                ------    -------    -------   --------
Class A          $561      $742       $939      $1,508
Class D           182       563        970       2,105

PENNSYLVANIA FUND

INVESTMENT OBJECTIVE/PRINCIPAL STRATEGIES
The Pennsylvania Fund seeks high income exempt from regular federal income tax and Pennsylvania income taxes consistent with preservation of capital.

The Pennsylvania Fund uses the following strategies to pursue its objective:

The Pennsylvania Fund invests at least 80% of its net assets in Pennsylvania municipal securities rated investment grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

PRINCIPAL  RISKS
o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o If certain securities or industries represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

o The Fund invests in the municipal securities of Pennsylvania issuers. Therefore, the Fund's performance may be affected by local, state, or regional factors, including state or local legislation or policy changes, economics, or natural disasters.

PENNSYLVANIA FUND

PAST PERFORMANCE
The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.


                          CLASS A ANNUAL TOTAL RETURNS
                                 CALENDAR YEARS



                                10.2%   1989
                                 5.4%   1990
                                11.3%   1991
                                 9.3%   1992
                                12.9%   1993
                                -7.0%   1994
                                18.0%   1995
                                 3.5%   1996
                                 8.7%   1997
                                 0      1998


Best calendar quarter return: XX.X% - quarter ended ____
Worst calendar quarter return: XX.X% - quarter ended ____



                          Average Annual Total Returns
                             Periods Ended 12/31/98
                                                              Class D
                                                               Since
                                  One      Five      Ten     Inception
                                 Year      Years    Years     2/1/94
                                ------    -------  -------  ------------
     Class A
     Class D
     Lehman Brothers
       Municipal Bond Index                                           (1)

     The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.
    (1) From 1/31/94.



FEES AND EXPENSES
SHAREHOLDER FEES                                   Class A          Class D
----------------                                   -------          -------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price) ...........  4.75%            none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less) ............   none(1)           1%

ANNUAL FUND OPERATING
EXPENSES FOR FISCAL 1998
-----------------------
(as a percentage of average net assets)
Management Fees ..................................    .50%           .50%
Distribution and/or
  Service (12b-1) Fees ...........................    .22%          1.00%
Other Expenses ...................................    .47%           .47%
                                                     -----          -----
Total Annual Fund Operating Expenses .............   1.19%          1.97%
                                                     =====          =====

(1) If you buy Class A shares for $1,000,000 or more you do not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.



Example
-------
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                ------    -------    -------   --------
Class A          $591      $835      $1,098     $1,850
Class D           300       618       1,062      2,296

If you did not sell your shares at the end of each period, your expenses would be:

                 1 YEAR   3 YEARS    5 YEARS   10 YEARS
                 -----    -------    -------   --------
Class A          $591      $835      $1,098     $1,850
Class D           200       618       1,062      2,296

SOUTH CAROLINA FUND

INVESTMENT OBJECTIVES/PRINCIPAL STRATEGIES

The South Carolina Fund seeks to maximize income exempt from federal income taxes and from South Carolina personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

The South Carolina Fund uses the following strategies to pursue its objective:

The South Carolina Fund invests at least 80% of its net assets in South Carolina municipal securities rated investment grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


PRINCIPAL RISKS
The South Carolina Fund is subject to the following principal risks:

o The Fund is subject to interest rate risk. When interest rates rise, municipal bond prices fall. Movements in interest rates may affect the Fund's yield, net asset value, and total return.

o Generally, the longer the maturity (duration) of a bond, the more sensitive it is to movements in interest rates. Therefore, long-term bonds, while generally providing higher current income, may be subject to greater price volatility than bonds with shorter maturities.

o The Fund is subject to credit risk. If the Fund holds securities that are downgraded or whose issuers become unable to pay interest or principal, the Fund's net asset value may decline. Revenue bonds held by the Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

o If certain securities or industries represented in the Fund's portfolio do not perform as expected, the Fund's net asset value may decline.

o The Fund invests in the municipal securities of South Carolina issuers. Therefore, the Fund's performance may be affected by local, state, or regional factors, including state or local legislation or policy changes, economics, or natural disasters.

SOUTH CAROLINA FUND

PAST PERFORMANCE
The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.


                          CLASS A ANNUAL TOTAL RETURNS
                                 CALENDAR YEARS



                                 10.6%   1989
                                  6.0%   1990
                                 11.5%   1991
                                  8.4%   1992
                                 11.7%   1993
                                 -6.7%   1994
                                 17.7%   1995
                                  4.0%   1996
                                  8.7%   1997
                                  0      1998


Best calendar quarter return: XX.X% - quarter ended ____
Worst calendar quarter return: XX.X% - quarter ended ____


                          Average Annual Total Returns
                             Periods Ended 12/31/98
                                                               Class D
                                                                Since
                                    One      Five      Ten    Inception
                                   Year      Years    Years    2/1/94
                                  -------   -------  -------------------
     Class A
     Class D
     Lehman Brothers
       Municipal Bond Index                                           (1)

     The Lehman Brothers Municipal Bond Index is an unmanaged index that does not reflect any fees or sales charges, and does not reflect state-specific bond market performance.
     (1) From 1/31/94.



FEES AND EXPENSES
SHAREHOLDER FEES                                  Class A          Class D
----------------                                  -------          -------
Maximum Sales Charge (Load) on
  Purchases (as a % of offering price) ..........  4.75%             none
Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less) ...........   none(1)            1%

ANNUAL FUND OPERATING
EXPENSES FOR FISCAL 1998
-----------------------
(as a percentage of average net assets)
Management Fees .................................   .50%             .50%
Distribution and/or
  Service (12b-1) Fees ..........................   .09%            1.00%
Other Expenses ..................................   .21%             .21%
                                                   -----            -----
Total Annual Fund Operating Expenses ............   .80%            1.71%
                                                   =====            =====

(1) If you buy Class A shares for $1,000,000 or more you do not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.



Example
-------
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                 -----    -------    -------   --------
Class A          $553      $718       $898      $1,418
Class D           274       539        928      $2,019

If you did not sell your shares at the end of each period, your expenses would be:

                1 YEAR    3 YEARS    5 YEARS   10 YEARS
                ------    -------    -------   --------
Class A          $553      $718       $898      $1,418
Class D           174       539        928       2,019

SHAREHOLDER INFORMATION


DECIDING WHICH CLASS OF SHARES TO BUY
Each Fund's Class A and Class D shares represent an interest in the same portfolio of investments. However, each Class has its own sales charge schedule and is subject to different ongoing 12b-1 fees. When deciding which Class of shares to buy, you should consider, among other things:

   o  The amount you plan to invest.

   o How long you intend to remain invested in the Fund, or another Seligman mutual fund.

   o If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, or be subject to a CDSC and pay higher ongoing 12b-1 fees.

   o Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

Your financial advisor will be able to help you decide which Class of shares best meets your needs.

--------------------------------------------------------------------------------
Class A
   o  Initial sales charge on Fund purchases, as set forth below:

                                                                     Sales Charge             Regular Dealer
                                            Sales Charge                as a %                  Discount
                                               as a %                   of Net                  as a % of
      Amount of your Investment         of Offering Price(1)        Amount Invested          Offering Price
      --------------------------          ----------------         ----------------          --------------
      Less than $ 50,000                        4.75%                    4.99%                    4.25%
      $50,000 - $ 99,999                        4.00                     4.17                     3.50
      $100,000 - $249,999                       3.50                     3.63                     3.00
      $250,000 - $499,999                       2.50                     2.56                     2.25
      $500,000 - $999,999                       2.00                     2.04                     1.75
      $1,000,000 and over(2)                    0.00                     0.00                     0.00


      (1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

      (2) You will not pay a sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

   o  Annual 12b-1 fee (for shareholder services) of up to 0.25%.

   o  No sales charge on reinvested dividends or capital gain distributions.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D
   o  No initial sales charge on purchases.

   o  A 1% CDSC on shares sold within one year of purchase.

   o  Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

   o No CDSC on redemptions of shares purchased with reinvested dividends or capital gain distributions.

--------------------------------------------------------------------------------

Each Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows each Class to pay 12b-1 fees for the sale and distribution of its shares and/or for providing services to shareholders.

Because 12b-1 fees are paid out of each Class's assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of sales charges.

The Board of Directors or Trustees, as applicable, believes that no conflict of interest currently exists between a Fund's Class A and Class D shares. On an ongoing basis, the Directors or Trustees, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and applicable state law, will seek to ensure that no such conflict arises.


HOW CDSCS ARE CALCULATED

To minimize the amount of CDSC you may pay when you sell your shares, each Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (oldest to youngest). The amount of any CDSC that you pay will be based on the shares' original purchase price or current net asset value, whichever is less.

You will not pay a CDSC when you exchange shares of any Fund to buy shares of the same class of any other Seligman mutual fund. For the purpose of calculating the CDSC when you sell your shares, it will be assumed that you held the shares since the date of your original purchase in the Fund.


PRICING OF FUND SHARES

When you buy or sell shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be included in the purchase price for Class A shares. Purchase or sale orders received by an authorized dealer or financial advisor by the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) and accepted by Seligman Advisors before the close of business (5:00 p.m. Eastern time) on the same day will be executed at the Class's NAV calculated as of the close of regular trading on the NYSE on that day.

If your order is received by your broker/dealer or financial advisor after the close of regular trading on the NYSE, or is accepted by Seligman Advisors after the close of business, the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class's per share NAV, less any applicable CDSC.

The NAV of a Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. Because of their higher 12b-1 fees, the NAV of Class D shares will generally be lower than the NAV of Class A shares.

Securities owned by a Fund are valued at current market prices. If reliable market prices are unavailable, securities are valued in accordance with procedures approved by the Board of Directors or Trustees, as applicable.


--------------------------------------------------------------------------------
NAV: Computed separately for each Class of a Fund by dividing that Class's share of the value of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.
--------------------------------------------------------------------------------

OPENING YOUR ACCOUNT

The Funds' shares are sold through authorized broker/dealers or financial advisors who have sales agreements with Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges. Ask your financial advisor if any of these programs apply to you.

To make your initial investment in a Fund, contact your financial advisor or complete an account application and send it with your check directly to SDC at the address provided on the account application. If you do not choose a Class, your investment will automatically be made in Class A shares.

The required minimum initial investments are:

      o Regular (non-retirement) accounts: $1,000

      o For accounts opened concurrently with Invest-A-Check(R):
        $100 to open if you will be making monthly investments
        $250 to open if you will be making quarterly investments

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until 15 calendar days have elapsed from the date of your purchase to ensure your check clears.

You will be sent a statement confirming your purchase, and any subsequent transactions in your account. You will receive a consolidated statement at the close of each calendar quarter detailing transactions in the Fund and all other Seligman funds you own under the same account number. Duplicate account statements will be sent to you free of charge for the current year and most recent prior year. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account request. Send your request and a check for the fee to SDC.

    IF YOU WANT TO BE ABLE TO BUY, SELL, OR EXCHANGE SHARES BY TELEPHONE, YOU SHOULD COMPLETE AN APPLICATION WHEN YOU OPEN YOUR ACCOUNT. THIS WILL PREVENT YOU FROM HAVING TO COMPLETE A SUPPLEMENTAL ELECTION FORM (WHICH MAY REQUIRE A
                      SIGNATURE GUARANTEE) AT A LATER DATE.


HOW TO BUY ADDITIONAL SHARES

After you have made your initial investment, there are many options available to make additional purchases of Fund shares. Shares may be purchased through your authorized broker/dealer or financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name, and account number. Your investment will be made in the Class you already own.

Send investment checks to:
                 Seligman Data Corp.
                 P.O. Box 9766
                 Providence, RI 02940-5051

Your check must be in US dollars and be drawn on a US bank. Third party and credit card convenience checks cannot be used for investment.

You may also use the following account services to make additional investments:

INVEST-A-CHECK(R). You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House (ACH) member bank. If your bank is not a member of ACH, the Fund will debit your checking account by preauthorized checks. You may buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check(R), you must continue to make automatic investments until the Fund's minimum initial investment of $1,000 is met or your account may be closed.

AUTOMATIC DOLLAR-COST-AVERAGING. If you have at least $5,000 in Seligman Cash Management Fund, you may exchange uncertificated shares of that fund to buy shares of the same class of any Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares, you may pay an initial sales charge to buy shares.

AUTOMATIC CD TRANSFER. You may instruct your bank to invest the proceeds of a maturing bank CD in shares of the Fund. If you wish to use this service, contact SDC or your financial advisor to obtain the necessary forms. Because your bank may charge you a penalty, it is not normally advisable to withdraw CD assets before maturity.

DIVIDENDS FROM OTHER INVESTMENTS. You may have your dividends from other companies paid to the Fund. (Dividend checks must include your name, account number, Fund name and Class of shares.)

DIRECT DEPOSIT. You may buy Fund shares electronically with funds from your employer, the IRS or any other institution that provides direct deposit. Call SDC for more information.

SELIGMAN TIME HORIZON MATRIXSM. (Requires an initial total investment of $10,000.) This is a needs-based investment process, designed to help you and your financial advisor plan to seek your long-term financial goals. It considers your financial needs, and helps frame a personalized asset allocation strategy around the cost of your future commitments and the time you have to meet them. Contact your financial advisor for more information.

SELIGMAN HARVESTER. If you are a retiree or nearing retirement, this program is designed to help you establish an investment strategy that seeks to meet your income needs throughout your retirement. The strategy is customized to your personal financial situation by allocating your assets to seek to address your income requirements, and prioritizing your expenses and establishing a prudent withdrawal schedule.


HOW TO EXCHANGE SHARES BETWEEN THE SELIGMAN MUTUAL FUNDS

You may sell Fund shares to buy shares of the same Class of another Seligman mutual fund or you may sell shares of another Seligman mutual fund to buy Fund shares. Exchanges will be made at each fund's respective NAV. You will not pay an initial sales charge when you exchange, unless you exchange Class A shares of Seligman Cash Management Fund to buy shares of a Fund or another Seligman mutual fund.

Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund account. If you wish any other account options to be carried over to the new fund (for example, Invest-a-Check(R) or Systematic Withdrawals), you must specifically request so at the time of your exchange.

Exchanges into a new fund must meet the new fund's required minimum initial investment.

See "The Seligman Mutual Funds" for a list of the funds available for exchange. Before making an exchange, contact your financial advisor or SDC to obtain the applicable fund prospectus(es), which you should read and understand before investing.

HOW TO SELL SHARES

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see "Important Policies That May Affect Your Account."

Generally, when you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically, 3-4 business days after your shares are sold).

You may always send a written request to sell shares of any Fund. It may take longer to get your money if you send your request by mail.

You may need to provide additional documents to sell shares if you are:

   o  a corporation; o an executor or administrator; o a trustee or custodian;
      or

   o  in a retirement plan.

If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.

Contact your financial advisor or SDC's Shareholder Services Department for information on selling your shares under any of the above circumstances.

You will need to guarantee your signature(s) if the proceeds are:

    (1) $50,000 or more;
    (2) to be paid to someone other than all account owners, or
    (3) mailed to other than your address of record.

   ---------------------------------------------------------------------
     SIGNATURE GUARANTEE:
     PROTECTS YOU AND THE FUNDS FROM FRAUD. IT
     GUARANTEES THAT A SIGNATURE IS GENUINE. A
     GUARANTEE MUST BE OBTAINED FROM AN ELIGIBLE
     FINANCIAL INSTITUTION. NOTARIZATION BY A NOTARY PUBLIC
     IS NOT AN ACCEPTABLE GUARANTEE.
   ---------------------------------------------------------------------



You may also use the following account services to sell shares:


SYSTEMATIC WITHDRAWAL PLAN. If you have at least $5,000 in a Fund, you may withdraw (sell) a fixed amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account in 3-4 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class D shares and reinvest your dividends and capital gain distributions, you may withdraw 10% of the value of your Fund account (at the time of election) annually without a CDSC.

CHECK REDEMPTION SERVICE. If you have at least $25,000 in a Fund, you may use this service to draw checks against your Fund account in amounts of $500 or more. If you have shares represented by certificates, those shares will not be available to draw checks against. If you bought $1,000,000 or more of Class A shares without an initial sales charge, you may be subject to a 1% CDSC if you draw checks against the shares within 18 months of purchase. If you own Class D shares, you may only draw checks against shares that have been held for one year or more. If you did not elect this service on your account application, you must complete a supplemental election form to add this service to your account. Contact SDC for more information.

IMPORTANT POLICIES THAT MAY AFFECT YOUR ACCOUNT

To protect you and other shareholders, the Funds reserve the right to:

   o  Refuse an exchange request if:
        1. you have exchanged twice from the same fund in any three-month period.

        2. the amount you wish to exchange equals the lesser of $1,000,000 or 1% of a Fund's net assets, or
        3. you or your financial advisor have been advised that previous patterns of purchases and sales or exchanges have been considered excessive.

   o  Refuse any request to buy Fund shares.

   o  Reject any request received by telephone.

   o  Suspend or terminate telephone services.

   o  Reject a signature guarantee that SDC believes may be fraudulent.

   o  Close your account if its value falls below $500.

   o Close your account if it does not have a certified taxpayer identification number.

TELEPHONE SERVICES
You and your broker/dealer representative or financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:

   o  Sale of uncertificated shares (up to $50,000 per day)

   o  Exchanges

   o  Dividend and/or capital gain distribution  option changes

   o  Address changes

   o  Establish systematic withdrawals to address of record

If you do not complete an account application when you open your account, telephone services must be elected on a supplemental election form.

Restrictions apply to certain types of accounts:

   o Trust accounts on which the current trustee is not listed may not sell Fund shares by phone.

   o  Corporations may not sell Fund shares by phone.

   o  IRAs may only exchange Fund shares or request address changes by phone.

   o Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within thirty days following an address change.

Your request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone. Your broker/dealer representative or financial advisor may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of shares. In this case, you may need to write, and it may take longer for your request to be processed. A Fund's NAV may fluctuate during this time.

The Funds and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine.

REINSTATEMENT PRIVILEGE
If you sell Fund shares, you may, within 120 calendar days, use part or all of the proceeds to buy shares of the Fund or any other Seligman mutual fund (reinstate your investment) without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC paid. This privilege is available only once each calendar year. Contact your financial advisor for more information. You should consult your tax advisor concerning possible tax consequences of exercising this privilege.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS
The Funds generally declare any dividends from net investment income daily and pay dividends on the 17th of each month. If the 17th day of a month falls on a weekend or on a NYSE holiday, the dividend will be distributed on the previous business day. The Funds distribute net capital gains realized on investments annually. It is expected that the Funds' distributions will be primarily income dividends.

Shareholders may elect to: (1) reinvest both dividends and capital gain distributions;

(2) take dividends in cash and reinvest capital gain distributions; or

(3) take both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions will be reinvested if you do not instruct otherwise.

If you want to change your election, you may write SDC at the address listed on the back cover of this prospectus, or, if you have telephone services, you or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Cash dividends or capital gain distributions will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into your predesignated bank account within 3-4 business days from the payable date.

Dividends and capital gain distributions are reinvested to buy additional shares on the payable date using the NAV of the payable date.

Dividends on Class D shares will be lower than the dividends on Class A shares as a result of their higher 12b-1 fees. Capital gain distributions, if any, will be paid in the same amount for each Class.

-----------------------------------------------------------------
  DIVIDEND:
  A payment by a mutual fund,
  usually derived from the fund's
  net investment income
  (dividends and interest earned
  on portfolio securities less
  expenses).

  CAPITAL GAIN DISTRIBUTION:
  A payment to mutual fund
  shareholders which represents
  profits realized on the sale of
  securities in a Fund's portfolio.

  EX-DIVIDEND DATE:
  The day on which any declared
  distributions (dividends or
  capital gains) are deducted
  from the Fund's assets before it
  calculates its NAV.
-----------------------------------------------------------------

TAXES
The Funds intend to pay dividends that are exempt from regular income tax. A Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Income exempt from federal tax may be subject to state and local tax. If you wish more specific information on the possible tax consequences of investing in a particular Fund, you should read that Fund's Statement of Additional Information.

Any capital gains distributed by a Fund may be taxable, whether you take them in cash or reinvest them to buy additional Fund shares. Capital gains may be taxed at different rates depending on the length of time the Fund holds its assets.


When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

EACH JANUARY, YOU WILL BE SENT INFORMATION ON THE TAX STATUS OF ANY DISTRIBUTIONS MADE DURING THE PREVIOUS CALENDAR YEAR. BECAUSE EACH SHAREHOLDER'S SITUATION IS UNIQUE, YOU SHOULD ALWAYS CONSULT YOUR TAX ADVISOR CONCERNING THE EFFECT INCOME TAXES MAY HAVE ON YOUR INDIVIDUAL INVESTMENT.

THE SELIGMAN MUTUAL FUNDS

EQUITY

SPECIALTY
-------------------------------------------------------------------------------
SELIGMAN COMMUNICATIONS AND
INFORMATION FUND
Seeks capital appreciation by investing in companies operating in all aspects of the communications, information, and related industries.

SELIGMAN HENDERSON GLOBAL TECHNOLOGY FUND
Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

SELIGMAN HENDERSON EMERGING MARKETS GROWTH FUND
Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

SMALL COMPANY
--------------------------------------------------------------------------------
SELIGMAN FRONTIER FUND
Seeks to maximize capital appreciation by investing primarily in small company growth stocks.

SELIGMAN SMALL-CAP VALUE FUND
Seeks long-term capital appreciation by investing in equities of small companies, deemed to be "value" companies by the investment manager.

SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES FUND
Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

MEDIUM COMPANY
--------------------------------------------------------------------------------
SELIGMAN CAPITAL FUND
Seeks capital appreciation by investing in the common stocks of companies with significant potential for growth.

LARGE COMPANY
--------------------------------------------------------------------------------
SELIGMAN GROWTH FUND
Seeks long-term growth of capital value and an increase in future income.

SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES FUND
Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

SELIGMAN LARGE-CAP VALUE FUND
Seeks long-term capital appreciation by investing in equities of large companies, deemed to be "value" companies by the investment manager.

SELIGMAN COMMON STOCK FUND
Seeks favorable, but not the highest, current income and long-term growth of both income and capital, without exposing capital to undue risk. Seligman Henderson International Fund Seeks long-term capital appreciation by investing in securities of medium- to large-sized companies, primarily in the developed markets outside the US.

BALANCED
--------------------------------------------------------------------------------
SELIGMAN INCOME FUND
Seeks high current income and improvement in capital value over the long term, consistent with prudent risk of capital.

FIXED-INCOME

INCOME
--------------------------------------------------------------------------------
SELIGMAN HIGH-YIELD BOND SERIES
Seeks to maximize current income by investing in a diversified portfolio of high-yielding, high-risk corporate bonds, commonly referred to as "junk bonds."

SELIGMAN U.S. GOVERNMENT SECURITIES SERIES
Seeks high current income primarily by investing in a diversified portfolio of securities guaranteed by the US government, its agencies, or instrumentalities, which have maturities greater than one year.

MUNICIPAL
--------------------------------------------------------------------------------
SELIGMAN MUNICIPAL FUNDS:
NATIONAL FUND*
Seeks maximum income, free from regular federal income taxes.

STATE-SPECIFIC FUNDS:

Seek to maximize income free from regular federal income taxes and from income taxes in the designated state.

California        Louisiana          New Jersey
 o High-Yield     Maryland           New York
 o Quality        Massachusetts      North Carolina
Colorado          Michigan           Ohio
Florida           Minnesota          Oregon
Georgia           Missouri           Pennsylvania
                                     South Carolina

* A small portion of income may be subject to state taxes.

MONEY MARKET
--------------------------------------------------------------------------------
SELIGMAN CASH MANAGEMENT FUND

Seeks to preserve capital and to maximize liquidity and current income, by investing only in high-quality money market securities having a maturity of 90 days or less. The fund seeks to maintain a constant net asset value of $1.00 per share.

FINANCIAL HIGHLIGHTS

The tables below are intended to help you understand the financial performance of each Fund's Classes for the past five years or, if less than five years, the period of the Class's operations. Certain information reflects financial results for a single Class share held throughout the periods shown. "Total return" shows how much you would have earned (or lost) on an investment in the Fund (assuming you reinvested all your dividends and capital gain distributions). Total returns do not reflect any sales charges. , independent auditors, have audited this information for each Fund. Their report, along with Fund's financial statements, is included in each Fund's annual report, which is available upon request.


NATIONAL FUND
                                                 CLASS A                                     CLASS D
                                ----------------------------------------   -------------------------------------------
                                        YEAR ENDED SEPTEMBER 30,                    YEAR ENDED SEPTEMBER 30,
                                ----------------------------------------   -------------------------------------------
                                                                                                              2/1/94(1)
                                1998     1997     1996    1995      1994    1998     1997     1996    1995  to 9/30/94
                                ----     ----     ----     ----     ----    ----     ----     ----     ----   -------
PER SHARE DATA:
Net asset value,
  beginning of period .....             $7.70    $7.58    $7.18    $8.72            $7.70    $7.57    $7.18   $8.20
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Investment operations:
  Net investment income ...              0.39     0.40     0.40     0.41             0.32     0.33     0.32    0.22
  Net realized and
    unrealized gain
    (loss) on
    investments ...........              0.31     0.12     0.40    (1.04)            0.32     0.13     0.39   (1.02)
Total from investment
  operations ..............              0.70     0.52     0.80    (0.63)            0.64     0.46     0.71   (0.80)
Less distributions:
  Dividends (from net
    investment income) ....             (0.39)   (0.40)   (0.40)   (0.41)           (0.32)   (0.33)   (0.32)  (0.22)
  Distributions
    (from net realized
    capital gains) ........                --       --       --    (0.50)              --       --       --      --
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total distributions .......             (0.39)   (0.40)   (0.40)   (0.91)           (0.32)   (0.33)   (0.32)  (0.22)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Net asset value,
  end of period ...........             $8.01    $7.70    $7.58    $7.18            $8.02    $7.70    $7.57   $7.18
                               =====    =====    =====    =====    =====   =====    =====    =====    =====   =====
Total return ..............             9.40%    6.97%   11.48%  (7.83)%            8.56%    6.13%   10.17% (9.96)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted) ..........           $97,481  $98,767 $104,184 $111,374           $2,279   $4,826   $1,215    $446
Ratio of expenses to
  average net assets ......             0.84%    0.80%    0.86%    0.85%            1.75%    1.67%    1.95%   1.76%(3)
Ratio of net investment
  income to average
  net assets ..............             5.05%    5.19%    5.46%    5.30%            4.15%    4.27%    4.40%   4.37%(3)
Portfolio turnover rate ...            20.63%   33.99%   24.91%   24.86%           20.63%   33.99%   24.91%  24.86%(4)


---------
See footnotes on page 60.

CALIFORNIA HIGH-YIELD FUND
                                                 CLASS A                                     CLASS D
                                ----------------------------------------   -------------------------------------------
                                        YEAR ENDED SEPTEMBER 30,                    YEAR ENDED SEPTEMBER 30,
                                ----------------------------------------   -------------------------------------------
                                                                                                              2/1/94(1)
                                1998     1997     1996    1995      1994    1998     1997     1996    1995  to 9/30/94
                                ----     ----     ----     ----     ----    ----     ----     ----     ----   -------
PER SHARE DATA:
Net asset value,
  beginning of period .....             $6.50    $6.47    $6.30    $6.73            $6.51    $6.48    $6.31   $6.67
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Investment operations:
  Net investment income ...              0.34     0.36     0.37     0.37             0.28     0.30     0.31    0.21
  Net realized and
    unrealized gain
    (loss) on investments .              0.20     0.05     0.17    (0.34)            0.19     0.05     0.17   (0.36)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total from investment
  operations ..............              0.54     0.41     0.54     0.03             0.47     0.35     0.48   (0.15)
Less distributions:
  Dividends (from net
    investment income) ....             (0.34)   (0.36)   (0.37)   (0.37)           (0.28)   (0.30)   (0.31)  (0.21)
  Distributions
    (from net realized
    capital gains) ........             (0.09)   (0.02)      --    (0.09)           (0.09)   (0.02)      --      --
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total distributions .......             (0.43)   (0.38)   (0.37)   (0.46)           (0.37)   (0.32)   (0.31)  (0.21)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Net asset value,
  end of period ...........             $6.61    $6.50    $6.47    $6.30            $6.61    $6.51    $6.48   $6.31
                               =====    =====    =====    =====    =====   =====    =====    =====    =====   =====
Total return ..............             8.74%    6.49%    8.85%    0.41%            7.60%    5.53%    7.78% (2.47)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted) ..........           $52,883  $50,264  $51,504  $48,007           $3,320   $1,919   $1,277    $650
Ratio of expenses to
  average net assets ......             0.87%    0.84%    0.90%    0.85%            1.77%    1.74%    1.91%   1.74%(3)
Ratio of net investment
  income to average
  net assets ..............             5.26%    5.49%    5.84%    5.74%            4.36%    4.59%    4.84%   4.73%(3)
Portfolio turnover rate ...            22.42%   34.75%   17.64%    8.36%           22.42%   34.75%   17.64%   8.36%(4)


CALIFORNIA QUALITY FUND

PER SHARE DATA:

Net asset value,
  beginning of period .....             $6.75    $6.65    $6.39    $7.28            $6.74    $6.63    $6.38   $7.13
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Investment operations:
  Net investment income ...              0.34     0.35     0.34     0.35             0.28     0.28     0.28    0.19
  Net realized and
    unrealized gain
    (loss) on investments .              0.24     0.11     0.32    (0.73)            0.23     0.12     0.31   (0.75)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total from investment
  operations ..............              0.58     0.46     0.66    (0.38)            0.51     0.40     0.59   (0.56)
Less distributions:
  Dividends (from net
    investment income)                  (0.34)   (0.35)   (0.34)   (0.35)           (0.28)   (0.28)   (0.28)  (0.19)
  Distributions
   (from net realized
   capital gains) .........                --    (0.01)   (0.06)   (0.16)              --    (0.01)   (0.06)     --
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total distributions .......             (0.34)   (0.36)   (0.40)   (0.51)           (0.28)   (0.29)   (0.34)  (0.19)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Net asset value,
  end of period ...........             $6.99    $6.75    $6.65    $6.39            $6.97    $6.74    $6.63   $6.38
                               =====    =====    =====    =====    =====   =====    =====    =====    =====   =====
Total return ..............             8.87%    7.00%   10.85%  (5.46)%            7.75%    6.20%    9.61% (8.01)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted) ..........           $86,992  $95,560  $94,947  $99,020           $1,677   $1,645     $863    $812
Ratio of expenses to
  average net assets ......             0.82%    0.79%    0.89%    0.81%            1.72%    1.69%    1.88%   1.77%(3)
Ratio of net investment
  income to average
  net assets ..............             4.99%    5.11%    5.34%    5.20%            4.09%    4.21%    4.36%   4.39%(3)
Portfolio turnover rate ...            12.16%   12.84%   11.24%   22.16%           12.16%   12.84%   11.24%  22.16%(4)


---------
See footnotes on page 60.


COLORADO FUND
CLASS A  CLASS D
                                                 CLASS A                                     CLASS D
                                ----------------------------------------   -------------------------------------------
                                        YEAR ENDED SEPTEMBER 30,                    YEAR ENDED SEPTEMBER 30,
                                ----------------------------------------   -------------------------------------------
                                                                                                              2/1/94(1)
                                1998     1997     1996    1995      1994    1998     1997     1996    1995  to 9/30/94
                                ----     ----     ----     ----     ----    ----     ----     ----     ----   -------
PER SHARE DATA:
Net asset value,
  beginning of period .....             $7.27    $7.30    $7.09    $7.76            $7.27    $7.29    $7.09   $7.72
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Investment operations:
  Net investment income ...              0.37     0.37     0.38     0.37             0.30     0.31     0.30    0.20
  Net realized and
    unrealized gain
    (loss) on investments .              0.15    (0.03)    0.21    (0.59)            0.15    (0.02)    0.20   (0.63)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total from investment
   operations .............              0.52     0.34     0.59    (0.22)            0.45     0.29     0.50   (0.43)
Less distributions:
  Dividends (from net
    investment income) ....             (0.37)   (0.37)   (0.38)   (0.37)           (0.30)   (0.31)   (0.30)  (0.20)
  Distributions
    (from net realized
    capital gains) ........                --       --       --    (0.08)              --       --       --      --
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total distributions .......             (0.37)   (0.37)   (0.38)   (0.45)           (0.30)   (0.31)   (0.30)  (0.20)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Net asset value,
  end of period ...........             $7.42    $7.27    $7.30    $7.09            $7.42    $7.27    $7.29   $7.09
                               =====    =====    =====    =====    =====   =====    =====    =====    =====   =====
Total return                            7.30%    4.76%    8.56%  (2.92)%             6.34%   3.95%    7.26% (5.73)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted) ..........           $49,780  $52,295  $54,858  $58,197             $238     $255     $193     $96
Ratio of expenses to
  average net assets ......             0.90%    0.85%    0.93%    0.86%            1.81%    1.75%    2.02%   1.78%(3)
Ratio of net investment
  income to average
  net assets ..............             5.01%    5.07%    5.31%    5.06%            4.10%    4.17%    4.23%   4.05%(3)
Portfolio turnover rate ...             3.99%   12.39%   14.70%   10.07%            3.99%   12.39%   14.70%  10.07%(4)


FLORIDA FUND

PER SHARE DATA:
Net asset value,
   beginning of period ....             $7.67    $7.71    $7.34    $8.20            $7.68    $7.72    $7.34   $8.10
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Investment operations:
  Net investment income ...              0.36     0.38     0.40     0.42             0.30     0.32     0.34    0.24
  Net realized and
    unrealized gain
    (loss) on investments .              0.23     0.04     0.37    (0.74)            0.23     0.04     0.38   (0.76)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total from investment
  operations ..............              0.59     0.42     0.77    (0.32)            0.53     0.36     0.72   (0.52)
Less distributions:
  Dividends (from net
    investment income) ....             (0.36)   (0.38)   (0.40)   (0.42)           (0.30)   (0.32)   (0.34)  (0.24)
  Distributions
    (from net realized
    capital gains) ........             (0.10)   (0.08)      --    (0.12)           (0.10)   (0.08)      --     --
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total distributions .......             (0.46)   (0.46)   (0.40)   (0.54)           (0.40)   (0.40)   (0.34)  (0.24)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Net asset value,
  end of period ...........             $7.80    $7.67    $7.71    $7.34            $7.81    $7.68    $7.72   $7.34
                               =====    =====    =====    =====    =====   =====    =====    =====    =====   =====
Total return                            8.01%    5.54%   10.87%  (3.99)%            7.18%    4.74%   10.07% (6.64)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted) ..........           $42,024  $45,200  $49,030  $49,897           $1,678   $1,277     $603    $244
Ratio of expenses to
  average net assets ......             1.04%    0.97%    0.72%    0.42%            1.81%    1.73%    1.66%   1.29%(3)
Ratio of net investment
  income to average
  net assets ..............             4.70%    4.90%    5.38%    5.49%            3.93%    4.14%    4.53%   4.61%(3)
Portfolio turnover rate ...            33.68%   18.53%   11.82%    6.17%           33.68%   18.53%   11.82%   6.17%(4)
Without management
  fee waiver:(5)
  Net investment income
    per share .............                      $0.38    $0.37    $0.38                     $0.32    $0.31   $0.21
  Ratios:
  Expenses to average
    net assets ............                      0.97%    1.03%    1.00%                     1.73%    1.97%   1.84%(3)
  Net investment income to
    average net assets ....                      4.90%    5.07%    4.91%                     4.14%    4.22%   4.08%(3)


---------
See footnotes on page 60.

GEORGIA FUND

                                                 CLASS A                                     CLASS D
                                ----------------------------------------   -------------------------------------------
                                        YEAR ENDED SEPTEMBER 30,                    YEAR ENDED SEPTEMBER 30,
                                ----------------------------------------   -------------------------------------------
                                                                                                              2/1/94(1)
                                1998     1997     1996    1995      1994    1998     1997     1996    1995  to 9/30/94
                                ----     ----     ----     ----     ----    ----     ----     ----     ----   -------
PER SHARE DATA:
Net asset value,
  beginning of period .....             $7.87    $7.81    $7.48    $8.43            $7.88    $7.82    $7.49   $8.33
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Investment operations:
  Net investment income ...              0.38     0.39     0.39     0.41             0.31     0.32     0.32    0.22
  Net realized and
    unrealized gain
    (loss) on investments .              0.28     0.11     0.43    (0.86)            0.28     0.11     0.43   (0.84)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total from investment
  operations ..............              0.66     0.50     0.82    (0.45)            0.59     0.43     0.75   (0.62)

Less distributions:
  Dividends (from net
    investment income) ....             (0.38)   (0.39)   (0.39)   (0.41)           (0.31)   (0.32)   (0.32)  (0.22)
  Distributions
   (from net realized
   capital gains) .........             (0.03)   (0.05)   (0.10)   (0.09)           (0.03)   (0.05)   (0.10)     --
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total distributions .......             (0.41)   (0.44)   (0.49)   (0.50)           (0.44)   (0.37)   (0.42)  (0.22)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Net asset value,
  end of period ...........             $8.12    $7.87    $7.81    $7.48            $8.13    $7.88    $7.82   $7.49
                               =====    =====    =====    =====    =====   =====    =====    =====    =====   =====
Total return ..............             8.65%    6.56%   11.66%  (5.52)%            7.67%    5.60%   10.58% (7.57)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted) ..........           $50,614  $50,995  $57,678  $61,466           $2,640   $2,327   $2,079    $849
Ratio of expenses to
  average net assets ......             0.89%    0.83%    0.91%    0.73%            1.79%    1.73%    1.90%   1.76%(3)
Ratio of net investment
  income to average
  net assets ..............             4.82%    4.94%    5.26%    5.21%            3.92%    4.03%    4.28%   4.28%(3)
Portfolio turnover rate ...            12.28%   16.24%    3.36%   19.34%           12.28%   16.24%    3.36%  19.34%(4)
Without management fee
  waiver:(5)
  Net investment income
    per share .............                               $0.39    $0.40                              $0.31   $0.21
  Ratios:
  Expenses to average
    net assets                                            0.96%    0.93%                              1.95%   1.90%(3)
  Net investment income to
    average net assets ....                               5.21%    5.01%                              4.23%   4.15%(3)

LOUISIANA FUND

PER SHARE DATA:
Net asset value,
  beginning of period .....              8.16   $8.14     $7.94    $8.79            $8.16    $8.14    $7.94   $8.73
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Investment operations:
  Net investment income ...              0.41     0.42     0.43     0.44             0.34     0.35     0.35    0.24
  Net realized and
    unrealized gain
    (loss) on investments .              0.23     0.08     0.34    (0.77)            0.22     0.08     0.34   (0.79)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total from investment
  operations ..............              0.64     0.50     0.77    (0.33)            0.56     0.43     0.69   (0.55)
Less distributions:
  Dividends (from net
    investment income) ....             (0.41)   (0.42)   (0.43)   (0.44)           (0.34)   (0.35)    (0.35) (0.24)
  Distributions
    (from net realized
    capital gains) ........             (0.11)   (0.06)   (0.14)   (0.08)           (0.11)   (0.06)   (0.14)     --
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total distributions .......             (0.52)   (0.48)   (0.57)   (0.52)           (0.45)   (0.41)   (0.49)  (0.24)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Net asset value,
  end of period ...........             $8.28    $8.16    $8.14    $7.94            $8.27    $8.16    $8.14   $7.94
                               =====    =====    =====    =====    =====   =====    =====    =====    =====   =====
Total return                            8.17%    6.32%   10.30%  (3.83)%            7.07%    5.37%    9.17% (6.45)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted) ..........           $56,199  $57,264  $61,988  $61,441             $509     $389     $465    $704
Ratio of expenses to
  average net assets ......             0.86%    0.82%    0.89%    0.87%            1.76%    1.72%    1.91%   1.78%(3)
Ratio of net investment
  income to average
  net assets ..............             5.08%    5.15%    5.44%    5.31%            4.18%    4.25%    4.41%   4.33%(3)
Portfolio turnover rate ...            16.08%   10.08%    4.82%   17.16%           16.08%   10.08%    4.82%  17.16%(4)



---------
See footnotes on page 60.


MARYLAND FUND
                                                 CLASS A                                     CLASS D
                                ----------------------------------------   -------------------------------------------
                                        YEAR ENDED SEPTEMBER 30,                    YEAR ENDED SEPTEMBER 30,
                                ----------------------------------------   -------------------------------------------
                                                                                                              2/1/94(1)
                                1998     1997     1996    1995      1994    1998     1997     1996    1995  to 9/30/94
                                ----     ----     ----     ----     ----    ----     ----     ----     ----   -------
PER SHARE DATA:
Net asset value,
  beginning of period .....             $7.99    $7.96    $7.71    $8.64            $7.99    $7.97    $7.72   $8.46
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Investment operations:
  Net investment income ...              0.40     0.40     0.41     0.42             0.33     0.33     0.33    0.23
  Net realized
    and unrealized
    gain (loss)
    on investments ........              0.19     0.06     0.38    (0.76)            0.20     0.05     0.38   (0.74)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total from investment
  operations ..............              0.59     0.46     0.79    (0.34)            0.53     0.38     0.71   (0.51)
Less distributions:
  Dividends (from net
    investment income) ....             (0.40)   (0.40)   (0.41)   (0.42)           (0.33)   (0.33)   (0.33)  (0.23)
  Distributions
   (from net realized
    capital gains) ........             (0.04)   (0.03)   (0.13)   (0.17)           (0.04)   (0.03)   (0.13)     --
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total distributions .......             (0.44)   (0.43)   (0.54)   (0.59)           (0.37)   (0.36)   (0.46)  (0.23)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Net asset value,
 end of period ............             $8.14    $7.99    $7.96    $7.71            $8.15    $7.99    $7.97   $7.72
                               =====    =====    =====    =====    =====   =====    =====    =====    =====   =====
Total return                            7.64%    6.00%   10.90%  (4.08)%            6.80%    4.91%    9.75% (6.21)% (2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted) ..........           $52,549  $54,041  $56,290  $57,263           $2,063   $2,047     $630    $424
Ratio of expenses to
  average net assets ......             0.90%    0.84%    0.96%    0.92%            1.81%    1.72%    2.02%   1.80%(3)
Ratio of net investment
  income to average
  net assets ..............             4.99%    5.05%    5.31%    5.17%            4.08%    4.14%    4.27%   4.26%(3)
Portfolio turnover rate ...            14.79%    5.56%    3.63%   17.68%           14.79%    5.56%    3.63%  17.68%(4)


MASSACHUSETTS FUND

PER SHARE DATA:
Net asset value,
  beginning of period .....             $7.85    $7.91    $7.66    $8.54            $7.84    $7.90    $7.66   $8.33
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Investment operations:
  Net investment income ...              0.40     0.41     0.42     0.44             0.33     0.34     0.34    0.24
  Net realized and
    unrealized gain
    (loss) on investments .              0.22     0.05     0.28    (0.67)            0.23     0.05     0.27   (0.67)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total from investment
  operations ..............              0.62     0.46     0.70    (0.23)            0.56     0.39     0.61   (0.43)
Less distributions:
  Dividends (from net
    investment income) ....             (0.40)   (0.41)   (0.42)   (0.44)           (0.33)   (0.34)   (0.34)  (0.24)

  Distributions
    (from net realized
    capital gains) ........             (0.08)   (0.11)   (0.03)   (0.21)           (0.08)   (0.11)   (0.03)     --
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total distributions .......             (0.48)   (0.52)   (0.45)   (0.65)           (0.41)   (0.45)   (0.37)  (0.24)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Net asset value,
  end of period ...........             $7.99    $7.85    $7.91    $7.66            $7.99    $7.84    $7.90   $7.66
                               =====    =====    =====    =====    =====   =====    =====    =====    =====   =====
Total return ..............             8.11%    5.97%    9.58%  (2.94)%            7.29%    5.01%    8.33% (5.34)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted)                     $110,011 $109,872 $115,711 $120,149           $1,245   $1,405     $809  $1,099
Ratio of expenses to
  average net assets ......             0.84%    0.80%    0.86%    0.85%            1.74%    1.70%    1.95%   1.78%(3)
Ratio of net investment
  income to average
  net assets ..............             5.06%    5.24%    5.51%    5.46%            4.16%    4.32%    4.47%   4.52%(3)
Portfolio turnover rate ...            29.26%   26.30%   16.68%   12.44%           29.26%   26.30%   16.68%  12.44%(4)



---------
See footnotes on page 60.

MICHIGAN FUND
                                                 CLASS A                                     CLASS D
                                ----------------------------------------   -------------------------------------------
                                        YEAR ENDED SEPTEMBER 30,                    YEAR ENDED SEPTEMBER 30,
                                ----------------------------------------   -------------------------------------------
                                                                                                              2/1/94(1)
                                1998     1997     1996    1995      1994    1998     1997     1996    1995  to 9/30/94
                                ----     ----     ----     ----     ----    ----     ----     ----     ----   -------
PER SHARE DATA:
Net asset value,
  beginning of period .....             $8.46    $8.54    $8.28    $9.08            $8.45    $8.54    $8.28   $9.01
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Investment operations:
  Net investment income ...              0.43     0.45     0.46     0.46             0.36     0.37     0.37    0.25
  Net realized and
    unrealized gain
    (loss) on investments .              0.23     0.06     0.30    (0.71)            0.23     0.05     0.30   (0.73)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total from investment
  operations ..............              0.66     0.51     0.76    (0.25)            0.59     0.42     0.67   (0.48)
Less distributions:
  Dividends (from net
    investment income) ....             (0.43)   (0.45)   (0.46)   (0.46)           (0.36)   (0.37)   (0.37)  (0.25)
  Distributions
    (from net realized
    capital gains) ........             (0.09)   (0.14)   (0.04)  (0.09)            (0.09)   (0.14)   (0.04)     --
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total distributions .......             (0.52)   (0.59)   (0.50)  (0.55)            (0.45)   (0.51)   (0.41)  (0.25)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Net asset value,
  end of period ...........             $8.60    $8.46    $8.54    $8.28            $8.59    $8.45    $8.54   $8.28
                               =====    =====    =====    =====    =====   =====    =====    =====    =====   =====
Total return                            8.16%    6.16%    9.56%  (2.90)%            7.19%    5.09%    8.36% (5.47)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted) ..........          $143,370 $148,178 $151,589 $151,095           $1,845   $1,486   $1,172    $671
Ratio of expenses to
  average net assets ......             0.81%    0.78%    0.87%    0.84%            1.71%    1.68%    2.01%   1.75%(3)
Ratio of net investment
  income to average
   net assets .............             5.13%    5.29%    5.50%    5.32%            4.23%    4.39%    4.40%   4.40%(3)
Portfolio turnover rate ...            10.98%   19.62%   20.48%   10.06%           10.98%   19.62%   20.48%  10.06%(4)


MINNESOTA FUND

PER SHARE DATA:
Net asset value,
  beginning of period .....             $7.68    $7.82    $7.72    $8.28            $7.68    $7.82    $7.73   $8.22
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Investment operations:
  Net investment income ...              0.40     0.42     0.45     0.45             0.33     0.35     0.38    0.25
  Net realized and
    unrealized gain
   (loss) on investments ..              0.11    (0.12)    0.11    (0.44)            0.11    (0.12)    0.10   (0.49)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total from investment
   operations .............              0.51     0.30     0.56     0.01             0.44     0.23     0.48   (0.24)
Less distributions:
  Dividends (from net
    investment income) ....             (0.40)   (0.42)   (0.45)   (0.45)           (0.33)   (0.35)   (0.38)  (0.25)
  Distributions
    (from net realized
    capital gains) ........                --    (0.02)   (0.01)   (0.12)              --    (0.02)   (0.01)     --
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total distributions .......             (0.40)   (0.44)   (0.46)   (0.57)           (0.33)   (0.37)   (0.39)  (0.24)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Net asset value,
  end of period ...........             $7.79    $7.68    $7.82    $7.72            $7.79    $7.68    $7.82   $7.73
                               =====    =====    =====    =====    =====   =====    =====    =====    =====   =====
Total return                            6.85%    3.99%    7.61%    0.12%            5.89%    3.06%    6.45% (3.08)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted) ..........          $121,674 $126,173 $132,716 $134,990           $1,799   $2,036   $2,237  $1,649
Ratio of expenses to
  average net assets ......             0.85%    0.81%    0.87%    0.85%            1.75%    1.71%    1.85%   1.74%(3)
Ratio of net investment
  income to average
  net assets ..............             5.21%    5.47%    5.89%    5.70%            4.31%    4.57%    4.92%   4.68%(3)
Portfolio turnover rate ...             6.88%   26.89%    5.57%    3.30%            6.88%   26.89%    5.57%   3.30%(4)


---------
See footnotes on page 60.

MISSOURI FUND
                                                 CLASS A                                     CLASS D
                                ----------------------------------------   -------------------------------------------
                                        YEAR ENDED SEPTEMBER 30,                    YEAR ENDED SEPTEMBER 30,
                                ----------------------------------------   -------------------------------------------
                                                                                                              2/1/94(1)
                                1998     1997     1996    1995      1994    1998     1997     1996    1995  to 9/30/94
                                ----     ----     ----     ----     ----    ----     ----     ----     ----   -------
PER SHARE DATA:
Net asset value,
  beginning of period .....             $7.71    $7.70    $7.41    $8.31            $7.72    $7.70    $7.41   $8.20
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Investment operations:
  Net investment income ...              0.38     0.39     0.40     0.40             0.31     0.32     0.32    0.22
  Net realized and
    unrealized gain
    (loss) on investments .              0.19     0.08     0.36    (0.79)            0.18     0.09     0.36   (0.79)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total from investment
  operations ..............              0.57     0.47     0.76    (0.39)            0.49     0.41     0.68   (0.57)
Less distributions:
  Dividends (from net
    investment income) ....             (0.38)   (0.39)   (0.40)   (0.40)           (0.31)   (0.32)   (0.32)  (0.22)
  Distributions
    (from net realized
    capital gains) ........             (0.08)   (0.07)   (0.07)   (0.11)           (0.08)   (0.07)   (0.07)     --
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total distributions .......             (0.46)   (0.46)   (0.47)   (0.51)           (0.39)   (0.39)   (0.39)  (0.22)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Net asset value,
  end of period ...........             $7.82    $7.71    $7.70    $7.41            $7.82    $7.72    $7.70   $7.41
                               =====    =====    =====    =====    =====   =====    =====    =====    =====   =====
Total return ..............             7.70%    6.27%   10.67%  (4.85)%            6.60%    5.46%    9.49% (7.16)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted) ..........           $52,766  $49,941  $51,169  $52,621             $474     $565     $515    $350
Ratio of expenses to
  average net assets ......             0.89%    0.86%    0.88%    0.74%            1.80%    1.76%    1.98%   1.70%(3)
Ratio of net investment
  income to average
  net assets ..............             4.93%    5.03%    5.31%    5.18%            4.02%    4.13%    4.23%   4.27%(3)
Portfolio turnover rate ...             6.47%    8.04%    3.88%   14.33%            6.47%    8.04%    3.88%  14.33%(4)
Without management
  fee waiver:(5)
  Net investment income
    per share .............                               $0.39    $0.39                              $0.32   $0.22
  Ratios:
  Expenses to average
    net assets ............                               0.93%    0.88%                              2.03%   1.80%(3)
  Net investment
    income to average
    net assets ............                               5.26%    5.04%                              4.18%   4.17%(3)

NEW JERSEY FUND

PER SHARE DATA:
Net asset value,
  beginning of period .....             $7.60    $7.59    $7.40    $8.24            $7.68    $7.67    $7.48   $8.14
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Investment operations:
  Net investment income ...              0.36     0.39     0.39     0.41             0.31     0.33     0.33    0.23
  Net realized and
    unrealized gain
   (loss) on investments ..              0.21     0.01     0.29    (0.74)            0.21     0.01     0.29   (0.66)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total from investment
  operations ..............              0.57     0.40     0.68    (0.33)            0.52     0.34     0.62   (0.43)
Less distributions:
  Dividends (from net
    investment income) ....             (0.36)   (0.39)   (0.39)   (0.41)           (0.31)   (0.33)   (0.33)  (0.23)
  Distributions
    (from net realized
    capital gains) ........             (0.25)      --    (0.10)   (0.10)           (0.25)      --    (0.10)    --
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total distributions .......             (0.61)   (0.39)   (0.49)   (0.51)           (0.56)   (0.33)   (0.43)  (0.23)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Net asset value,
  end of period ...........             $7.56    $7.60    $7.59    $7.40            $7.64    $7.68    $7.67   $7.48
                               =====    =====    =====    =====    =====   =====    =====    =====    =====   =====
Total return ..............             7.96%    5.37%    9.77%  (4.25)%            7.10%    4.56%    8.79% (5.47)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted) ..........           $62,597  $66,293  $73,561  $73,942           $1,282   $1,152   $1,190    $986
Ratio of expenses to
  average net assets ......             1.06%    1.02%    1.01%    0.90%            1.83%    1.79%    1.89%   1.75%(3)
Ratio of net investment
  income to average
  net assets ..............             4.90%    5.06%    5.29%    5.24%            4.13%    4.29%    4.45%   4.37%(3)
Portfolio turnover rate ...            20.22%   25.65%    4.66%   12.13%           20.22%   25.65%    4.66%  12.13%(4)
Without management fee
  waiver:(5)
  Net investment income
    per share .............                               $0.39    $0.40                              $0.33   $0.22
  Ratios:
  Expenses to average
    net assets ............                               1.06%    1.07%                              1.94%   1.87%(3)
  Net investment income to
    average net assets ....                               5.24%    5.07%                              4.40%   4.25%(3)


---------
See footnotes on page 60.

NEW YORK FUND
                                                 CLASS A                                     CLASS D
                                ----------------------------------------   -------------------------------------------
                                        YEAR ENDED SEPTEMBER 30,                    YEAR ENDED SEPTEMBER 30,
                                ----------------------------------------   -------------------------------------------
                                                                                                              2/1/94(1)
                                1998     1997     1996    1995      1994    1998     1997     1996    1995  to 9/30/94
                                ----     ----     ----     ----     ----    ----     ----     ----     ----   -------
PER SHARE DATA:
Net asset value,
  beginning of period .....             $7.98    $7.86    $7.67    $8.75            $7.98    $7.87    $7.67   $8.55
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Investment operations:
  Net investment income ...              0.41     0.42     0.42     0.43             0.34     0.34     0.34    0.23
  Net realized and
    unrealized gain
    (loss) on investments .              0.32     0.12     0.36    (0.88)            0.33     0.11     0.37   (0.88)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total from investment
  operations ..............              0.73     0.54     0.78    (0.45)            0.67     0.45     0.71   (0.65)
Less distributions:
  Dividends (from net
    investment income) ....             (0.41)   (0.42)   (0.42)   (0.43)           (0.34)   (0.34)   (0.34)  (0.23)
  Distributions
    (from net realized
    capital gains) ........             (0.02)      --    (0.17)   (0.20)           (0.02)      --    (0.17)     --
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total distributions .......             (0.43)   (0.42)   (0.59)   (0.63)           (0.36)   (0.34)   (0.51)  (0.23)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Net asset value,
  end of period ...........             $8.28    $7.98    $7.86    $7.67            $8.29    $7.98    $7.87   $7.67
                               =====    =====    =====    =====    =====   =====    =====    =====    =====   =====
Total return ..............             9.45%    6.97%   10.93%  (5.37)%            8.60%    5.86%    9.87% (7.73)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted) ..........           $83,528  $82,719  $83,980  $90,914           $1,572   $1,152     $885    $476
Ratio of expenses to
  average net assets ......             0.82%    0.77%    0.88%    0.87%            1.73%    1.68%    1.96%   1.81%(3)
Ratio of net investment
  income to average
  net assets ..............             5.09%    5.24%    5.52%    5.31%            4.18%    4.33%    4.42%   4.39%(3)
Portfolio turnover rate ...            23.83%   25.88%   34.05%   28.19%           23.83%   25.88%   34.05%  28.19%(4)


NORTH CAROLINA FUND

PER SHARE DATA:
Net asset value,
  beginning of period .....             $7.84    $7.74    $7.30    $8.22            $7.83   $7.74     $7.29   $8.17
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----

Investment operations:
  Net investment income ...              0.37     0.37     0.39     0.41             0.31     0.31     0.33    0.23
  Net realized and
    unrealized gain
   (loss) on investments ..              0.24     0.11     0.45    (0.87)            0.25     0.10     0.46   (0.88)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total from investment
  operations ..............              0.61     0.48     0.84    (0.46)            0.56     0.41     0.79   (0.65)
Less distributions:
  Dividends (from net
    investment income) ....             (0.37)   (0.37)   (0.39)   (0.41)           (0.31)   (0.31)   (0.33)  (0.23)
  Distributions
    (from net realized
    capital gains) ........             (0.03)   (0.01)   (0.01)   (0.05)           (0.03)   (0.01)   (0.01)    --
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total distributions .......             (0.40)   (0.38)   (0.40)   (0.46)           (0.34)   (0.32)   (0.34)  (0.23)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Net asset value,
  end of period ...........             $8.05    $7.84    $7.74    $7.30            $8.05    $7.83    $7.74   $7.29
                               =====    =====    =====    =====    =====   =====    =====    =====    =====   =====
Total return ..............             8.01%    6.39%   11.92%  (5.80)%            7.33%    5.45%   11.19% (8.15)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted) ..........           $32,684  $35,934  $37,446  $38,920           $1,217   $1,232   $1,257  $1,282
Ratio of expenses to
  average net assets ......             1.09%    1.05%    0.82%    0.44%            1.85%    1.81%    1.64%   1.27%(3)
Ratio of net investment
  income to average
  net assets ..............             4.66%    4.75%    5.21%    5.29%            3.90%    3.99%    4.42%   4.49%(3)
Portfolio turnover rate ...            13.04%   15.12%    4.38%   15.61%           13.04%   15.12%    4.38%  15.61%(4)
Without management
  fee waiver:(5)
  Net investment income
    per share .............                      $0.37    $0.36    $0.35                     $0.31    $0.31   $0.20
  Ratios:
  Expenses to average
    net assets ............                      1.06%    1.18%    1.13%                     1.82%    2.00%   1.95%(3)
  Net investment income to
    average net assets ....                      4.74%    4.85%    4.60%                     3.98%    4.06%   3.82%(3)


---------
See footnotes on page 60.

OHIO FUND
                                                 CLASS A                                     CLASS D
                                ----------------------------------------   -------------------------------------------
                                        YEAR ENDED SEPTEMBER 30,                    YEAR ENDED SEPTEMBER 30,
                                ----------------------------------------   -------------------------------------------
                                                                                                              2/1/94(1)
                                1998     1997     1996    1995      1994    1998     1997     1996    1995  to 9/30/94
                                ----     ----     ----     ----     ----    ----     ----     ----     ----   -------
PER SHARE DATA:
Net asset value,
  beginning of period .....             $8.09    $8.11    $7.90    $8.77            $8.13    $8.15    $7.92   $8.61
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Investment operations:
  Net investment income ...              0.42     0.43     0.44     0.44             0.35     0.36     0.36    0.24
  Net realized and
    unrealized gain
    (loss) on investments .              0.17     0.02     0.28    (0.70)            0.17     0.02     0.30   (0.69)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total from investment
  operations ..............              0.59     0.45     0.72    (0.26)            0.52     0.38     0.66   (0.45)
Less distributions:
  Dividends (from net
    investment income) ....             (0.42)   (0.43)   (0.44)   (0.44)           (0.35)   (0.36)   (0.36)  (0.24)
  Distributions
    (from net realized
    capital gains) ........             (0.07)   (0.04)   (0.07)   (0.17)           (0.07)   (0.04)   (0.07)     --
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total distributions .......             (0.49)   (0.47)   (0.51)   (0.61)           (0.42)   (0.40)   (0.43)  (0.24)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Net asset value,
  end of period                         $8.19    $8.09    $8.11    $7.90            $8.23    $8.13    $8.15   $7.92
                               =====    =====    =====    =====    =====   =====    =====    =====    =====   =====
Total return                            7.54%    5.68%    9.59%  (3.08)%            6.57%    4.74%    8.67% (5.36)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted) ..........          $154,419 $162,243 $170,191 $171,469           $1,160   $1,011     $660    $324
Ratio of expenses to
  average net assets ......             0.81%    0.77%    0.84%    0.84%            1.71%    1.67%    1.93%   1.78%(3)
Ratio of net investment
  income to average
  net assets ..............             5.19%    5.32%    5.56%    5.34%            4.29%    4.42%    4.48%   4.41%(3)
Portfolio turnover rate ...            11.76%   12.90%    2.96%    9.37%           11.76%   12.90%    2.96%   9.37%(4)


OREGON FUND

PER SHARE DATA:
Net asset value,
  beginning of period .....             $7.65    $7.66    $7.43    $8.08            $7.64    $7.65    $7.43   $8.02
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Investment operations:
  Net investment income ...              0.38     0.40     0.40     0.40             0.31     0.33     0.33    0.22
  Net realized and
    unrealized gain
    (loss) on investments .              0.26       --     0.25    (0.59)            0.27       --     0.24   (0.59)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total from investment
  operations ..............              0.64     0.40     0.65    (0.19)            0.58     0.33     0.57   (0.37)
Less distributions:
  Dividends (from net
    investment income) ....             (0.38)   (0.40)   (0.40)   (0.40)           (0.31)   (0.33)   (0.33)  (0.22)
  Distributions
    (from net realized
    capital gains) ........             (0.04)   (0.01)   (0.02)   (0.06)           (0.04)   (0.01)   (0.02)    --
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total distributions .......             (0.42)   (0.41)   (0.42)   (0.46)           (0.35)   (0.34)   (0.35)  (0.22)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Net asset value,
   end of period ..........             $7.87    $7.65    $7.66    $7.43            $7.87    $7.64    $7.65   $7.43
                               =====    =====    =====    =====    =====   =====    =====    =====    =====   =====
Total return ..............             8.60%    5.27%    9.05%  (2.38)%            7.77%    4.33%    7.86% (4.76)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted) ..........           $55,239  $57,345  $59,549  $59,884           $1,678   $1,540   $1,495    $843
Ratio of expenses to
   average net assets .....             0.90%    0.86%    0.86%    0.78%            1.80%    1.76%    1.83%   1.72%(3)
Ratio of net investment
  income to average
  net assets ..............             4.88%    5.18%    5.40%    5.20%            3.98%    4.28%    4.41%   4.32%(3)
Portfolio turnover rate ...            19.46%   28.65%    2.47%    9.43%           19.46%   28.65%    2.47%   9.43%(4)
Without management
  fee waiver:(5)
  Net investment income
    per share .............                               $0.40    $0.39                              $0.33   $0.22
  Ratios:
  Expenses to average
    net assets ............                               0.91%    0.89%                              1.88%   1.82%(3)
  Net investment income to
    average net assets ....                               5.35%    5.09%                              4.36%   4.22%(3)


---------
See footnotes on page 60.

PENNSYLVANIA FUND
                                                 CLASS A                                     CLASS D
                                ----------------------------------------   -------------------------------------------
                                        YEAR ENDED SEPTEMBER 30,                    YEAR ENDED SEPTEMBER 30,
                                ----------------------------------------   -------------------------------------------
                                                                                                              2/1/94(1)
                                1998     1997     1996    1995      1994    1998     1997     1996    1995  to 9/30/94
                                ----     ----     ----     ----     ----    ----     ----     ----     ----   -------
PER SHARE DATA:
Net asset value,
  beginning of period .....             $7.82    $7.79    $7.55    $8.61            $7.81    $7.78    $7.54   $8.37
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Investment operations:
  Net investment income ...              0.36     0.38     0.38     0.39             0.30     0.32     0.31    0.22
  Net realized and
    unrealized gain
    (loss) on investments .              0.24     0.12     0.37    (0.80)            0.24     0.12     0.37   (0.83)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total from investment
  operations ..............              0.60     0.50     0.75    (0.41)            0.54     0.44     0.68   (0.61)
Less distributions:
  Dividends (from net
    investment income) ....             (0.36)   (0.38)   (0.38)   (0.39)           (0.30)   (0.32)   (0.31)  (0.22)
  Distributions
    (from net realized
    capital gains) ........             (0.10)   (0.09)   (0.13)   (0.26)           (0.10)   (0.09)   (0.13)     --
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total distributions .......             (0.46)   (0.47)   (0.51)   (0.65)           (0.40)   (0.41)   (0.44)  (0.22)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Net asset value,
  end of period ...........             $7.96    $7.82    $7.79    $7.55            $7.95    $7.81    $7.78   $7.54
                               =====    =====    =====    =====    =====   =====    =====    =====    =====   =====
Total return ..............             7.89%    6.57%   10.55%  (5.00)%            7.07%    5.76%    9.53% (7.50)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted) ..........           $30,092  $31,139  $33,251  $34,943             $816     $876     $426     $43
Ratio of expenses to
  average net assets ......             1.19%    1.11%    1.21%    1.16%            1.96%    1.88%    2.23%   2.00%(3)
Ratio of net investment
  income to average
  net assets ..............             4.60%    4.82%    5.05%    4.91%            3.83%    4.05%    4.10%   4.20%(3)
Portfolio turnover rate ...            32.99%    4.56%   11.78%    7.71%           32.99%    4.56%   11.78%   7.71%(4)


SOUTH CAROLINA FUND

PER SHARE DATA:
Net asset value,
  beginning of period .....             $8.07    $7.97    $7.61    $8.52            $8.06    $7.97    $7.61   $8.42
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Investment operations:
  Net investment income ...              0.40     0.41     0.41     0.41             0.33     0.34     0.34    0.22
  Net realized and
    unrealized gain
    (loss) on investments .              0.22     0.12     0.37    (0.79)            0.23     0.11     0.37   (0.81)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total from investment
  operations ..............              0.62     0.53     0.78    (0.38)            0.56     0.45     0.71   (0.59)
Less distributions:
  Dividends (from net
    investment income) ....             (0.40)   (0.41)   (0.41)   (0.41)           (0.33)   (0.34)   (0.34)  (0.22)
  Distributions
    (from net realized
    capital gains) ........             (0.13)   (0.02)   (0.01)   (0.12)           (0.13)   (0.02)   (0.01)     --
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
Total distributions .......             (0.53)   (0.43)   (0.42)   (0.53)           (0.46)   (0.36)   (0.35)  (0.22)
                               -----    -----    -----    -----    -----   -----    -----    -----    -----   -----

Net asset value,
  end of period ...........             $8.16    $8.07    $7.97    $7.61            $8.16    $8.06    $7.97   $7.61
                               =====    =====    =====    =====    =====   =====    =====    =====    =====   =====
Total return ..............             7.99%    6.82%   10.69%    (4.61)           7.15%    5.73%    9.63% (7.14)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted) ..........          $101,018 $108,163 $112,421 $115,133           $3,663   $2,714   $1,704  $1,478
Ratio of expenses to
  average net assets ......             0.84%    0.80%    0.88%    0.83%            1.75%    1.70%    1.85%   1.74%(3)
Ratio of net investment
  income to average
  net assets ..............             5.04%    5.15%    5.38%    5.12%            4.13%    4.25%    4.40%   4.29%(3)
Portfolio turnover rate ...                --   20.66%    4.13%   1 .81%               --   20.66%    4.13%   1.81%(4)



-------------------
(1) Commencement of offering of Class D shares.
(2) Not annualized.
(3) Annualized.
(4) For the year ended September 30, 1994.
(5) During the periods presented, Seligman, at its discretion, waived a portion of its fee.

HOW TO CONTACT US

THE FUND                      Write:    Corporate Communications/Investor
                                        Relations Department
                                        J. & W. Seligman & Co. Incorporated
                                        100 Park Avenue, New York, NY 10017

                              Phone:    Toll-Free (800) 221-7844 in the US or
                                        (212) 850-1864 outside the US

                              Website:  http://www.seligman.com



YOUR REGULAR
(NON-RETIREMENT)
ACCOUNT                       Write:    Shareholder Services Department
                                        Seligman Data Corp.
                                        100 Park Avenue, New York, NY 10017

                              Phone:    Toll-Free (800) 221-2450 in the US or
                                        (212) 682-7600 outside the US

                              Website:  http://www.seligman.com



YOUR RETIREMENT
ACCOUNT                       Write:    Retirement Plan Services
                                        Seligman Data Corp.
                                        100 Park Avenue, New York, NY 10017

                              Phone:    Toll-Free (800) 445-1777


--------------------------------------------------------------------------------
       24-hour telephone access is available by dialing (800) 622-4597 on a touchtone telephone. You will have instant access to price, yield, account balance, most recent transaction, and other information.
--------------------------------------------------------------------------------

FOR MORE INFORMATION

--------------------------------------------------------------------------------

THE FOLLOWING INFORMATION IS AVAILABLE WITHOUT CHARGE UPON REQUEST: CALL TOLL-FREE (800) 221-2450 IN THE US OR (212) 682-7600 OUTSIDE THE US.

STATEMENT OF ADDITIONAL INFORMATION (SAI) CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND. IT IS ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND IS INCORPORATED BY REFERENCE INTO (IS LEGALLY PART OF) THIS PROSPECTUS.

ANNUAL/SEMI-ANNUAL  REPORTS  CONTAIN  ADDITIONAL  INFORMATION  ABOUT THE  FUND'S
INVESTMENTS. IN THE FUND'S ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING ITS LAST FISCAL YEAR.

--------------------------------------------------------------------------------






                            SELIGMAN ADVISORS, INC.
                                AN AFFILIATE OF

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017





Information about the Fund, including the SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (800) SEC-0330. The SAI, Annual/Semi-Annual reports and other information about the Fund are also available on the SEC's Internet site: http://www.sec.gov.

Copies of this information may be obtained, upon payment of a duplicating fee, by writing: Public Reference Section of the SEC, Washington, DC 20549-6009.

SEC FILE NUMBERS: Seligman Municipal Fund Series, Inc.: 811-3828
                  Seligman Municipal Series Trust: 811-4250
                  Seligman New Jersey Municipal Fund, Inc.: 811-5126 Seligman Pennsylvania Municipal Fund Series: 811-4666

                      SELIGMAN MUNICIPAL FUND SERIES, INC.

   National Fund, Colorado Fund, Georgia Fund, Louisiana Fund, Maryland Fund, Massachusetts Fund, Michigan Fund, Minnesota Fund, Missouri Fund, New York Fund,
                   Ohio Fund, Oregon Fund, South Carolina Fund


                       Statement of Additional Information
                                February 1, 1999

                                 100 Park Avenue
                            New York, New York 10017
                                 (212) 850-1864

                       Toll Free Telephone: (800) 221-2450

This Statement of Additional Information (SAI) expands upon and supplements the information contained in the current Prospectus of the Seligman Municipal Funds, dated February 1, 1999. This SAI, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety. It should be read in conjunction with the Prospectus, which may be obtained by writing or calling the Funds at the above address or telephone numbers.

The financial statements and notes included in the Funds' Annual Report, and the Independent Auditors' report thereon, are incorporated herein by reference. The Annual Report will be furnished to you without charge if you request a copy of this SAI.


                                Table of Contents

     Fund History ....................................................   2
     Description of the Funds and Their Investments and Risks ........   2
     Management of the Funds .........................................   7
     Control Persons and Principal Holders of Securities..............  12
     Investment Advisory and Other Services ..........................  12
     Brokerage Allocation and Other Practices ........................  20
     Capital Stock and Other Securities ..............................  21
     Purchase, Redemption, and Pricing of Shares .....................  21
     Taxation of the Funds ...........................................  26
     Underwriters.....................................................  35
     Calculation of Performance Data .................................  38
     Financial Statements.............................................  45
     General Information..............................................  46
     Appendix A ......................................................  47
     Appendix B.......................................................  50
     Appendix C.......................................................  88

                                  Fund History

Seligman Municipal Fund Series, Inc. was incorporated in Maryland on August 8, 1983.

            Description of the Funds and Their Investments and Risks

Classification

Seligman Municipal Fund Series, Inc. is a non-diversified, open-end management investment company, or mutual fund. It consists of thirteen separate series:

National Municipal Series (National Fund)
Colorado Municipal Series (Colorado Fund)
Georgia Municipal Series (Georgia Fund)
Louisiana Municipal Series (Louisiana Fund)
Maryland Municipal Series (Maryland Fund)
Massachusetts Municipal Series (Massachusetts Fund)
Michigan Municipal Series (Michigan Fund)
Minnesota Municipal Series (Minnesota Fund)
Missouri Municipal Series (Missouri Fund)
New York Municipal Series (New York Fund)
Ohio Municipal Series (Ohio Fund)
Oregon Municipal Series (Oregon Fund)
South Carolina Municipal Series (South Carolina Fund)

Investment Strategies and Risks

The following information regarding the Funds' investments and risks supplements the information contained in the Prospectus.

The Funds seek to provide income exempt from regular federal income taxes and, as applicable, state and local income taxes, to the extent consistent with the preservation of capital and with consideration given to opportunities for capital gain.

Each Fund is expected to invest principally, without percentage limitations, in municipal securities which on the date of purchase are rated within the four highest rating categories of Moody's Investors Service (Moody's) or Standard & Poor's Corporation (S&P). Municipal Securities rated in these categories are commonly referred to as investment grade. Each Fund may invest in municipal securities that are not rated, or which do not fall into the credit ratings noted above if, based upon credit analysis, it is believed that such securities are of comparable quality. In determining suitability of investment in a lower rated or unrated security, a Fund will take into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other considerations as may be relevant, including comparability to other issuers.

Although securities rated in the fourth rating category are commonly referred to as investment grade, investment in such securities could involve risks not usually associated with bonds rated in the first three categories. Bonds rated BBB by S&P are more likely as a result of adverse economic conditions or changing circumstance to exhibit a weakened capacity to pay interest and re-pay principal than bonds in higher rating categories and bonds rated Baa by Moody's lack outstanding investment characteristics and in fact have speculative characteristics according to Moody's. Municipal securities in the fourth rating category of S&P or Moody's will generally provide a higher yield than do higher rated municipal securities of similar maturities; however, they are subject to a greater degree of fluctuation in value as a result of changing interest rates and economic conditions. The market value of the municipal securities will also be affected by the degree of interest of dealers to bid for them, and in certain markets dealers may be more unwilling to trade municipal securities rated in the fourth rating categories than in the higher rating categories.

A description of the credit rating categories is contained in Appendix A to this SAI.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities and for providing state and local governments with federal credit assistance. Reevaluation of a Fund's investment objectives and structure might be necessary in the future due to market conditions that may result from future changes in the tax laws.

Municipal Securities. Municipal securities include short-term notes, commercial paper, and intermediate and long-term bonds issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, and instrumentalities, the interest on which is exempt from regular federal income taxes and in certain instances, applicable state or local income taxes. Municipal securities are traded primarily in the over-the-counter market. A Fund may invest, without percentage limitations, in certain private activity bonds, the interest on which is treated as a preference item for purposes of the alternative minimum tax.

Under the Investment Company Act of 1940 (1940 Act), the identification of the issuer of municipal bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if only the assets and revenues of the non-governmental user back the bond, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the security is treated as an issue of such guarantor to the extent of the value of the guarantee.

The Funds invest principally in long-term municipal bonds. Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Municipal bonds also may be issued in connection with the refunding of outstanding obligations, obtaining funds to lend to other public institutions, and for general operating expenses. Industrial development bonds, which are considered municipal bonds if the interest paid thereon is exempt from regular federal income tax (such interest, however, may be subject to the federal alternative minimum tax), are issued by or on behalf of public authorities to obtain funds to provide various privately-operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities.

The two principal classifications of municipal bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although industrial development bonds (IDBs) are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Each Fund, with respect to 75% of its assets, will not purchase any revenue bonds if as a result of such purchase more than 5% of such Fund's assets would be invested in the revenue bonds of a single issuer.

The Funds may also invest in municipal notes. Municipal notes generally are used to provide for short-term capital needs and generally have maturities of five years or less. Municipal Notes include:

     1. Tax Anticipation Notes and Revenue Anticipation Notes. Tax anticipation notes and revenue anticipation notes are issued to finance short-term working capital needs of political subdivisions. Generally, tax anticipation notes are issued in anticipation of various tax revenues, such as income, sales and real property taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as grant or project revenues. Usually political subdivisions issue notes combining the qualities of both tax and revenue anticipation notes.

     2. Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

Issues of municipal Commercial Paper typically represent short-term, unsecured, negotiable promissory notes. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Variable and Floating Rate Securities. A Fund may purchase floating or variable rate securities, including participation interests therein. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is either pegged to money market rates or set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Treasury Bills or the prime rate of a major commercial bank. A floating rate or variable rate security generally provides that a Fund can demand payment of the obligation on short notice (daily or weekly, depending on the terms of the obligation) at an amount equal to par (face value) plus accrued interest. In Unusual circumstances, the amount received may be more or less than the amount the Fund paid for the securities.

Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate. Frequently such securities are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank, as the case may be, must be equivalent to the standards set forth with respect to taxable investments below.

The maturity of variable or floating rate obligations (including participation interests therein) is deemed to be the longer of (1) the notice period required before a Fund is entitled to receive payment of the obligation upon demand, or
(2) the period remaining until the obligation's next interest rate adjustment. If the Fund does not redeem the obligation through the demand feature, the obligation will mature on a specific date, which may range up to thirty years from the date of its issuance.

Participation Interests. From time to time, a Fund may purchase from banks, participation interests in all or part of specific holdings of municipal securities. A participation interest gives the Fund an undivided interest in the municipal security in the proportion that the Fund's participation interest bears to the total principal amount of the municipal security and provides the demand repurchase feature described above. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Fund has determined meets its prescribed quality standards. A Fund has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on short notice, for all or any part of the Fund's participation interest in the municipal security, plus accrued interest. Each Fund intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the municipal security, (2) as needed to provide liquidity in order to meet redemptions, or (3) to maintain a high quality investment portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the instruments are purchased by a Fund. Particicpation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders of the Fund. The Funds currently do not purchase participation interests and have no current intention of doing so.

When-Issued Securities. Each Fund may purchase municipal securities on a "when-issued" basis, which means that delivery of and payment for securities normally take place in less than 45 days after the date of the buyer's purchase commitment. The payment obligation and the interest rate on when-issued securities are each fixed at the time the purchase commitment is made, although no interest accrues to a purchaser prior to the settlement of the purchase of the securities. As a result, the yields obtained and the market value of such securities may be higher or lower on the date the securities are actually delivered to the buyer. A Fund will generally purchase a municipal security sold on a when-issued basis with the intention of actually acquiring the securities on the settlement date.

A separate account consisting of cash or high-grade liquid debt securities equal to the amount of outstanding purchase commitments is established with the Fund's custodian in connection with any purchase of when-issued securities. The account is marked to market daily, with additional cash or liquid high-grade debt securities added when necessary. A Fund meets in respective obligation to purchase when-issued securities from outstanding cash balances, sale of other securities or, although it would not normally expect to do so, form the sale of the when-issued securities themselves (which may have a market value greater or lesser than the Fund's payment obligations).

Municipal securities purchased on a when-issued basis and the other securities held in each Fund are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund's assets will vary. Purchasing a municipal security on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security purchased on a when-issued basis.

Borrowing. Each Fund may borrow money only from banks and only for temporary or emergency purposes (but not for the purchase of portfolio securities) in an amount not in excess of 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). Permitted borrowings may be secured or unsecured. The Fund will not purchase additional portfolio securities if the Fund has outstanding borrowings in excess of 5% of the value of its total assets.

Taxable Investments. Under normal market conditions, each Fund will attempt to invest 100% and as a matter of fundamental policy will invest at least 80% of the value of its net assets in securities the interest on which is exempt from regular federal income tax and (except for the National Fund) personal income tax of its designated state. Such interest, however, may be subject to the federal alternative minimum tax.

Under normal market conditions, temporary investments in taxable securities will be limited as a matter of fundamental policy to 20% of the value of a Fund's net assets.

Except as otherwise specifically noted above, the Fund's investment strategies are not fundamental and a Fund, with the approval of the Board of Directors, may change such strategies without the vote of shareholders.

Fund Policies

Each Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of the outstanding voting securities of a Fund. Under these policies, a Fund may not:

- Borrow money, except from banks for temporary purposes (such as meeting redemption requests or for extraordinary or emergency purposes) in an amount not to exceed 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). A Fund will not purchase additional portfolio securities if such Series has outstanding borrowings in excess of 5% of the value of its total assets;

- Mortgage or pledge any of its assets, except to secure permitted borrowings noted above;

- Invest more than 25% of total assets at market value in any one industry; except that municipal securities and securities of the US Government, its agencies and instrumentalities are not considered an industry for purposes of this limitation;

- As to 50% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any issuer (except that this limitation does not apply to obligations issued or guaranteed by the US Government or its agencies or instrumentalities);

- Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

- Purchase or hold any real estate, including limited partnership interests on real property, except that the Fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein;

- Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities;

- Write or purchase put, call, straddle or spread options; purchase securities on margin or sell "short"; or underwrite the securities of other issuers;

-    Purchase or sell commodities or commodity contracts; or

- Make loans except to the extent that the purchase of notes, bonds or other evidences of indebtedness or the entry into repurchase agreements or deposits with banks may be considered loans. No Fund has a present intention of entering into repurchase agreements.

A Fund also may not change its investment objective without shareholder approval.

Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders' meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

Temporary Defensive Position

In abnormal market conditions, if, in the judgment of a Fund, municipal securities satisfying a Fund's investment objectives may not be purchased, a Fund may, for defensive purposes, temporarily invest in instruments the interest on which is exempt from regular federal income taxes, but not state personal income taxes. Such securities would include those described under "Municipal Securities" above that would otherwise meet the Fund's objectives.

Also, in abnormal market conditions, a Fund may invest on a temporary basis in fixed-income securities, the interest on which is subject to federal, state, or local income taxes, pending the investment or reinvestment in municipal securities of the proceeds of sales of shares or sales of portfolio securities, in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing for defensive purposes. Investments in taxable securities will be substantially in securities issued or guaranteed by the United States Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities; highly-rated corporate debt securities (rated Aa3 or better by Moody's or AA- or better by S&P); prime commercial paper (rated P-1 by Moody's or A-1+/A-1 by S&P); and certificates of deposit of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of US banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.

Portfolio Turnover

Portfolio transactions will be undertaken principally to accomplish a Fund's objective in relation to anticipated movements in the general level of interest rates but a Fund may also engage in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the investment manager believes to be a temporary disparity in the normal yield relationship between the two securities.

A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The portfolio turnover rates for each Fund for the fiscal years ended September 30, 1998 and 1997 were: National
- 18.00% and 20.63%; Colorado - 28.66% and 3.99%; Georgia - 2.92% and 12.28%;
Louisiana - 15.72%and 16.08%; Maryland - 7.59% and 14.79%, Massachusetts - 13.41% and 29.26%, Michigan - 23.60% and 10.98%; Minnesota - 21.86% and 6.88%;
Missouri - 21.26% and 6.47%; New York - 39.85% and 23.83% Ohio - 24.74% and
11.76%; Oregon - 112.62% and 9.46%; and South Carolina - 16.63% and 0.00%. The
fluctuation in portfolio turnover rates of certain Funds in fiscal years 1998 and 1997 resulted from conditions in the specific state and/or the market in general. A Fund's portfolio turnover rate will not be a limiting factor when the Fund deems it desirable to sell or purchase securities.

                             Management of the Funds

Board of Directors

The Board of Directors provides broad supervision over the affairs of the Funds.

Management Information

Directors and officers of the Funds, together with information as to their principal business occupations during the past five years, are shown below. Each Director who is an "interested person" of the Funds, as defined in the 1940 Act, is indicated by an asterisk. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.

      William C. Morris*         Director, Chairman of the       Chairman, J. & W. Seligman & Co. Incorporated,
             (60)                Board, Chief Executive          Chairman and Chief Executive Officer, the Seligman
                                 Officer and Chairman of the     Group of investment companies; Chairman, Seligman
                                 Executive Committee             Advisors, Inc, Seligman Services, Inc., and Carbo
                                                                 Ceramics Inc., ceramic proppants for oil and gas
                                                                 industry; Director, Seligman Data Corp., Kerr-McGee
                                                                 Corporation, diversified energy company; and Sarah
                                                                 Lawrence College; and a Member of the Board of
                                                                 Governors of the Investment Company Institute.
                                                                 Formerly, Director, Daniel Industries Inc.,
                                                                 manufacturer of oil and gas metering equipment.

        Brian T. Zino*           Director, President and         Director and President, J. & W. Seligman & Co.
             (46)                Member of the Executive         Incorporated; President (with the exception of
                                 Committee                       Seligman Quality Municipal Fund, Inc. and Seligman
                                                                 Select Municipal Fund, Inc.) and Director or Trustee,
                                                                 the Seligman Group of investment companies; Chairman,
                                                                 Seligman Data Corp.; Director, Seligman Advisors,
                                                                 Inc., Seligman Services, Inc., and Seligman Henderson
                                                                 Co.

     Richard R. Schmaltz*        Director and Member of the      Director and Managing Director, Director of
             (58)                Executive Committee             Investments, J. & W. Seligman & Co. Incorporated;
                                                                 Director or Trustee, the Seligman Group of investment
                                                                 companies; Director, Seligman Henderson Co., and Trustee
                                                                 Emeritus of Colby College. Formerly, Director, Investment
                                                                 Research at Neuberger & Berman from May 1993 to September
                                                                 1996.

        John R. Galvin           Director                        Dean, Fletcher School of Law and Diplomacy at Tufts
             (69)                                                University; Director or Trustee, the Seligman Group
       Tufts University                                          of investment companies; Chairman, American Council
        Packard Avenue,                                          on Germany; a Governor of the Center for Creative
       Medford, MA 02155                                         Leadership; Director; Raytheon Co., electronics;
                                                                 National Defense University; and the Institute for
                                                                 Defense Analysis.  Formerly, Director, USLIFE
                                                                 Corporation; Ambassador, U.S. State Department for
                                                                 negotiations in Bosnia; Distinguished Policy Analyst
                                                                 at Ohio State University and Olin Distinguished
                                                                 Professor of National Security Studies at the United
                                                                 States Military Academy.  From June, 1987 to June,
                                                                 1992, he was the Supreme Allied Commander, Europe and
                                                                 the Commander-in-Chief, United States European
                                                                 Command.

       Alice S. Ilchman          Director                        Retired President, Sarah Lawrence College; Director
             (63)                                                or Trustee, the Seligman Group of investment
      18 Highland Circle                                         companies; Director, the Committee for Economic
     Bronxville, NY 10708                                        Development; and Chairman, The Rockefeller
                                                                 Foundation, charitable foundation. Formerly, Trustee, The
                                                                 Markle Foundation, philanthropic organization; and Director,
                                                                 NYNEX, telephone company; and International Research and
                                                                 Exchange Board, intellectual exchanges.

       Frank A. McPherson        Director                        Retired Chairman and Chief Executive Officer of
              (65)                                               Kerr-McGee Corporation; Director or Trustee, the
     123 Robert S. Kerr Ave.                                     Seligman Group of investment companies; Director,
     Oklahoma City, OK  73102                                    Kimberly-Clark Corporation, consumer products; Bank
                                                                 of Oklahoma Holding Company; Baptist Medical Center;
                                                                 Oklahoma Chapter of the Nature Conservancy; Oklahoma Medical
                                                                 Research Foundation; and National Boys and Girls Clubs of
                                                                 America; and Member of the Business Roundtable and National
                                                                 Petroleum Council. Formerly, Chairman, Oklahoma City Public
                                                                 Schools Foundation; and Director, Federal Reserve System's
                                                                 Kansas City Reserve Bank and the Oklahoma City Chamber of
                                                                 Commerce.

         John E. Merow           Director                        Retired Chairman and Senior Partner, Sullivan &
             (69)                                                Cromwell, law firm; Director or Trustee, the Seligman
       125 Broad Street,                                         Group of investment companies; Director, Commonwealth
      New York, NY 10004                                         Industries, Inc., manufacturers of aluminum sheet products;
                                                                 the Foreign Policy Association; Municipal Art Society of New
                                                                 York; the U.S. Council for International Business; and The
                                                                 New York and Presbyterian Hospital; Chairman, American
                                                                 Australian Association; and The New York and Presbyterian
                                                                 Hospital Care Network, Inc.; Vice-Chairman, the U.S.-New
                                                                 Zealand Council; and Member of the American Law Institute
                                                                 and Council on Foreign Relations.

        Betsy S. Michel          Director                        Attorney; Director or Trustee, the Seligman Group of
             (56)                                                investment companies; Trustee, the Geraldine R. Dodge
         P.O. Box 449                                            Foundation, charitable foundation; and Chairman of
      Gladstone, NJ 07934                                        the Board of Trustees of St. George's School
                                                                 (Newport, RI). Formerly, Director, the National
                                                                 Association of Independent Schools (Washington, DC).

        James C. Pitney          Director                        Retired Partner, Pitney, Hardin, Kipp & Szuch, law
             (72)                                                firm; Director or Trustee, the Seligman Group of
 Park Avenue at Morris County,                                   investment companies. Formerly, Director, Public
 P.O. Box 1945, Morristown, NJ                                   Service Enterprise Group, public utility
             07962

       James Q. Riordan          Director                        Director or Trustee, the Seligman Group of investment
             (71)                                                companies; Director, The Houston Exploration Company;
       675 Third Avenue,                                         The Brooklyn Museum, KeySpan Energy Corporation; and
          Suite 3004                                             Public Broadcasting Service; and Trustee, the
      New York, NY 10017                                         Committee for Economic Development. Formerly,
                                                                 Co-Chairman of the Policy Council of the Tax
                                                                 Foundation; Director, Tesoro Petroleum Companies,
                                                                 Inc. and Dow Jones & Co., Inc.; Director and
                                                                 President, Bekaert Corporation; and Co-Chairman,
                                                                 Mobil Corporation.

       Robert L. Shafer          Director                        Retired Vice President, Pfizer Inc.; Director or
             (66)                                                Trustee, the Seligman Group of investment companies.
     235 East 42nd Street,                                       Formerly, Director, USLIFE Corporation.
      New York, NY 10017

       James N. Whitson          Director                        Director and Consultant, Sammons Enterprises, Inc.;
             (63)                                                Director or Trustee, the Seligman Group of investment
      300 Crescent Court,                                        companies; C-SPAN; and CommScope, Inc. manufacturer
           Suite 700                                             of coaxial cables.  Formerly, Executive Vice
       Dallas, TX 75202                                          President, Chief Operating Officer, Sammons
                                                                 Enterprises, Inc.; and Director, Red Man Pipe and
                                                                 Supply Company, piping and other materials.

        Thomas G. Moles          Vice President and Senior       Director and Managing Director, J. & W. Seligman &
              (56)               Portfolio Manager               Co. Incorporated; Vice President and Senior Portfolio
                                                                 Manager, three other open-end investment companies in
                                                                 the Seligman Group; President and Senior Portfolio
                                                                 Manager, Seligman Quality Municipal Fund, Inc. and
                                                                 Seligman Select Municipal Fund, Inc., closed-end
                                                                 investment companies; and Director, Seligman
                                                                 Advisors, Inc. and Seligman Services, Inc.

       Lawrence P. Vogel         Vice President                  Senior Vice President, Finance, J. & W. Seligman &
             (42)                                                Co. Incorporated, Seligman Advisors, Inc., and
                                                                 Seligman Data Corp.; Vice President, the Seligman Group of
                                                                 investment companies; and Seligman Services, Inc., and
                                                                 Treasurer, Seligman Henderson Co.

        Frank J. Nasta           Secretary                       Senior Vice President, Law and Regulation and
             (34)                                                Corporate Secretary, J. & W. Seligman & Co.
                                                                 Incorporated; Secretary, the Seligman Group of investment
                                                                 companies, Seligman Advisors, Inc., Seligman Henderson Co.,
                                                                 Seligman Services, Inc., and Seligman Data Corp.

         Thomas G. Rose          Treasurer                       Treasurer, the Seligman Group of investment companies
              (41)                                               and Seligman Data Corp.

The Executive Committee of the Board acts on behalf of the Board between meetings to determine the value of securities and assets owned by the Funds for which no market valuation is available, and to elect or appoint officers of the Funds to serve until the next meeting of the Board.

Directors and officers of the Funds are also directors and officers of some or all of the other investment companies in the Seligman Group.

Compensation

                                                                          Pension or             Total Compensation
                                                       Aggregate       Retirement Benefits         from Funds and
            Name and                                 Compensation      Accrued as Part of         Fund Complex Paid
       Position with Funds                          from Funds (1)       Fund Expenses           to Directors (1)(2)
       -------------------                          --------------       -------------           -------------------
William C. Morris, Director and Chairman                 N/A                 N/A                         N/A
Brian T. Zino, Director and President                    N/A                 N/A                         N/A
Richard R. Schmaltz, Director                            N/A                 N/A                         N/A
John R. Galvin, Director                              $                      N/A                      $
Alice S. Ilchman, Director                                                   N/A
Frank A. McPherson, Director                                                 N/A
John E. Merow, Director                                                      N/A
Betsy S. Michel, Director                                                    N/A
James C. Pitney, Director                                                    N/A
James Q. Riordan, Director                                                   N/A
Robert L. Shafer, Director                                                   N/A
James N. Whitson, Director                               (d)                 N/A                         (d)

----------
(1) For the Funds' fiscal year ended September 30, 1998. Effective January 16, 1998, the per meeting fee for Directors was increased by $1,000, which is allocated among all funds in the Fund Complex.

(2) The Seligman Group of investment companies consists of eighteen investment companies.

(d)  Deferred.

The Funds have a compensation arrangement under which outside directors may elect to defer receiving their fees. Under this arrangement, interest will be accrued on the deferred balances. The annual cost of such fees and interest is included in the directors' fees and expenses, and the accumulated balance thereof is included in other liabilities in the Funds' financial statements. The total amount of deferred compensation (including interest) payable in respect of the Funds to Mr. Whitson as of September 30, 1998 was $ ________ . Messrs. Merow and Pitney no longer defer current compensation; however, they have accrued deferred compensation in the amounts of $ ____________ and $ ____________ , respectively, as of September 30, 1998.

Seligman Municipal Fund Series has applied for and received exemptive relief that would permit a director who has elected deferral of his or her fees to choose a rate of return equal to either (1) the interest rate on short-term Treasury bills, or (2) the rate of return on the shares of any of the investment companies advised by J. & W. Seligman & Co. Incorporated, as designated by the director. The Funds may, but are not obligated to, purchase shares of such investment companies to hedge its obligations in connection with this deferral arrangement.

Sales Charges

Class A shares of the Funds may be issued without a sales charge to present and retired directors, trustees, officers, employees (and their family members) of the Funds, the other investment companies in the Seligman Group, and J. & W. Seligman & Co. Incorporated and its affiliates. Family members are defined to include lineal descendents and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales also may be made to employee benefit plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by J. & W. Seligman & Co. Incorporated or any affiliate. These sales may be made for investment purposes only, and shares may be resold only to the Funds.

Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

               Control Persons and Principal Holders of Securities

Control Persons

As of November 2, 1998, there was no person or persons who controlled any of the Funds, either through significant ownership of Fund shares or any other means of control.

Principal Holders

As of November 2, 1998, MLPF&S for the Sole Benefit of Its Customers, Attn Fund Administration, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246 owned of record more than 5% of the outstanding shares of a class of the following Funds:

                                                        Percentage of Total
                                                       Outstanding Shares of
         Fund                           Class          the Class of the Fund
         ----                           -----          ---------------------
     Colorado                             A                   7.21%
     Georgia                              A                  19.96
     Louisiana                            A                  24.10
     Maryland                             A                   9.81
     Michigan                             A                   7.55
     Missouri                             A                  15.18
     South Carolina                       A                  13.58

Management Ownership

Directors and officers of the Funds as a group owned less than 1% of the Class A capital stock of the National Fund at November 2, 1998. Directors and officers of the Funds as a group owned 2.13% of the Class A capital stock of the New York Fund at November 2, 1998. As of the same date, no Directors or officers of the Funds owned Class A capital stock of any other Fund or any Class D capital stock of any Fund.

                     Investment Advisory and Other Services

Investment Adviser

J. & W. Seligman & Co. Incorporated (Seligman) manages the Funds. Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. On December 29, 1988, a majority of the outstanding voting securities of Seligman was purchased by Mr. William C. Morris and a simultaneous recapitalization of Seligman occurred. See Appendix C for further history of Seligman.

All of the officers of the Funds listed above are officers or employees of Seligman. Their affiliations with the Funds and with Seligman are provided under their principal business occupations.

The Funds pay Seligman a management fee for its services, calculated daily and payable monthly. The management fee is equal to .50% per annum of each Fund's average daily net assets. The following chart indicates the management fees paid by each Fund as well as the percentage such fees represents of each Fund's average daily net assets for the fiscal years ended September 30, 1998, 1997, and 1996.

                                                                Percentage of
                            Fiscal Year       Management        Average Daily
     Fund                      Ended         Fee Paid($)       Net Assets (%)
     ----                      -----         ------------      --------------
     National                 9/30/98          522,358               .50
                              9/30/97          506,520               .50
                              9/30/96          523,545               .50

     Colorado                 9/30/98          236,819               .50
                              9/30/97          254,781               .50
                              9/30/96          267,392               .50

     Georgia                  9/30/98          253,187               .50
                              9/30/97          261,126               .50
                              9/30/96          285,693               .50

     Louisiana                9/30/98          283,669               .50
                              9/30/97          283,702               .50
                              9/30/96          301,833               .50

     Maryland                 9/30/98          276,179               .50
                              9/30/97          275,393               .50
                              9/30/96          283,435               .50

     Massachusetts            9/30/98          545,891               .50
                              9/30/97          551,726               .50
                              9/30/96          571,658               .50

     Michigan                 9/30/98          726,553               .50
                              9/30/97          731,198               .50
                              9/30/96          759,311               .50

     Minnesota                9/30/98          614,405               .50
                              9/30/97          629,693               .50
                              9/30/96          659,120               .50

     Missouri                 9/30/98          260,574               .50
                              9/30/97          262,926               .50
                              9/30/96          254,770               .50

     New York                 9/30/98          426,872               .50
                              9/30/97          416,749               .50
                              9/30/96          423,159               .50

     Ohio                     9/30/98          768,368               .50
                              9/30/97          787,121               .50
                              9/30/96          839,336               .50

                                                                Percentage of
                            Fiscal Year       Management        Average Daily
     Fund                      Ended         Fee Paid ($)      Net Assets (%)
     ----                      -----         ------------      --------------
     Oregon                   9/30/98          287,757               .50
                              9/30/97          285,086               .50
                              9/30/96          287,757               .50

     South Carolina           9/30/98          539,515               .50
                              9/30/97          535,390               .50
                              9/30/96          567,668               .50

The Funds pay all of their expenses other than those assumed by Seligman, including brokerage commissions, if any, shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Funds and their shares under federal and state securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of directors of the Funds not employed by or serving as a director of Seligman or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses. These expenses are allocated between the Funds in a manner determined by the Board of Directors to be fair and equitable.

The Management Agreement also provides that Seligman will not be liable to the Funds for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Management Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Management Agreement.

The Management Agreement was unanimously adopted by the Board of Directors at a Meeting held on October 11, 1988 and was approved by the shareholders at a meeting held on December 16, 1988. The Management Agreement with respect to a Fund will continue in effect until December 29 of each year if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Fund and by a vote of a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party) and (2) Seligman shall not have notified a Fund at least 60 days prior to December 29 of any year that it does not desire such continuance. The Management Agreement may be terminated by a Fund, without penalty, on 60 days' written notice to Seligman and will terminate automatically in the event of its assignment. Seligman Municipal Fund Series has agreed to change its name upon termination of the Management Agreement if continued use of the name would cause confusion in the context of Seligman's business.

Officers, directors and employees of Seligman are permitted to engage in personal securities transactions, subject to Seligman's Code of Ethics. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Compliance Officer, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits each of the officers, directors and employees (including all portfolio managers) of Seligman from purchasing or selling any security that the officer, director, or employee knows or believes (1) was recommended by Seligman for purchase or sale by any client, including the Fund, within the preceding two weeks, (2) has been reviewed by Seligman for possible purchase or sale within the preceding two weeks, (3) is being purchased or sold by any client, (4) is being considered by a research analyst, (5) is being acquired in a private placement, unless prior approval has been obtained from

Seligman's Compliance Officer, or (6) is being acquired during an initial or secondary public offering. The Code of Ethics also imposes a strict standard of confidentiality and requires portfolio managers to disclose any interest they may have in the securities or issuers that they recommend for purchase by any client.

The Code of Ethics also prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days of the purchase or sale of the security by a client's account (including investment company accounts) for which the portfolio manager or investment team manages; and (2) each employee from engaging in short-term trading (a purchase and sale or vice-versa within 60 days). Any profit realized pursuant to either of these prohibitions must be disgorged.

Officers, directors, and employees are required, except under very limited circumstances, to engage in personal securities transactions through Seligman's order desk. The order desk maintains a list of securities that may not be purchased due to a possible conflict with clients. All officers, directors and employees are also required to disclose all securities beneficially owned by them on December 31 of each year.

Principal Underwriter

Seligman Advisors, Inc., (Seligman Advisors) an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of the Funds and of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Funds. Those individuals identified above under "Management of the Funds" as directors or officers of both the Funds and Seligman Advisors are affiliated persons of both entities.

Services Provided by the Investment Adviser

Under the Management Agreement, dated December 29, 1988, subject to the control of the Board of Directors, Seligman manages the investment of the assets of each Fund, including making purchases and sales of portfolio securities consistent with each Fund's investment objectives and policies, and administers their business and other affairs. Seligman provides the Funds with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of directors of the Funds who are employees or consultants of Seligman and of the officers and employees of the Funds. Seligman also provides senior management for Seligman Data Corp., the Funds' shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to any of the Funds.

Other Investment Advice

No person or persons, other than directors, officers, or employees of Seligman, regularly advise any Fund with respect to its investments.

Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares of each Fund, as set forth below:

                                                                                   Regular Dealer
                                    Sales Charge           Sales Charge              Reallowance
                                     as a % of             as a % of Net              As a % of
Amount of Purchase                Offering Price(1)       Amount Invested          Offering Price
------------------                -----------------       ---------------          --------------
Less than  $ 50,000                     4.75%                  4.99%                    4.25%
$50,000  -  $ 99,999                    4.00                   4.17                     3.50
$100,000  -  $249,999                   3.50                   3.63                     3.00
$250,000  -  $499,999                   2.50                   2.56                     2.25
$500,000  -  $999,999                   2.00                   2.04                     1.75
$1,000,000  and over(2)                  0                       0                        0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

(2) You will not pay a sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

Rule 12b-1 Plan

Seligman Municipal Fund Series has adopted an Administration, Shareholder Services and Distribution Plan (12b-1 Plan) in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, each Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of each Fund's Class A and Class D shares. Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations (Service Organizations) for providing distribution assistance with respect to assets invested in a Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of a Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of a Fund. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from each Fund.

Under the 12b-1 Plan, each Fund reimburses Seligman Advisors for its actual expenses incurred with respect to Class A shares at an annual rate of up to .25% of the average daily net asset value of Class A shares. It is expected that the proceeds from the fee in respect of Class A shares will be used primarily to compensate Service Organizations which enter into agreements with Seligman Advisors. Such Service Organizations will receive from Seligman Advisors a continuing fee of up to .25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or the maintenance of shareholder accounts. The fee payable from time to time is, within such limit, determined by the Directors. In the event that Seligman Advisors is not fully reimbursed for expenses or payments made to Service Organizations with respect to Class A shares in any fiscal year, such unreimbursed amounts cannot be carried over to be paid in any other fiscal year. The total amount paid to Seligman Advisors for the year ended September 30, 1998 in respect of each Fund's Class A shares pursuant to the 12b-1 Plan was as follows:

                                        Total                  % of Average
     Fund                             Fees Paid                 Net Assets
     ----                             ---------                 ----------
     National                          $87,412                      .09%
     Colorado                           45,621                      .10
     Georgia                            44,562                      .09
     Louisiana                          54,359                      .10
     Maryland                           47,718                      .09
     Massachusetts                     102,371                      .09
     Michigan                          135,906                      .09
     Minnesota                         115,933                      .09
     Missouri                           52,242                      .10
     New York                           74,294                      .09
     Ohio                             140,9564                      .09
     Oregon                             51,836                      .09
     South Carolina                     98,768                      .09

Under the 12b-1 Plan, each Fund reimburses Seligman Advisors for its expenses with respect to Class D shares at an annual rate of up to 1% of the average daily net asset value of the Class D shares.

Proceeds from the Class D fees are used primarily to compensate Service Organizations for administration, shareholder services and distribution assistance (including a continuing fee of up to .25% on an annual basis of the average daily net asset value of Class D shares attributable to particular Service Organizations for providing personal service on shareholder accounts) and will initially be used by Seligman Advisors to defray the expense of the payment of 1% made by it to Service Organizations at the time of sale of Class D shares. The total amount paid for the year ended September 30, 1998 by each Fund's Class D shares pursuant to the 12b-1 Plan was 1% per annum of the average daily net assets of Class D shares, as follows:


                                                   Total
             Fund                                Fees Paid
             ----                                ---------
             National                             $56,655
             Colorado                               2,667
             Georgia                               27,815
             Louisiana                              5,826
             Maryland                              25,679
             Massachusetts                         13,706
             Michigan                              17,325
             Minnesota                             18,896
             Missouri                               3,940
             New York                              17,902
             Ohio                                  11,760
             Oregon                                19,824
             South Carolina                        44,114

The amounts expended by Seligman Advisors in any one year upon the initial purchase of Class D shares may exceed the amounts received by it from 12b-1 Plan payments retained. Expenses with respect to Class D shares in one fiscal year of the Fund may be paid from Class D 12b-1 Plan fees received from the Fund in any other fiscal year. For the fiscal year ended September 30, 1998 there were $______ of unreimbursed expenses incurred under the 12b-1 Plan with respect to Class D shares. This amount is equal to ____ % of the net assets of Class D at September 30, 1997.

Fees paid by the Funds under the 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred with respect to any other class, any other Fund, or any other Seligman mutual fund.

Expenses attributable a Fund as a whole will be allocated to that Fund's Class A and Class D shares in accordance with a methodology approved by the Board of Directors. The Funds may participate in joint distribution activities with other Seligman mutual funds, and the expenses of such activities will be allocated among such funds in accordance with a methodology approved by the Board.

During the Funds' fiscal year ended September 30, 1998, the payments made by each Fund to Seligman Advisors under the 12b-1 Plan were spent on the following activities in the following amounts:

                                  Printing and
                                   Mailing of
                                  Prospectuses
                                 to other than   Compensation        Compensation      Interest, Carrying,
                                    Current       to Service               to                or Other
Fund/Class         Advertising    Shareholders   Organizations      Sales Personnel       Finance Charges            Other
----------         -----------    ------------   -------------      ---------------       ---------------            -----
National/A
National/D

Colorado/A
Colorado/D

Georgia/A
Georgia/D

Louisiana/A
Louisiana/D

Maryland/A
Maryland/D

Massachusetts/A
Massachusetts/D

Michigan/A
Michigan/D

Minnesota/A
Minnesota/D

Missouri/A
Missouri/D

New York/A
New York/D

Ohio/A
Ohio/D

Oregon/A
Oregon/D

South Carolina/A
South Carolina/D

The 12b-1 Plan was approved on March 19, 1992 by the Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the 12b-1 Plan (the "Qualified Directors") and was approved by shareholders of the Fund at a Special Meeting of the Shareholders held on May 1, 1992. The 12b-1 Plan became effective in respect of the Class A shares on June 1, 1992. The 12b-1 Plan was approved in respect of the Class B shares on March 21, 1996 by the Board of Directors of the Fund, including a majority of the Qualified Directors, and became effective in respect of the Class B shares on April 22, 1996. The 12b-1 Plan was approved in respect of the Class D shares on March 18, 1993 by the Directors, including a majority of the Qualified Directors, and became effective in respect of the Class D shares on May 1, 1993. The 12b-1 Plan will continue in effect until

December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors of the Fund and the Qualified Directors, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plan may not be amended to increase materially the amounts payable to Service Organizations with respect to a class without the approval of a majority of the outstanding voting securities of the class. If the amount payable in respect of Class A shares under the 12b-1 Plan is proposed to be increased materially, the Fund will either (1) permit holders of Class B shares to vote as a separate class on the proposed increase or (2) establish a new class of shares subject to the same payment under the 12b-1 Plan as existing Class A shares, in which case the Class B shares will thereafter convert into the new class instead of into Class A shares. No material amendment to the 12b-1 Plan may be made except by a majority of both the Directors and the Qualified Directors.

The 12b-1 Plan was approved on July 16, 1992 by the Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (the "Qualified Directors") and was approved by shareholders of the Funds on November 23, 1992. The 12b-1 Plan became effective on January 1, 1993. Amendments to the 12b-1 Plan were approved in respect of the Class D shares on November 18, 1993 by the Directors, including a majority of the Qualified Directors, and became effective with respect to the Class D shares on February 1, 1994. The 12b-1 Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors and the Qualified Directors, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plan may not be amended to increase materially the amounts payable under the terms of the 12b-1 Plan without the approval of a majority of the outstanding voting securities of each Fund and no material amendment to the 12b-1 Plan may be made except with the approval of a majority of both the Directors and the Qualified Directors in accordance with the applicable provisions of the 1940 Act and the rules thereunder.

The 12b-1 Plan requires that the Treasurer of the Funds shall provide to the Directors, and the Directors shall review at least quarterly, a written report of the amounts expended (and purposes therefor) made under the 12b-1 Plan. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Funds be made by such disinterested Directors.

Seligman Services, Inc. (SSI), an affiliate of Seligman, is a limited purpose broker/dealer. SSI acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor and receives compensation from the Funds pursuant to the 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the fiscal years ended September 30, 1998, 1997, and 1996, SSI received distribution and service fees from the Funds pursuant to the 12b-1 Plan, as follows:

                               Distribution and Service Fees Paid to SSI
                               -----------------------------------------
     Fund                          1998           1997          1996
     ----                          ----           ----          ----

     National                    $7,528         $6,388        $6,257
     Colorado                     2,599          2,918         2,997
     Georgia                        918            988           667
     Louisiana                    1,112            685            67
     Maryland                     1,572          1,425         1,339
     Massachusetts                2,105          2,080         2,555
     Michigan                     2,822          2,537         2,656
     Minnesota                    2,335          2,087         2,122
     Missouri                     3,410          3,261         3,149
     New York                    13,359         12,398         8,922
     Ohio                         3,900          3,132         2,929
     Oregon                       1,682          1,417           797
     South Carolina               4,498          1,576         1,484

                    Brokerage Allocation and Other Practices

Brokerage Transactions

Seligman will seek the most favorable price and execution in the purchase and sale of portfolio securities of the Funds. When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

In over-the-counter markets, the Funds deal with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. The Funds may buy securities from or sell securities to dealers acting as principal, except dealers with which its directors and/or officers are affiliated.

For the fiscal years ended September 30, 1998, 1997, and 1996, no brokerage commissions were paid by any of the Funds.

Commissions

For the fiscal years ended September 30, 1998, 1997, and 1996, the Funds did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Funds, Seligman, or Seligman Advisors.

Brokerage Selection

Consistent with seeking the most favorable price and execution when buying or selling portfolio securities, Seligman may give consideration to the research, statistical, and other services furnished by brokers or dealers to Seligman for its use, as well as the general attitude toward and support of investment companies demonstrated by such brokers or dealers. Such services include supplemental investment research, analysis, and reports concerning issuers, industries, and securities deemed by Seligman to be beneficial to the Funds. In addition, Seligman is authorized to place orders with brokers who provide supplemental investment and market research and security and economic analysis although the use of such brokers may result in a higher brokerage charge to the Funds than the use of brokers selected solely on the basis of seeking the most favorable price and execution and although such research and analysis may be useful to Seligman in connection with its services to clients other than the Funds.


Directed Brokerage

During the Funds' fiscal year ended September 30, 1998 neither the Funds nor Seligman directed any of the Funds' brokerage transactions to a broker because of research services provided.

Regular Broker-Dealers

During the Funds' fiscal year ended September 30, 1998, none of the Funds acquired securities of any of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act).

                       Capital Stock and Other Securities

Capital Stock

Seligman Municipal Fund Series is authorized to issue 1,300,000,000 shares of capital stock, each with a par value of $.001 each, divided into thirteen different series (which represent each of the Funds). Each Fund has two classes, designated Class A and Class D shares. Each share of a Fund's Class A and Class D capital stock is equal as to earnings, assets, and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or Maryland law. Seligman Municipal Fund Series has adopted a multiclass plan pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes. In accordance with the Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the multiclass plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of directors. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.


Other Securities

Seligman Municipal Fund Series has no authorized securities other than capital stock.

                   Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Purchases of Class A shares by a "single person" (as defined below) may be eligible for the following reductions in initial sales charges:


Volume Discounts are provided if the total amount being invested in Class A shares of a Fund alone, or in any combination of shares of the other mutual funds in the Seligman Group which are sold with an initial sales charge, reaches levels indicated in the sales charge schedule set forth in the Prospectus.

The Right of Accumulation allows an investor to combine the amount being invested in Class A shares of a Fund and shares of the other Seligman mutual funds sold with an initial sales charge with the total net asset value of shares of those mutual funds already owned that were sold with an initial sales charge and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase to determine reduced sales charges in accordance with the schedule in the prospectus. The value of the shares owned, including the value of shares of Seligman Cash Management Fund acquired in an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase will be taken into account in orders placed through a dealer, however, only if Seligman Advisors is notified by an investor or a dealer of the amount owned by the investor at the time the purchase is made and is furnished sufficient information to permit confirmation.

A Letter of Intent allows an investor to purchase Class A shares over a 13-month period at reduced initial sales charges in accordance with the schedule in the Prospectus, based on the total amount of Class A shares of the Fund that the letter states the investor intends to purchase plus the total net asset value of shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent.

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge in accordance with the sales charge schedule in the Funds' Prospectus, or pursuant to a Volume Discount, Right of Accumulation, or Letter of Intent are subject to a CDSC of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales (as described below) may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. The 1% CDSC will be waived on shares that were purchased through Dean Witter Reynolds, Inc. by certain Chilean institutional investors (i.e. pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See "CDSC Waivers" below for other waivers which may be applicable to Class A shares.

Persons Entitled To Reductions. Reductions in initial sales charges apply to purchases of Class A shares by a "single person," including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are considered "single persons" for this purpose. The uniform criteria are as follows:

     1. Employees must authorize the employer, if requested by a Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund Prospectus, reports, and other shareholder communications.

     2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

     3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

Eligible Employee Benefit Plans. The table of sales charges in the Prospectus applies to sales to "eligible employee benefit plans," except that the Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. Such sales must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data Corp., the Funds' shareholder service agent. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales of shares to such plans must be made in connection with a payroll deduction system of plan funding or other system acceptable to Seligman Data Corp.

Such sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from financial advisors or Seligman Advisors.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares; to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act; to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with Seligman Advisors; to financial institution trust departments; to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares; to accounts of financial institutions or broker/dealers that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts; pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of a Fund; to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors; and to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available.

Class D

Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Systematic Withdrawals. Class D shareholders who reinvest both their dividends and capital gain distributions to purchase additional shares of a Fund, may use the Funds' Systematic Withdrawal Plan to withdraw up to 10 of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class D shares (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1) on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)  in connection with (1) distributions from retirement plans qualified under
     Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, retirement, or separation of service), (2) distributions from a custodial account under
     Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3) in whole or in part, in connection with shares sold to current and retired Directors of the Funds;

(4) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)  in whole or in part, in connection with systematic withdrawals;

(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program.

If, with respect to a redemption of any Class A Class D shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Fund Reorganizations

Class A shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of a Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Payment in Securities. In addition to cash, the Funds may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge), although the Funds do not presently intend to accept securities in payment for Fund shares. Generally, a Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that a Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. A Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Funds will not accept restricted securities in payment for shares. The Funds will value accepted securities in the manner provided for valuing portfolio securities.

Offering Price

When you buy or sell Fund shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A shares.

NAV per share of each class of a Fund is determined as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. A Fund will also determine NAV for each class on each day in which there is a sufficient degree of trading in the Fund's portfolio securities that the NAV of Fund shares might be materially affected. NAV per share for a class is computed by dividing such class's share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the management fee, are accrued daily and taken into account for the purpose of determining NAV. The NAV of Class D shares will generally be lower than the NAV of Class A shares as a result of the higher 12b-1 fees with respect to such shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of the distribution and other class expenses accrual differential between the classes.

The securities in which the Funds invest are traded primarily in the over-the-counter market. Municipal securities and other short-term holdings maturing in more than 60 days are valued on the basis of quotations provided by an independent pricing service, approved by the Directors, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. In the absence of such quotations, fair value will be determined in accordance with procedures approved by the Directors. Short-term holdings having remaining maturities of 60 days or less are generally valued at amortized cost.

Generally, trading in certain securities such as municipal securities, corporate bonds, US Government securities, and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in determining the net asset value of a Fund's shares are computed as of such times.

Specimen Price Make-Up

Under the current distribution arrangements between the Funds and Seligman Advisors, Class A shares are sold with a maximum initial sales charge of 4.75% and Class D shares are sold at NAV1. Using each Class's NAV at September 30, 1998, the maximum offering price of the Funds' shares is as follows:

                                     Class A

                             NAV         Maximum Sales Charge     Offering Price
Fund                      Per Share   (4.75% of Offering Price)     to Public
----                      ---------   -------------------------     ---------
National
Colorado
Georgia
Louisiana
Maryland
Massachusetts
Michigan
Minnesota
Missouri
New York
Ohio
Oregon
South Carolina

                                     Class D

                                              NAV and Offering
        Fund                                 Price Per Share(1)
        ----                                 ------------------
        National
        Colorado
        Georgia
        Louisiana
        Maryland
        Massachusetts
        Michigan
        Minnesota
        Missouri
        New York
        Ohio
        Oregon
        South Carolina

(1) Class D shares are subject to a CDSC of 1% on redemptions within one year of purchase.

Redemption in Kind

The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE during periods of emergency, or such other periods as ordered by the Securities and Exchange Commission. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

                              Taxation of the Funds

Each of the Funds is treated as a separate corporation for federal income tax purposes. As a result, determinations of net investment income, exempt-interest dividends and net long-term and short-term capital gain and loss will be made separately for each Fund.

Each of the Funds is qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, a Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that at least 90% of its net investment income and net short-term capital gains are distributed to shareholders each year.

Qualification as a regulated investment company under the Internal Revenue Code requires among other things, that (1) at least 90% of the annual gross income of a Fund be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; (2) and a Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, US Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than US Government securities).

Federal Income Taxes

If, at the end of each quarter of its taxable year, at least 50% of a Fund's total assets is invested in obligations exempt from regular federal income tax, the Fund will be eligible to pay dividends that are excludable by shareholders from gross income for regular federal income tax purposes. The total amount of such exempt interest dividends paid by a Fund cannot exceed the amount of federally tax-exempt interest received by the Fund during the year less any expenses allocable to the Fund.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder, except that the portion of net capital gains representing accrued market discount on tax-exempt obligations acquired after April 30, 1993 will be taxable as ordinary income. Individual shareholders will be subject to federal tax on distributions of net capital gains at a maximum rate of 20% if designated as derived from the Fund's capital gains from property held for more than one year. Net Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Distributions from a Fund's other investment income (other than exempt interest dividends) or from net realized short-term gain will taxable to shareholders as ordinary income, whether received in cash or invested in additional shares. Distributions generally will not be eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by a Fund will be treated for federal income tax purposes as having received a distribution in an amount equal to the fair market value on the date of distribution of the shares received.

Interest on indebtedness incurred or continued to purchase or carry shares of any Fund will not be deductible for federal income tax purposes to the extent that the Fund's distributions are exempt from federal income tax.

Any gain or loss realized upon a sale or redemption of shares in a Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 20% in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of a Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

In determining gain or loss on shares of a Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the Exchange or Reinstatement Privilege offered by the Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Privilege.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances. In particular, persons who may "substantial users" (or "related person" of substantial users) of facilities financed by industrial development bonds or private activity bonds should consult the tax advisors before purchasing shares of any Fund.

Colorado Taxes

In the opinion of _______________________________ , Colorado tax counsel to the Colorado Fund, individuals, trusts, estates and corporations who are holders of the Colorado Fund and who are subject to the Colorado income tax will not be subject to Colorado income tax or the Colorado alternative minimum tax on Colorado Fund dividends to the extent that such dividends qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Internal Revenue Code, which are derived from interest income received by the Colorado Fund on (a) obligations of the State of Colorado or its political subdivisions which are issued on or after May 1,1980, or if issued before May 1,1980, to the extent such interest is specifically exempt from income taxation under the laws of the State of Colorado authorizing the issuance of such obligations; (b) obligations of the United States or its possessions to the extent included in federal taxable income; or (c) obligations of territories or possessions of the United States to the extent federal law exempts interest on such obligations from taxation by the states. To the extent that Colorado Fund distributions are attributable to sources not described in the preceding sentence, such as long or short-term capital gains, such distributions will not be exempt from Colorado income tax and may be subject to Colorado's alternative minimum tax. There are no municipal income taxes in Colorado. As intangibles, shares in the Colorado Fund are exempt from Colorado property taxes.

Except during temporary defensive periods or when acceptable investments are unavailable to the Colorado Fund, at least 80% of the value of the net assets of the Colorado Fund will be maintained in debt obligations which are exempt from regular federal income tax and Colorado income tax.

The Colorado Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from Colorado obligations and exempt from the Colorado income tax.

Georgia Taxes

In the opinion of ______________ , Georgia tax counsel to the Georgia Fund, under existing Georgia law, shareholders of the Georgia Fund will not be subject to Georgia income taxes on dividends with respect to shares of the Georgia Fund to the extent that such distributions represent exempt-interest dividends for federal income tax purposes that are attributable to interest-bearing obligations issued by or on behalf of the State of Georgia or its political subdivisions, or by the governments of Puerto Rico, the Virgin Islands, or Guam (collectively, "Georgia Obligations"), which are held by the Georgia Fund. Dividends, if any, derived from capital gains or other sources generally will be taxable to shareholders of the Georgia Fund for Georgia income tax purposes.

Except during temporary defensive periods or when acceptable investments are unavailable to the Georgia Fund, at least 80% of the value of the net assets of the Georgia Fund will be maintained in debt obligations which are exempt from regular federal income tax and Georgia income taxes.

The Georgia Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from Georgia Obligations and exempt from Georgia income taxes.

Louisiana Taxes

In the opinion of ______________ , Louisiana tax counsel to the Louisiana Fund, based upon a private ruling obtained from the Louisiana Department of Revenue and Taxation, and subject to the current policies of the Louisiana Department of Revenue and Taxation, shareholders of the Louisiana Fund who are corporations; individuals, and residents of the State of Louisiana; and, for taxable periods beginning after December 31, 1996, trusts or estates; all of whom are otherwise subject to Louisiana income tax, will not be subject to Louisiana income tax on Louisiana Fund dividends to the extent that such dividends are attributable to interest on tax-exempt obligations of the State of Louisiana or its political or governmental subdivisions, or its governmental agencies, or instrumentalities. To the extent that distributions on the Louisiana Fund are attributable to sources other than those described in the preceding sentence, such distributions, including but not limited to, long-term or short-term capital gains, will not be exempt from Louisiana income tax.

Non-resident individuals maintaining their domicile other than in the State of Louisiana will not be subject to Louisiana income tax on their Louisiana Fund dividends.

Except during temporary defensive periods or when acceptable investments are unavailable to the Louisiana Fund, the Municipal Fund will maintain at least 80% of the value of the net assets of the Louisiana Fund in debt obligations which are exempt from federal income tax and exempt from Louisiana income tax.

The Louisiana Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from Louisiana obligations and exempt from Louisiana income tax.

Maryland Taxes

In the opinion of, ___________________________ Maryland tax counsel to the Maryland Fund, as long as dividends paid by the Maryland Fund qualify as interest excludable under Section 103 of the Internal Revenue Code and the Maryland Fund qualifies as a regulated investment company under the Internal Revenue Code, the portion of exempt-interest dividends that represents interest received by the Maryland Fund on obligations (a) of Maryland or its political subdivisions and authorities; or (b) of the United States or an authority, commission, instrumentality, possession, or territory of the United States, will be exempt from

Maryland state and local income taxes when allocated or distributed to shareholder of the Maryland Fund.

Gain realized by the Maryland Fund from the sale or exchange of a bond issued by Maryland or a political subdivision of Maryland, or of the United States or an authority, commission, or instrumentality of the United States will not be subject to Maryland state and local income taxes.

To the extent that distributions of the Maryland Fund are attributable to sources other than those described in the preceding sentences, such as interest received by the Maryland Fund on obligations issued by states other than Maryland, income earned on repurchase contracts, or gains realized by a shareholder upon a redemption or exchange of Maryland Fund shares, such distributions will be subject to Maryland state and local income taxes. Interest on indebtedness incurred or continued (directly or indirectly) by a shareholder of the Maryland Fund to purchase or carry shares of the Maryland Fund will not be deductible for Maryland state and local income tax purposes to the extent such interest is allocable to exempt-interest dividends.

Except during temporary defensive periods or when acceptable investments are unavailable to the Maryland Fund, at least 80% of the value of the net assets of the Maryland Fund will be maintained in debt obligations which are exempt from regular federal income tax and are exempt from Maryland state and local income taxes.

The Maryland Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from Maryland obligations and exempt from Maryland state and local income taxes.

Massachusetts Taxes

In the opinion of _____________________ , Massachusetts tax counsel to the Massachusetts Fund, assuming that the Municipal Fund gives the notices described at the end of this section, holders of the Massachusetts Fund who are subject to the Massachusetts personal income tax will not be subject to tax on distributions from the Massachusetts Fund to the extent that these distributions qualify as exempt-interest dividends of a regulated investment company under
Section 852(b)(5) of the Internal Revenue Code which are directly attributable to interest on obligations issued by the Commonwealth of Massachusetts, its instrumentalities or its political subdivisions or by the government of Puerto Rico or by its authority, by the government of Guam or by its authority, or by the government of the Virgin Islands or its authority (collectively, "Massachusetts Obligations"). Except to the extent excluded as capital gain, distributions of income to Massachusetts holders of the Massachusetts Fund that are attributable to sources other than those described in the preceding sentence will be includable in the Massachusetts income of the holders of the Massachusetts Fund. Distributions will not be subject to tax to the extent that they qualify as capital gain dividends which are attributable to obligations issued by the Commonwealth of Massachusetts, its instrumentalities, or political subdivisions under any provision of law which exempts capital gain on the obligation from Massachusetts income taxation. Distributions which qualify as capital gain dividends under Section 852(b)(3)(C) of the Internal Revenue Code and which are includable in Federal gross income will be includable in the Massachusetts income of a holder of the Massachusetts Fund as capital gain.

Massachusetts Fund dividends are not excluded in determining the Massachusetts excise tax on corporations. Except during temporary defensive periods or when acceptable investments are unavailable to the Massachusetts Fund, the Municipal Fund will maintain at least 80% of the value of the net assets of the Massachusetts Fund in debt obligations which are exempt from regular federal income tax and Massachusetts personal income tax.

The Massachusetts Fund will notify its shareholders within 60 days after the close of the year as to the interest and capital gains derived from Massachusetts Obligations and exempt from Massachusetts personal income tax.

Michigan Taxes

In the opinion of ____________________ , Michigan tax counsel to the Michigan Fund, holders of the Michigan Fund who are subject to the Michigan income tax or single business tax will not be subject to the Michigan income tax or single business tax on Michigan Fund dividends to the extent that such distributions qualify as exempt-interest dividends of a regulated investment company under
Section 852(b)(5) of the Internal Revenue Code which are attributable to interest on tax-exempt obligations of the State of Michigan, or its political or governmental subdivisions, its governmental agencies, or instrumentalities (as well as certain other federally tax-exempt obligations, the interest on which is exempt from Michigan tax, such as, for example, certain obligations of Puerto
Rico) (collectively, "Michigan Obligations"). To the extent that distributions on the Michigan Fund are attributable to sources other than those described in the preceding sentence, such distributions, including, but not limited to, long or short-term capital gains, will not be exempt from Michigan income tax or single business tax. The Michigan Department of Treasury has issued a bulletin stating that holders of interests in regulated investment companies who are subject to the Michigan intangibles tax will be exempt from the tax to the extent that the investment portfolio consists of U.S. obligations and obligations of the State of Michigan or of its political subdivisions. In addition, Michigan Fund shares owned by certain financial institutions or by certain other persons subject to the Michigan single business tax are not subject to the Michigan intangibles tax. To the extent the distributions on the Michigan Fund are not subject to Michigan income tax, they are not subject to the uniform city income tax imposed by certain Michigan cities.

Except during temporary defensive periods or when acceptable investments are unavailable to the Michigan Fund, at least 80% of the value of the net assets of the Michigan Fund will be maintained in debt obligations which are exempt from regular federal income tax and Michigan income and single business taxes

The Michigan Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from Michigan Obligations and exempt from Michigan income tax.

Minnesota Taxes

In the opinion of ____________________ , Minnesota tax counsel to the Minnesota Fund, provided that the Minnesota Fund qualifies as a regulated investment company under the Internal Revenue Code, and subject to the discussion in the paragraph below, shareholders of the Minnesota Fund who are individuals, estates, or trusts and who are subject to the regular Minnesota personal income tax will not be subject to such regular Minnesota tax on Minnesota Fund dividends to the extent that such distributions qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Internal Revenue Code which are derived from interest income on tax-exempt obligations of the State of Minnesota, or its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities ("Minnesota Sources"). The foregoing will apply, however, only if the portion of the exempt-interest dividends from such Minnesota Sources that is paid to all shareholders represents 95% or more of the exempt-interest dividends that are paid by the Minnesota Fund. If the 95% test is not met, all exempt-interest dividends that are paid by the Minnesota Fund will be subject to the regular Minnesota personal income tax. Even if the 95% test is met, to the extent that exempt-interest dividends that are paid by the Minnesota Fund are not derived from the Minnesota Sources described in the first sentence of this paragraph, such dividends will be subject to the regular Minnesota personal income tax. Other distributions of the Minnesota Fund, including distributions from net short-term and long-term capital gains, are generally not exempt from the regular Minnesota personal income tax.

Legislation enacted in 1995 provides that it is the intent of the Minnesota legislature that interest income on obligations of Minnesota governmental units, including obligations of the Minnesota Sources described above, and exempt-interest dividends that are derived from interest income on such obligations, be included in the net income of individuals, estates, and trusts for Minnesota income tax purposes if it is judicially determined that the exemption by Minnesota of such interest or such exempt-interest dividends unlawfully discriminates against interstate commerce because interest income on obligations of governmental issuers located in other states, or exempt-interest dividends derived from such obligations, is so included. This provision applies to taxable years that begin during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and other remedies apply for previous taxable years. The United States Supreme Court in 1995 denied certiorari in a case in which an Ohio state court upheld an exemption for interest income on obligations of Ohio governmental issuers, even though interest income on obligations of non-Ohio governmental issuers, was subject to tax. In 1997, the United States Supreme Court denied certiorari in a subsequent case from Ohio, involving the same taxpayer and the same issue, in which the Ohio Supreme Court refused to reconsider the merits of the case on the ground that the previous final state court judgment barred any claim arising out of the transaction that was the subject of the previous action. It cannot be predicted whether a similar case will be brought in Minnesota or elsewhere, or what the outcome of such case would be.

Minnesota presently imposes an alternative minimum tax on individuals, estates, and trusts that is based, in part, on such taxpayers' federal alternative minimum taxable income, which includes federal tax preference items. The Internal Revenue Code provides that interest on specified private activity bonds is a federal tax preference item, and that an exempt-interest dividend of a regulated investment company constitutes a federal tax preference item to the extent of its proportionate share of the interest on such private activity bonds. Accordingly, exempt-interest dividends that are attributable to such private activity bond interest, even though they are derived from the Minnesota Sources described above, will be included in the base upon which such Minnesota alternative minimum tax is computed. In addition, the entire portion of exempt-interest dividends that is received by such shareholders and that is derived from sources other than the Minnesota Sources described above is also subject to the Minnesota alternative minimum tax. Further, should the 95% test that is described above fail to be met, all of the exempt-interest dividends hat are paid by the Minnesota Fund, including all of those that are derived from the Minnesota Sources described above, will be subject to the Minnesota alternative minimum tax, in the case of shareholders of the Minnesota Fund who are individuals, estates or trusts.

Subject to certain limitations that are set forth in the Minnesota rules, Minnesota Fund dividends, if any, that are derived from interest on certain United States obligations are not subject to the regular Minnesota personal income tax or the Minnesota alternative minimum tax, in the case of shareholders of the Minnesota Fund who are individuals, estates, or trusts.

Minnesota Fund distributions, including exempt-interest dividends, are not excluded in determining the Minnesota franchise tax on corporations that is measured by taxable income and alternative minimum taxable income. Minnesota Fund distributions may also be taken into account in certain cases in determining the minimum fee that is imposed on corporations, S corporations, and partnerships.

Except during temporary defensive periods or when acceptable investments are unavailable to the Minnesota Fund, at least 80% of the value of the net assets of the Minnesota Fund will be maintained in debt obligations which are exempt from the regular federal income tax. Such debt obligations may, however, be subject to the federal alternative minimum tax. A similar percentage will generally also apply with respect to the regular Minnesota personal income tax, and such debt obligations may likewise be subject to the Minnesota alternative minimum tax, in each case subject to the entire discussion above. The Minnesota Fund will invest so that the 95% test described above is met.

The Minnesota Fund will notify its shareholders within 30 days after the close of the year as to the interest derived from Minnesota obligations and exempt from the Minnesota personal income tax, subject to the discussion above.

Missouri Taxes

In the opinion of ______________ , Missouri tax counsel to the Missouri Fund, dividends distributed to individual shareholders of the Missouri Fund will be exempt from the Missouri personal income tax imposed by Chapter 143 of the Missouri Revised Statutes to the extent that such dividends qualify as exempt interest dividends of a regulated investment company under Section 852(b)(5) of the Internal Revenue Code and are derived from interest on obligations of the State of Missouri or any of its political subdivisions or authorities, or obligations issued by the government of Puerto Rico or its authority (collectively, "Missouri Obligations"). Capital gain dividends, as defined in
Section 852(b)(3) of the Internal Revenue Code, distributable by the Missouri Fund to individual resident shareholders of the Missouri Fund, to the extent includable in federal adjusted gross income, will be subject to Missouri income taxation. Shares in the Missouri Fund are not subject to Missouri personal property taxes.

Dividends paid by the Missouri Fund, if any, that do not qualify as tax exempt dividends under Section 852 (b)(5) of the Internal Revenue Code, will be exempt from Missouri income tax only to the extent that such dividends are derived from interest on certain U.S. obligations that the State of Missouri is expressly prohibited from taxing under the laws of the United States. The portion of such dividends that is not subject to taxation by the State of Missouri may be reduced by interest, or other expenses, in excess of $500 paid or incurred by a shareholder in any taxable year to purchase or carry shares of the Missouri Fund of the Municipal Fund or other investments producing income that is includable in federal gross income, but exempt from Missouri income tax.

Except during temporary defensive periods or when acceptable investments are unavailable to the Missouri Fund, at least 80% of the value of the net assets of the Missouri Fund will be maintained in debt obligations which are exempt from regular federal income tax and Missouri personal income tax.

The Missouri Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from Missouri Obligations and exempt from the Missouri personal income tax.

New York State and City Taxes

In the opinion of _______________________ , counsel to the Funds, holders of shares of the New York Fund who are subject to New York State and City tax on dividends will not be subject to New York State and City personal income taxes on New York Fund dividends to the extent that such distributions qualify as exempt-interest dividends under Section 852(b)(5) of the Internal Revenue Code and represent interest income attributable to federally tax-exempt obligations of the State of New York and its political subdivisions (as well as certain other federally tax-exempt obligations the interest on which is exempt from New York State and City personal income taxes such as, for example, certain obligations of Puerto Rico) (collectively, "New York Obligations"). To the extent that distributions on the New York Fund are derived from other income, including long or short-term capital gains, such distributions will not be exempt from State or City personal income taxes.

Dividends on the New York Fund are not excluded in determining New York State or City franchise taxes on corporations and financial institutions.

Except during temporary defensive periods or when acceptable investments are unavailable to the New York Fund, the Municipal Fund will maintain at least 80% of the value of the net assets of the New York Fund in debt obligations which are exempt from regular federal income tax and New York State and City personal income taxes.

The Fund will notify its shareholders within 45 days after the close of the year as to the interest derived from New York Obligations and exempt from New York State and City personal income taxes.

Ohio Taxes

In the opinion of ______________________ Ohio tax counsel to the Ohio Fund, holders of the Ohio Fund who are subject to the Ohio personal income tax, the net income base of the Ohio corporation franchise tax, or municipal income or school district taxes in Ohio will not be subject to such taxes on dividend distributions with respect to shares of the Ohio Fund ("Distributions") to the extent that such distributions are properly attributable to interest (including accrued original issue discount) on obligations issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities thereof ("Ohio Obligations"), provided that the Ohio Fund qualifies as a regulated investment company for federal income tax purposes and that at all times at least 50% of the value of the total assets of the Ohio Fund consists of Ohio Obligations or similar obligations of other states or their subdivisions. It is assumed for purposes of this discussion of Ohio taxes that these requirements are satisfied. Shares of the Ohio Fund will be included in a corporation's tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis.

Distributions that are properly attributable to gain from the sale, exchange or other disposition of Ohio Obligations held by the Ohio Fund are not subject to the Ohio personal income tax, the net income base of the Ohio corporation franchise tax, or municipal income or school district taxes in Ohio.

Distributions properly attributable to interest on obligations of Puerto Rico, the Virgin Islands or Guam, the interest on which is exempt from state income taxes under the laws of the United States are exempt from the Ohio personal income tax and municipal income and school district taxes in Ohio, and, provided such interest is excluded from gross income for Federal income tax purposes, are excluded from the net income base of the Ohio Corporation franchise tax.

The Ohio Fund is not subject to the Ohio personal income tax or municipal income or school district taxes in Ohio. The Ohio Fund is not subject to corporation franchise tax or the Ohio dealers in intangibles tax, provided that, if the Ohio Fund has a significant nexus to the State of Ohio to be subject to Ohio taxation, then such entity shall be exempt from taxes only if it complies with certain reporting requirements.

Except during temporary defensive periods or when acceptable investments are unavailable to the Ohio Fund, the Municipal Fund will maintain at least 80% of the value of the net assets of the Ohio Fund in debt obligations which are exempt from regular federal income tax and the Ohio personal income tax and the net income base of the Ohio corporation franchise tax.

The Ohio Fund will notify its shareholders within 60 days after the close of the year as to the status for Ohio tax purposes of distributions with respect to shares of the Ohio Fund.

Oregon Taxes

In the opinion of ________________________ , Oregon tax counsel to the Oregon Fund, under present law, individual shareholders of the Oregon Fund will not be subject to Oregon personal income taxes on distributions received from the Oregon Fund to the extent that such distributions (1) qualify as exempt-interest dividends under Section 852 (b)(5) of the Internal Revenue Code; and (2) are derived from interest on obligations of the State of Oregon or any of its political subdivisions or authorities or from interest on obligations of the governments of Puerto Rico, Guam, the Virgin Islands or the Northern Mariana Islands (collectively, "Oregon Obligations"). Other distributions, including any long-term and short-term capital gains, will generally not be exempt from personal income taxes in Oregon.

No portion of distributions from the Oregon Fund is exempt from Oregon excise tax on corporations. However, shares of the Oregon Fund are not subject to Oregon property tax.

Except during temporary defensive periods or when acceptable investments are unavailable to the Oregon Fund, at least 80% of the value of the net assets of the Oregon Fund will be maintained in debt obligations, the interest payments of which are exempt from regular federal income tax and Oregon personal income taxes.

The Oregon Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from Oregon Obligations and exempt from Oregon personal income taxes.

South Carolina Taxes

In the opinion of ____________________ , South Carolina tax counsel to the South Carolina Fund, shareholders of the South Carolina Fund who are subject to South Carolina individual or corporate income taxes will not be subject to such taxes on South Carolina Fund dividends to the extent that such dividends qualify as either (1) exempt-interest dividends of a regulated investment company under
Section 852(b)(5) of the Internal Revenue Code, which are derived from interest on tax-exempt obligations of the State of South Carolina or any of its political subdivisions or on obligations of the Government of Puerto Rico that are exempt from federal income tax; or (2) dividends derived from interest or dividends on obligations of the United States and its possessions or on obligations or securities of any authority or commission exempt from state income taxes under the laws of the United States (collectively, "South Carolina Obligations"). To the extent that South Carolina Fund distributions are attributable to other sources, such as long or short-term capital gains, such distributions will not be exempt from South Carolina taxes.

Except during temporary defensive periods or when acceptable investments are unavailable to the South Carolina Fund, at least 80% of the value of the net assets of the South Carolina Fund will be maintained in debt obligations which are exempt from regular federal income tax and South Carolina income tax.

The South Carolina Fund will notify its shareholders within 60-days after the close of the year as to the interest derived from South Carolina Obligations and exempt from South Carolina income taxes.

Other State and Local Taxes

The exemption of interest on municipal securities for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or city. Except as noted above with respect to a particular state, distributions from a Fund may be taxable to investors under state and local law even though all or a part of such distributions may be derived from federally tax-exempt sources or from obligations which, if received directly, would be exempt from such income tax. In some states, shareholders of the National Fund may be afforded tax-exempt treatment on distributions to the extent they are derived from municipal securities issued by that state or its localities.

Prospective investors should be aware that an investment in a certain Fund may not be suitable for persons who are not residents of the designated state or who do not receive income subject to income taxes in that state. Shareholders should consult their own tax advisors.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the Funds are required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. The rate of backup withholding is 31%. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, a Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed, the Fund may charge a service fee of up to $50 that may be deducted from the shareholder's account and offset against any undistributed dividends and capital gain distributions. The Funds also reserve the right to close any account which does not have a certified taxpayer identification number.

                                  Underwriters

Distribution of Securities

Seligman Municipal Fund Series and Seligman Advisors are parties to a Distributing Agreement dated January 1, 1993 under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Funds. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Funds' capital stock, Seligman Advisors allows reallowances to all dealers on sales of Class A shares, as set forth above under "Dealer Reallowances." Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.

Total sales charges paid by shareholders of Class A shares of the Funds for the fiscal years ended September 30, 1998, 1997, and 1996 are shown below. Also shown are the amounts of the sales charges that were retained by Seligman Advisors, as well as the amount of CDSC on Class A shares that Seligman Advisors retained.

                                                                 1998
                                                                 ----

                             Total Sales Charges Paid    Amount of Class A Sales    Amount of Class A CDSC
                                  by Shareholders         Charges Retained by              Retained
Fund                             on Class A Shares          Seligman Advisors        by Seligman Advisors
----                             -----------------          -----------------        --------------------
National
Colorado
Georgia
Louisiana
Maryland
Massachusetts
Michigan
Minnesota
Missouri
New York
Ohio
Oregon
South Carolina

                                                                 1997
                                                                 ----

                             Total Sales Charges Paid    Amount of Class A Sales    Amount of Class A CDSC
                                  by Shareholders         Charges Retained by              Retained
Fund                             on Class A Shares          Seligman Advisors        by Seligman Advisors
----                             -----------------          -----------------        --------------------
National                              $ 69,538                   $ 8,749                      --
Colorado                                41,233                     4,828                      --
Georgia                                 64,812                     7,820                      --
Louisiana                               56,078                     6,792                      --
Maryland                                60,270                     7,366                      --
Massachusetts                           84,784                    10,093                      --
Michigan                               159,889                    18,739                      --
Minnesota                               85,887                     9,979                      --
Missouri                                40,582                     4,557                      --
New York                                95,889                    11,532                      --
Ohio                                   14,1687                    16,992                      --
Oregon                                  84,700                     9,740                      --
South Carolina                         151,171                    17,715                      --

                                                                 1996
                                                                 ----

                             Total Sales Charges Paid    Amount of Class A Sales    Amount of Class A CDSC
                                  by Shareholders         Charges Retained by              Retained
Fund                             on Class A Shares          Seligman Advisors        by Seligman Advisors
----                             -----------------          -----------------        --------------------
National                              $135,664                   $15,618                      --
Colorado                                57,503                     6,810                      --
Georgia                                 93,430                    10,864                      --
Louisiana                               96,977                    11,649                      --
Maryland                                83,829                    10,368                      --
Massachusetts                          107,245                    13,360                      --
Michigan                               183,950                    21,956                      --
Minnesota                              191,620                    22,738                      --
Missouri                                69,466                     7,979                      --
New York                                97,996                    11,497                      --
Ohio                                   170,880                    20,073                      --
Oregon                                 114,025                    13,323                      --
South Carolina                         270,513                    32,649                      --

For the fiscal years ended September 30, 1998, 1997, and 1996, Seligman Advisors retained CDSC charges on Class D shares in the following amounts:



                                                Amount of Class D CDSC
     Fund                                   Retained by Seligman Advisors
     ----                                -----------------------------------
                                         1998            1997           1996
                                         ----            ----           ----
     National                                           $1,711          1,933
     Colorado                                               19            ---
     Georgia                                             6,039            280
     Louisiana                                              26            131
     Maryland                                            2,223            370
     Massachusetts                                         260            641
     Michigan                                              398          1,551
     Minnesota                                             372            258
     Missouri                                               64          1,486
     New York                                                5          1,810
     Ohio                                                  668            ---
     Oregon                                                105            192
     South Carolina                                        724          3,624

Compensation

Seligman Advisors received the following commissions and other compensation from the Funds during its fiscal year ended September 30, 1998:

                     Net Underwriting   Compensation on
                       Discounts and    Redemptions and    Brokerage         Other
Fund                    Commissions       Repurchases     Commissions   Compensation(1)
----                    -----------       -----------     -----------   ---------------
National
Colorado
Georgia
Louisiana
Maryland

                     Net Underwriting   Compensation on
                       Discounts and    Redemptions and    Brokerage         Other
Fund                    Commissions       Repurchases     Commissions   Compensation(1)
----                    -----------       -----------     -----------   ---------------
Massachusetts
Michigan
Minnesota
Missouri
New York
Ohio
Oregon
South Carolina

(1)

SSI is eligible to receive commissions from certain sales of Fund shares. For the Fund's fiscal years ended September 30, 1998, 1997, and 1996, SSI received commissions in the following amounts:

     Fund                                   Commissions Paid to SSI
     ----                                   -----------------------
                                      1998            1997           1996
                                      ----            ----           ----
     National                                        $  456         $1,736
     Colorado                                         4,678          4,437
     Georgia                                            283            525
     Louisiana                                           21             --
     Maryland                                           523          1,251
     Massachusetts                                    1,865            689
     Michigan                                           515          1,315
     Minnesota                                          594          1,717
     Missouri                                         1,220          1,754
     New York                                         2,889          2,144
     Ohio                                             1,485          2,276
     Oregon                                              24             73
     South Carolina                                   2,582          2,229

Other Payments

Seligman Advisors shall pay broker/dealers, from its own resources, a fee on purchases of Class A shares of $1,000,000 or more (NAV sales), calculated as follows: 1.00% of NAV sales up to but not including $2 million; .80% of NAV sales from $2 million up to but not including $3 million; .50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors shall also pay broker/dealers, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" (as defined under "Purchase of Shares--Eligible Employee Benefit Plans") that are attributable to the particular broker/dealer. The shares eligible for the fee are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman mutual fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows: 1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and
 .25% of sales from $5 million and above.

Seligman Advisors may from time to time assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives. Dealers may limit the participation of registered representatives in such informational programs by means of sales incentive programs which may require the sale of minimum dollar amounts of shares of Seligman mutual funds. Seligman Advisors may from time to time pay a bonus or other incentive to dealers that sell shares of the Seligman mutual funds. In some instances, these bonuses or incentives may be offered only to certain dealers which employ registered representatives who have sold or may sell a significant amount of shares of the Fund and/or certain other mutual funds managed by Seligman during a specified period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States. The cost to Seligman Advisors of such promotional activities and payments shall be consistent with the rules of the National Association of Securities Dealers, Inc., as then in effect.

                         Calculation of Performance Data

Class A

The annualized yield for the 30-day period ended September 30, 1998 for each Fund's Class A shares was as follows: National - _____%, Colorado - _______%, Georgia - _______%, Louisiana - _____%, Maryland - _____ %, Massachusetts - _______%, Michigan - ___________ %, Minnesota - ______%, Missouri-4.03%, New
York - _______ %, Ohio - ___________ %, Oregon - _______%, and South Carolina -
_______ %. The annualized yield was computed by dividing a Fund's net investment income per share earned during this 30-day period by the maximum offering price per share (i.e., the net asset value plus the maximum sales load of 4.75% of the net amount invested) on September 30, 1998, which was the last day of this period. The average number of Class A shares per Fund was: National - ___________, Colorado - _____, Georgia - ______________ , Louisiana -
____________, Maryland - ___________, Massachusetts - _____________ ,
Michigan-_____, Minnesota - _______________, Missouri - ____________, New York -
___________, Ohio - _______, Oregon - ___________, and South Carolina -
_________, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

The tax equivalent annualized yield for the 30-day period ended September 30, 1998 for each Fund's' Class A shares was as follows: National - ___%, Colorado - ___%, Georgia - ___%, Louisiana - ___%, Maryland - ___%, Massachusetts - ___%, Michigan - ___%, Minnesota - ___%, Missouri - ___%, New York - ___%, Ohio - ___%, Oregon - ___%, and South Carolina - ___%. The tax equivalent annualized yield was computed by first computing the annualized yield as discussed above. Then the portion of the yield attributable to securities the income of which was exempt for federal and state income tax purposes was determined. This portion of the yield was then divided by one minus the following percentages: National - 39.60%, Colorado - 42.62%, Georgia - 43.22%, Louisiana - 43.22%, Maryland - 42.62%, Massachusetts - 46.86%, Michigan - 42.26%, Minnesota - 44.73%, Missouri
- 43.22%, New York - 43.90%, Ohio - 43.83%, Oregon - 45.04%, and South Carolina
- 43.83%, which percentages assume the maximum combined federal and state income tax rate for individual taxpayers that are subject to such state's personal income taxes. Then the small portion of the yield (for all the Funds except the National Fund) attributable to securities the income of which was exempt only for federal income tax purposes was determined. This portion of the yield was then divided by one minus 39.6% (39.6% being the assumed maximum federal income tax rate for individual taxpayers). These two calculations were then added to the portion of the Class A shares yield, if any, that was attributable to securities the income of which was not tax- exempt.

The average annual total return for the one-year period ended September 30, 1998 for each Fund's Class A shares was as follows: National - %, Colorado - ____ %, Georgia - ___%, Louisiana - ___%, Maryland - ___%, Massachusetts - ___%, Michigan - ___%, Minnesota - ___%, Missouri - ___%, New York- ___%, Ohio - ___%, Oregon - ___%, and South Carolina - ___%. The average annual total return for the five-year period ended September 30, 1998 for each Fund's Class A shares was as follows: National - ___%, Colorado - ___%, Georgia - ___%, Louisiana - ___%, Maryland - ___%, Massachusetts - ___%, Michigan - ___%, Minnesota - ___%, Missouri - ___%, New York ___%, Ohio - ___%, Oregon - ___%, and South Carolina - ___%. The average annual total return for the ten-year period ended September 30, 1998 for each Fund's Class A shares was as follows: National - ___%, Colorado - ___%, Georgia - ___%, Louisiana - ___%, Maryland - ___%, Massachusetts - ___%, Michigan - ___%, Minnesota - ___%, Missouri - ___%, New York - ___%, Ohio - ___%, Oregon - ___%, and South Carolina - ___%. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class A shares of each Fund. From this $1,000, the maximum sales load of $47.50 (4.75% of public offering price) was deducted. It was then assumed that all of the dividends and distributions by each Fund's Class A shares over the relevant time period were reinvested. It was then assumed that at the end of the one-year period, the five-year period, and the ten-year period of each Fund, the entire amount was redeemed. The average annual total return was then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption (i.e., the average annual compound rate of return).

Class D

The annualized yield for the 30-day period ended September 30, 1997 for each Series' Class D shares was as follows: National - ___%, Colorado - ___%, Georgia
- ___%, Louisiana - ___%, Maryland - ___%, Massachusetts - ___%, Michigan - ___%, Minnesota - ___%, Missouri - ___%, New York - ___%, Ohio - ___%, Oregon -
___%, and South Carolina - ___%. The annualized yield was computed as for Class A shares by dividing a Fund's net investment income per share earned during this 30-day period by the maximum offering price per share (i.e., the net asset value) on September 30, 1998 which was the last day of this period. The average number of Class D shares were: National - _______ , Colorado - ______ , Georgia
- _______ , Louisiana - ________ , Maryland - ________ , Massachusetts - _______
, Michigan - ______ , Minnesota - _______ , Missouri - ______ , New York - ______ , Ohio - ________ , Oregon - _________ , and South Carolina - , which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

The tax equivalent annualized yield for the 30-day period ended September 30, 1998 for each Fund's Class D shares was as follows: National - ___%, Colorado - ___%, Georgia - ___%, Louisiana - ___%, Maryland - ___%, Massachusetts - ___%, Michigan - ___%, Minnesota - ___%, Missouri - ___%, New York - ___%, Ohio - ___%, Oregon - ___%, and South Carolina - ___%. The tax equivalent annualized yield was computed as discussed above for Class A shares.

The average annual total return for the one-year period ended September 30, 1998 for each Fund's Class D shares was as follows: National - ___%, Colorado - ___%, Georgia - ___%, Louisiana - ___%, Maryland - ___%, Massachusetts - ___%, Michigan - ___%, Minnesota - ___%, Missouri- ___%, New York - ___%, Ohio - ___%, Oregon - ___%, and South Carolina - ___%. The average annual total return for the period since inception through September 30, 1998 for each Fund's Class D shares was as follows: National - ___%, Colorado - ___%, Georgia - ___%, Louisiana - ___%, Maryland - ___%,

Massachusetts - ___%, Michigan - ___%, Minnesota - ___%, Missouri - ___%, New York - ___%, Ohio - ___%, Oregon - ___, and South Carolina - ___%. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class D shares of each Fund and that all of the dividends and distributions by each Fund's Class D shares over the relevant time period were reinvested. It was then assumed that at the end of the one-year period and the period since inception of each Fund, the entire amount was redeemed, subtracting the 1% CDSL, if applicable.

The tables below illustrate the total returns on a $1,000 investment in each of the Fund's Class A and Class D shares for the ten years ended September 30, 1998 or from a Class's inception through September 30, 1998, assuming investment of all dividends and capital gain distributions.

                                                             Class A

       Fund/              Value of          Value of                         Total Value
        Year              Initial         Capital Gain       Value of             Of              Total
       Ended(1)        Investment(2)     Distributions       Dividends      Investment(2)     Return(1)(3)
       --------        -------------     -------------       ---------      -------------     ------------
      National
      9/30/89         $                 $                 $                $
      9/30/90
      9/30/91
      9/30/92
      9/30/93
      9/30/94
      9/30/95
      9/30/96
      9/30/97
      9/30/98                                                                                              %

      Colorado
      9/30/89         $                 $                 $                $
      9/30/90
      9/30/91
      9/30/92
      9/30/93
      9/30/94
      9/30/95
      9/30/96
      9/30/97
      9/30/98                                                                                              %

      Georgia
      9/30/89         $                 $                 $                $
      9/30/90
      9/30/91
      9/30/92
      9/30/93
      9/30/94
      9/30/95
      9/30/96
      9/30/97
      9/30/98                                                                                              %

       Fund/              Value of          Value of                         Total Value
        Year              Initial         Capital Gain       Value of             Of              Total
       Ended(1)        Investment(2)     Distributions       Dividends      Investment(2)     Return(1)(3)
       --------        -------------     -------------       ---------      -------------     ------------
     Louisiana
      9/30/89         $                 $                 $                $
      9/30/90
      9/30/91
      9/30/92
      9/30/93
      9/30/94
      9/30/95
      9/30/96
      9/30/97
      9/30/98                                                                                              %

      Maryland
      9/30/89         $                 $                 $                $
      9/30/90
      9/30/91
      9/30/92
      9/30/93
      9/30/94
      9/30/95
      9/30/96
      9/30/97
      9/30/98                                                                                              %

   Massachusetts
      9/30/89         $                 $                 $                $
      9/30/90
      9/30/91
      9/30/92
      9/30/93
      9/30/94
      9/30/95
      9/30/96
      9/30/97
      9/30/98                                                                                              %

      Michigan
      9/30/89         $                 $                 $                $
      9/30/90
      9/30/91
      9/30/92
      9/30/93
      9/30/94
      9/30/95
      9/30/96
      9/30/97
      9/30/98                                                                                              %

       Fund/              Value of          Value of                         Total Value
        Year              Initial         Capital Gain       Value of             Of              Total
       Ended(1)        Investment(2)     Distributions       Dividends      Investment(2)     Return(1)(3)
       --------        -------------     -------------       ---------      -------------     ------------
     Minnesota
      9/30/89         $                 $                 $                $
      9/30/90
      9/30/91
      9/30/92
      9/30/93
      9/30/94
      9/30/95
      9/30/96
      9/30/97
      9/30/98                                                                                              %

      Missouri
      9/30/89         $                 $                 $                $
      9/30/90
      9/30/91
      9/30/92
      9/30/93
      9/30/94
      9/30/95
      9/30/96
      9/30/97
      9/30/98                                                                                              %

      New York
      9/30/89         $                 $                 $                $
      9/30/90
      9/30/91
      9/30/92
      9/30/93
      9/30/94
      9/30/95
      9/30/96
      9/30/97
      9/30/98                                                                                              %

        Ohio
      9/30/89         $                 $                 $                $
      9/30/90
      9/30/91
      9/30/92
      9/30/93
      9/30/94
      9/30/95
      9/30/96
      9/30/97
      9/30/98                                                                                              %

       Fund/              Value of          Value of                         Total Value
        Year              Initial         Capital Gain       Value of             Of              Total
       Ended(1)        Investment(2)     Distributions       Dividends      Investment(2)     Return(1)(3)
       --------        -------------     -------------       ---------      -------------     ------------
       Oregon
      9/30/89         $                 $                 $                $
      9/30/90
      9/30/91
      9/30/92
      9/30/93
      9/30/94
      9/30/95
      9/30/96
      9/30/97
      9/30/98                                                                                              %

   South Carolina
      9/30/89         $                 $                 $                $
      9/30/90
      9/30/91
      9/30/92
      9/30/93
      9/30/94
      9/30/95
      9/30/96
      9/30/97                                                                                              %

                                                             Class D

       Fund/              Value of          Value of                         Total Value
        Year              Initial         Capital Gain       Value of             Of              Total
       Ended(1)        Investment(2)     Distributions       Dividends      Investment(2)     Return(1)(3)
       --------        -------------     -------------       ---------      -------------     ------------
      National
      9/30/94
      9/30/95
      9/30/96
      9/30/97
      9/30/98                                                                                              %

      Colorado
      9/30/94
      9/30/95
      9/30/96
      9/30/97
      9/30/98                                                                                              %

      Georgia
      9/30/94
      9/30/95
      9/30/96
      9/30/97
      9/30/98                                                                                              %

       Fund/              Value of          Value of                         Total Value
        Year              Initial         Capital Gain       Value of             Of              Total
       Ended(1)        Investment(2)     Distributions       Dividends      Investment(2)     Return(1)(3)
       --------        -------------     -------------       ---------      -------------     ------------
     Louisiana
      9/30/94
      9/30/95
      9/30/96
      9/30/97
      9/30/98                                                                                              %

      Maryland
      9/30/94
      9/30/95
      9/30/96
      9/30/97
      9/30/98                                                                                              %

   Massachusetts
      9/30/94
      9/30/95
      9/30/96
      9/30/97
      9/30/98                                                                                              %

      Michigan
      9/30/94
      9/30/95
      9/30/96
      9/30/97
      9/30/98                                                                                              %

     Minnesota
      9/30/94
      9/30/95
      9/30/96
      9/30/97
      9/30/98                                                                                              %

      Missouri
      9/30/94
      9/30/95
      9/30/96
      9/30/97
      9/30/98                                                                                              %

      New York
      9/30/94
      9/30/95
      9/30/96
      9/30/97
      9/30/98                                                                                              %

       Fund/              Value of          Value of                         Total Value
        Year              Initial         Capital Gain       Value of             Of              Total
       Ended(1)        Investment(2)     Distributions       Dividends      Investment(2)     Return(1)(3)
       --------        -------------     -------------       ---------      -------------     ------------
        Ohio
      9/30/94
      9/30/95
      9/30/96
      9/30/97
      9/30/98                                                                                              %

       Oregon
      9/30/94
      9/30/95
      9/30/96
      9/30/97
      9/30/98                                                                                              %

   South Carolina
      9/30/94
      9/30/95
      9/30/96
      9/30/97
      9/30/98                                                                                              %

----------

(1) For the ten-year period ended September 30, 1998 for Class A shares; and from commencement of operations for Class D shares on February 1, 1994.

(2) The "Value of Initial Investment" as of the date indicated reflects the effect to the maximum sales load and CDSC, if applicable, assumes that all dividends and capital gain distributions were taken in cash and reflects changes in the net asset vale of the shares purchased with the hypothetical initial investment. "Total Value of Investment" reflects the effect of the CDSC, if applicable, and assumes investment of all dividends and capital gain distributions.

(3) Total return for each Class of a Fund is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified, subtracting the maximum sales load or CDSC, if applicable; determining total value of all dividends and distributions that would have been paid during the period on such shares assuming that each dividend or distribution was invested in additional shares at net asset value; calculating the total value of the investment at the end of the period; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its value at the end of the period by the amount of the hypothetical initial investment.

Seligman waived its fees and reimbursed certain expenses during some of the periods above, which positively affected the performance results presented.

A Fund's total return and average annual total return for Class A shares quoted above does not reflect the deduction of fees paid under the 12b-1 Plan for periods prior to January 1, 1993. If these fees were reflected, the performance results presented would have been lower.

                              Financial Statements

The Annual Report to Shareholders for the fiscal year ended September 30, 1998 contains a schedule of the investments of each Fund as of September 30, 1998, as well as certain other financial information as of that date. The financial statements and notes included in the Annual Report, and the Independent

Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished, without charge, to investors who request copies of this SAI.

                               General Information

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as Seligman Municipal Fund Series shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless it is clear that the interests of each class or Series in the matter are substantially identical or that the matter does not affect any interest of such class or Series. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of directors from the separate voting requirements of the Rule.

Custodian. Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian for the Funds. It also maintains, under the general supervision of Seligman, the accounting records and determines the net asset value for the Funds.

Auditors. ______________, independent auditors, have been selected as auditors of the Funds. Their address is ___________.

                                   Appendix A

Moody's Investors Service, Inc. ("Moody's")
Municipal Bonds

     Aaa: Municipal bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Municipal bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Municipal bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Municipal bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be characteristically lacking or may be unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

     Ba: Municipal bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Municipal bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Municipal bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Municipal bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

     C: Municipal bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

Municipal Notes

    Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows of funds for their servicing or by established and broad-based access to the market for refinancing. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing in particular, is likely to be less well established. Notes bearing the designation MIG 4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

Commercial Paper

     Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior debt obligations not having an original maturity in excess of one year. Issuers rated "Prime-1" or "P-1" indicates the highest quality repayment capacity of the rated issue.

    The designation "Prime-2" or "P-2" indicates that the issuer has a strong capacity for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

    The designation "Prime-3" or "P-3" indicates that the issuer has an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.
Adequate alternate liquidity is maintained.

     Issues rated "Not Prime" do not fall within any of the Prime rating categories.

Standard & Poor's Corporation ("S&P")
Municipal Bonds

     AAA: Municipal bonds rated AAA are highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

     AA: Municipal bonds rated AA have a very high degree of safety and very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A: Municipal bonds rated A are regarded as upper medium grade. They have a strong degree of safety and capacity to pay interest and repay principal although they are somewhat more susceptible in the long term to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Municipal bonds rated BBB are regarded as having a satisfactory degree of safety and capacity to pay interest and re-pay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and re-pay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and pre-pay principal in accordance with the terms of the bond. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

     C: The rating C is reserved for income bonds on which no interest is being paid.

     D: Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

Municipal Notes

     SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2: Satisfactory capacity to pay principal and interest.

Commercial Paper

     S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

     A-1: The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

     A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B: Issues rated "B" are regarded as having only a speculative capacity for timely payment.

     C: This rating is assigned to short-term debt obligations with a doubtful capacity of payment.

     D: Debt rated "D" is in payment default.

     NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

     The ratings assigned by S&P may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within its major rating categories.

                                   Appendix B

Special Factors Affecting the Colorado Municipal Series

Because of limitations contained in the state constitution, the State of Colorado issues no general obligation bonds secured by the full faith and credit of the state. Several agencies and instrumentalities of state government are authorized by statute to issue bonds secured by revenues from specific projects and activities. Additionally, the state is authorized to issue short-term revenue anticipation notes.

     There are approximately 1,900 units of local government in Colorado, including counties, statutory cities and towns, home-rule cities and counties, charter cities, school districts and a variety of water, irrigation and other special improvement districts, all with various constitutional and statutory authority to levy taxes and incur indebtedness. As of 1995, public debt in Colorado totaled approximately $16.9 billion, up 33% from 1990. Of that total, local government debt accounts for $14.1 billion. (Report of the State Auditor:
Government Debt in Colorado, Special Study Fiscal Years 1994 Through 1995). The major source of revenue for funding the indebtedness is the ad valorem property tax, which presently is imposed and collected solely at the local level, although the state is also authorized to levy the tax, and revenue from special projects. Residential real property was assessed at 10.36% of its actual value in 1996, and will be assessed at 9.74% of actual value in 1997-98. All other property is assessed at 29% of its actual value except producing mines and oil and gas leaseholds and lands. Oil and gas leaseholds and lands are assessed at 87.5% on primary recovery and 75% on secondary recovery.

     The final figure for fiscal year 1996 for assessed value of all taxable real property in the state is $33,595,086,130, of which approximately 47.0% is residential, and 32.5% is commercial and industrial. Total revenue from property taxes in 1995 was $2,784,138,646. Figures for fiscal year 1997 are not yet available.

     In November 1992, voters in Colorado adopted a state constitutional amendment known as Amendment 1 and as the Taxpayer's Bill of Rights ("TABOR"). Its provisions generally apply to the state or any local government, excluding enterprises. An enterprise is a government-owned business authorized to issue its own revenue bonds and receiving under 10% of annual revenue in grants from all Colorado state and local governments combined. TABOR requires voter approval in advance for nearly all new taxes, tax rate increases, mill levies above that for the prior year, valuation for assessment ratio increases, extensions of expiring taxes, and tax policy changes directly causing a net tax revenue gain, as well as creation of any multiple-fiscal year debt or financial obligations without adequate present cash reserves pledged irrevocably and held for payments in all future fiscal years. TABOR also imposes spending limits and revenue limits on state and local governments. Without voter approval, revenue may grow only to account for inflation and increases in population.

     State General Fund and cash non-exempt revenues exceeded the TABOR limits for the first time in fiscal year 1996-97. Excess revenue totaled $139.0 million, which TABOR requires to be refunded to taxpayers. The state legislature voted to refund $142.1 million to taxpayers by way of credits against income taxes due for 1997. (The legislature authorized a refund of $142.1 million to assure that at least the required $139.0 million is refunded.)

     Both the Colorado Legislative Council (Staff Report, December 1997) and the Office of State Planning and Budgeting (Colorado Economic Perspective, December 20, 1997) project that TABOR rebates will become the norm in state finances in the coming years. For fiscal year 1997-98, allowed revenue growth for the state is expected to be 5.5%, but state revenue is projected to exceed the new limit in the range of $324.8 to $360.1 million. For fiscal year 1998-99, allowed revenue growth is expected to be 5.3 - 5.4% and excess state revenue is projected in the range of $286.1 to $294.9 million. The Colorado Legislative Council projects excess revenue will exceed $200 million each year through fiscal year 2002-03. The Office of State Budgeting and Planning projects excess revenue will gradually decrease after fiscal year 1997-98 and projects state revenue within the TABOR limit in fiscal year 2002-03.

     The factors outlined below are generally indicative of the current economic status of the State of Colorado. Forecasts are based on predictions of several economists. There can be no assurance that additional factors or economic difficulties and their impact on state and local government finances will not adversely affect the market value of obligations of the Colorado Municipal Series or the ability of the respective obligors to pay the debt service on such obligations.

     Colorado experienced an approximately 2.0% increase in population in 1996, down from a 2.3% increase in 1995, with a net positive migration of approximately 45,250 in 1996. Preliminary estimates indicate in-migration and population growth continued at approximately the same rate in 1997 - with estimates of 1.9 to 2.0% population growth. Colorado economists expect positive migration into Colorado to continue through 1998, though at a slower rate, with population growth of 1.8% predicted for that year.

     Local economists have predicted employment growth of between 2.5% and 3.2% in 1998. This is similar to the 2.5 - 3.4% estimated growth for 1997 and 3.4% growth in 1996. During 1997, job growth occurred in every major non-agricultural employment sector except oil, gas and mining. The University of Colorado Business Economic Outlook predicts growth in 1998 in every major non-agricultural employment sector, with the strongest growth in services, government and wholesale/retail trade, but a shortage of labor to fill positions is a major concern. The unemployment rate in Colorado dropped to a historic low in July 1997 according to the Colorado Legislative Council (Staff Report, December 1997). Colorado National Bank predicts a continuing labor shortage through 1998 and concludes that this is the largest problem facing businesses in the state.

     The increase in personal income in 1997 is estimated by Colorado economists in the range of 6.5% to 7.0%, and they forecast the same for 1998. In 1997, the Denver-Boulder metropolitan area's inflation rate, projected to be 3.4% to 3.5%, outpaced nationwide inflation of 2.4% to 2.7%. Colorado economists forecast the Denver-Boulder metropolitan area's inflation rate for 1998 at between 3.3% and 3.6%, as compared to an inflation rate forecast of between 2.4% and 3.2% for the nation. Retail sales increased by approximately 6.0% to 7.0% in 1997, down from the 1996 increase of between 6.7% and 7.4%. Colorado economists are forecasting an increase in retail sales in the range of 6.1% to 6.6% in 1998.

     Colorado's home-building industry showed strong growth from 1990 through 1996. Growth slowed in 1997 and forecasts for 1998 are mixed. Two forecasts predict that new housing permits will drop between 5.4% and 8.0% in 1998. Other economists predict a 3.7% increase in housing contracts and a 1.0% rise in the value of new home construction in 1998. Non-residential construction will continue to grow but not at the pace of 1996, when growth measured 23.4% to 34.2%. 1997 saw non-residential construction grow by 7.4% to 12.5%, and predictions for 1998 are in the range between 2.9% and 8.8%. One study predicts modest, steady growth for several years. Another economist notes that a substantial increase in military base construction (to $113.9 million in 1998) will offset a decrease in retail construction.

     Local economists concur that Colorado's economic expansion of the early 1990's is decelerating and that in 1998 the state will transition from a period of relative boom to a period of more normal growth. One possible danger sign is the growth of business failures in Colorado. Dun & Bradstreet reports that failures rose 51.5% in 1996, compared to a 1% rise nationwide. (Colorado National Bank's 1998 Economic Forecast) Colorado is sensitive to the national business cycle and Colorado's growth may be far lower than forecast to the extent it is affected by that cycle.

Special Factors Affecting the Georgia Municipal Series

     Since 1973 the long-term debt obligations of the State of Georgia have been issued in the form of general obligation debt. Prior to 1973 all of the State's long-term obligations were issued by ten separate State authorities and secured by lease rental agreements between the authorities and various State departments and agencies. Currently, Moody's rates Georgia general obligation bonds Aaa; S&P rates such bonds AAA and Fitch rates such bonds AAA. There can be no assurance that the economic and political conditions on which these ratings are based will continue or that particular obligation issues may not be adversely affected by changes in economic, political or other conditions that do not affect the above ratings.

     In addition to general obligation debt, the Georgia Constitution permits the issuance by the State of certain guaranteed revenue debt. The State may incur guaranteed revenue debt by guaranteeing the payment of certain revenue obligations issued by an instrumentality of the State. The Georgia Constitution prohibits the incurring of any general obligation debt or guaranteed revenue debt if the highest aggregate annual debt service requirement for the then current year or any subsequent fiscal year for outstanding general obligation debt and guaranteed revenue debt, including the proposed debt, and the highest aggregate annual payments for the then current year or any subsequent fiscal year of the State under all contracts then in force to which the provisions of the second paragraph of Article IX, Section VI, Paragraph I(a) of the Georgia Constitution of 1976 (supplanted by the Constitution of 1983) are applicable, exceed 10% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which any such debt is to be incurred. As of August 1997, the State's highest total annual commitment in any current or subsequent fiscal year equaled 5.39% of fiscal year 1997 estimated receipts.

     The Georgia Constitution also permits the State to incur public debt to supply a temporary deficit in the state treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt must not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the state treasury in the fiscal year immediately preceding the year in which such debt is incurred. The debt incurred must be repaid on or before the last day of the fiscal year in which it is to be incurred out of the taxes levied for that fiscal year. No such debt may be incurred in any fiscal year if there is then outstanding unpaid debt from any previous fiscal year which was incurred to supply a temporary deficit in the state treasury. No such short-term debt has been incurred under this provision since the inception of the constitutional authority referred to in this paragraph.

     The obligations held from time-to-time in the Georgia Series will, under present law, have a very high likelihood of having been validated and confirmed in a judicial proceeding prior to issuance. The legal effect of a validation in Georgia is to render incontestable the validity of the pertinent obligations and the security therefor. Certain obligations of certain governmental entities in the State are not required to be validated and confirmed; however, the percentage of such non-validated obligations would be very low in relation to all outstanding municipal obligations issued within the State.

     The State operates on a fiscal year beginning July 1 and ending June 30. For example, "fiscal 1997" refers to the year ended June 30, 1997.

     Based on data issued by the State of Georgia for the fiscal year 1997, income tax receipts and sales tax receipts of the State for fiscal year 1997 comprised approximately 46.0% and 36.4%, respectively of the State tax receipts. Further, such data shows that total State Treasury Receipts for fiscal 1997 ($11,905,916,973) increased by approximately 6.6% over such State Treasury Receipts in fiscal 1996. As of August 1997, the State estimates Tax Receipts for 1998 at $11,777,598,880.

     The average annual unemployment rate of the civilian labor force in the State for May 1997 was 4.4% according to preliminary data provided by the Georgia Department of Labor. The Metropolitan Atlanta area, which is the largest employment center in the area comprised of Georgia and its five bordering states and which accounts for approximately 42% of the State's population, has for some time enjoyed a lower rate of unemployment than the State considered as a whole. In descending order, services, wholesale and retail trade, manufacturing, government and transportation comprise the largest sources of employment within the State.

     Many factors affect and could have an adverse impact on the financial condition of the State and other issuers of long-term debt obligations which may be held in the Georgia Series, including national, social, environmental, economic and political policies and conditions, many of which are not within the control of the State or such issuers. It is not possible to predict whether or to what extent those factors may affect the State and other issuers of long-term debt obligations which may be held in the portfolio of the Georgia Series and the impact thereof on the ability of such issuers to meet payment obligations.

     The sources of the information are the official statements of issuers located in Georgia, other publicly available documents and oral statements from various Federal and State agencies.

Special Factors Affecting the Louisiana Municipal Series

     Under Louisiana law, certain bonds and obligations constitute general obligations of the State of Louisiana or are backed by the full faith and credit of the State of Louisiana, and certain bonds and obligations do not or are not. The Louisiana Municipal Series invests in both types of obligations.

     The Bond Security and Redemption Fund of the State of Louisiana secures all general obligation bonds of the State of Louisiana issued pursuant to Article VII, Sections 6(A) and 6(B) of the constitution of Louisiana and those bonds issued by State agencies or instrumentalities which are backed by the State's full faith and credit, pari passu. With certain exceptions, all money deposited in the State Treasury is credited to the Bond Security and Redemption Fund. In each fiscal year, an amount sufficient to pay all of the State's current obligations which are secured by its full faith and credit is allocated from the Bond Security and Redemption Fund. After such allocation, with certain exceptions, any money remaining in the Bond Security and Redemption Fund is credited to the State General Fund.

     Any bonds issued by the State of Louisiana other than general obligation bonds, or any bonds issued by the State of Louisiana or any other issuer that are not backed by the full faith and credit of the State of Louisiana are not entitled to the benefits of the Bond Security and Redemption Fund.

     The legislature has limited its ability to authorize certain debt and the State Bond Commission's ability to issue certain bonds. The legislature may not authorize general obligation bonds or other general obligations secured by the full faith and credit of the State if the amount of authorized but unissued debt plus the amount of outstanding debt exceeds twice the average annual revenues of the Bond Security and Redemption Fund for the last three fiscal years completed prior to such authorization. This debt limitation is not applicable to or shall not include the authorization of refunding bonds secured by the full faith and credit of the State, to authorized or outstanding bond anticipation notes, or to the issuance of revenue anticipation notes. Bond anticipation notes are issued in anticipation of the sale of duly authorized bonds or to fund capital improvements. The State Bond Commission may not issue general obligation bonds or other general obligations secured by the full faith and credit of the State at any time when the highest annual debt service requirement for the current or any subsequent fiscal years for such debt, including the debt service on such bonds or other obligations then proposed to be sold by the State Bond Commission, exceeds 10% of the average annual revenues of the Bond Security and Redemption Fund for the last three fiscal years completed prior to such issuance. This debt limitation is not applicable to the issuance or sale by the State Bond Commission of refunding bonds secured by the full faith and credit of the State of Louisiana or to bond anticipation notes.

     A new limitation on State borrowing has been established as a result of a constitutional amendment passed by the voters of Louisiana in October 1993. As a result of the amendment, the State Bond Commission may not approve the issuance of general obligation bonds secured by the full faith and credit of the State, or bonds secured by self-support revenues which in the first instance may not be sufficient to pay debt service and will then draw on the full faith and credit of the State, if the debt service requirement exceeds a specified percent of the estimate of money to be received by the State general fund and dedicated funds for each respective fiscal year as contained in the official forecast adopted by the Revenue Estimating Conference at its first meeting at the beginning of each fiscal year. The percentages are set on a graduated scale, beginning with 13.1% for the 1993-1994 fiscal year and descending to 6.0% for the 2003-2004 fiscal year and thereafter. The intent of the amendment is to reduce State borrowing over time so that there is some limit put on the debt service portion of the State budget.

     The State Bond Commission may also issue and sell revenue anticipation notes to avoid temporary cash flow deficits. These notes are payable from anticipated cash, as reflected in the most recent official forecast of the Revenue Estimating Conference. Unless issued in accordance with the provisions of Article VIII, Section 6(A) of the State Constitution, the notes do not constitute a full faith and credit obligation of the State.

     The foregoing limitations on indebtedness imposed upon the legislature and the State Bond Commission do not apply to obligations that are not general obligations of the State of Louisiana or that are not backed by the full faith and credit of the State of Louisiana.

     Although the manner in which the Bond Security and Redemption Fund operates is intended to adequately fund all obligations that are general obligations of the State, or that are secured by the full faith and credit of the State, there can be no assurance that particular bond issues will not be adversely affected by expected budget gaps.

     Since 1993, the State of Louisiana has experienced recurring budget surpluses which have been applied to the reduction of outstanding debts. These surplus funds, under current laws, are used to retire existing debt. The Louisiana Commissioner of Administration has announced an estimated surplus for the 1996-97 fiscal year of between $80 and $300 million. This would be the fifth consecutive year of budget surplus.

     A statewide referendum on the continued legality of video poker, riverboat gambling, and land based gaming resulted in a continuation of all three forms of gaming near the major urban areas of Louisiana (Shreveport, Lake Charles, Baton Rouge, New Orleans, as well as Indian casino gaming near Lafayette). The Harrah's Casino in New Orleans continued to be in a Chapter 11 bankruptcy which could be resolved by a resumption of construction and the payment of $100 million per year to the State of Louisiana or by the liquidation of its assets by the bankruptcy court.

     The continuation of general fund surpluses does not assure the revenues for bonds not entitled to the full faith and credit of the State and that, therefore, are not secured by the Bond Security and Redemption Fund. Examples of these bonds include general obligation parish bond issues, revenue bonds issued by the State of Louisiana or a parish or other political subdivision or agency, and industrial development bonds. Revenue bonds are payable only from revenues derived from a specific facility or revenue source. Industrial development bonds are generally secured solely by the revenues served from payments made by the industrial users. With respect to bonds issued by local political subdivisions or agencies, because the 64 parishes within the State of Louisiana are subject to their own revenue and expenditure problems, current and long-term adverse developments affecting their revenue sources and their general economy may have a detrimental impact on such bonds. Similarly, adverse developments affecting Louisiana's state and local economy could have a detrimental impact on revenue bonds and industrial development bonds.

     Louisiana gained 24,700 jobs from October 1996 to October 1997. The 1.34% rate of job growth produced a decline in the statewide unemployment rate to 5.7%. The continued growth of the Louisiana economy, as well as the growth of tax collections due to offshore oil exploration and gaming revenues, allowed the State, effective July 1, 1997, to repeal one penny of the four penny temporary sales taxes originally enacted in 1986. Even with this reduction in the sales tax rate, a budgetary surplus still appears very possible.

     The expansion of deep water offshore oil exploration activity has led to shortages of skilled labor for the petrochemical services, shipbuilding, oil rig construction, and boat repair yard industries throughout south Louisiana. Layoffs by garment makers and employment downsizing caused by acquisitions of major firms headquartered in Louisiana are offsetting some of the job gains caused by the petrochemical expansion.


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Compared to the 4.7% national unemployment rate, there is still sufficient unemployed labor force in Louisiana to allow for continued orderly growth in employment.

Special Factors Affecting the Maryland Municipal Series

     Some of the significant financial considerations relating to the investments of the Maryland Series are summarized below. This information is derived principally from official statements released on or before July 30, 1997, relating to issues of State of Maryland general obligations and does not purport to be a complete description.

     The State's total expenditures for the fiscal years ending June 30, 1994, June 30, 1995 and June 30, 1996 were $12.351 billion, $13.528 billion and $14.169 billion, respectively. As of July 30, 1997, it was estimated that total expenditures for fiscal year 1997 would be $15.221 billion. The State's General Fund, the Fund from which all general costs of state government are paid and to which taxes and other revenues not specifically directed by law to be deposited in separate funds are recorded and which represents approximately 50%-55% of each year's total budget, had an unreserved surplus on a budgetary basis of $60 million in fiscal year 1994, an unreserved surplus of $133 million in fiscal year 1995 and an unreserved surplus of $13.1 million (of which $3.1 million was designated for fiscal 1997 operations) in fiscal year 1996. As of July 30, 1997, the unreserved surplus in fiscal year 1997 was estimated to be $144.5 million. The State Constitution mandates a balanced budget.

     In April 1997, the General Assembly approved the $15.438 billion 1998 fiscal year budget (the "1998 Budget"). The 1998 Budget includes $3.1 billion in aid to local governments (reflecting a $200 million increase over fiscal 1997) and incorporates the first year of a five-year phase-in of a 10% reduction in personal income taxes estimated to reduce revenues by $450 million when fully phased in. Based on the 1998 Budget, as of July 30, 1997, the State estimated that the general fund surplus on a budgetary basis at June 30, 1998 will be approximately $27.9 million. The State also maintains a Revenue Stabilization Account in its Reserve Fund to retain State revenues for future needs and to reduce the need for future tax increases. As of July 30, 1997, the State estimated that the balance in the Revenue Stabilization Account would be approximately $554 million at June 30, 1998.

     The public indebtedness of Maryland and its instrumentalities is divided into three basic types. The State issues general obligation bonds for capital improvements and for various State-sponsored projects. The Department of Transportation of Maryland issues limited, special obligation bonds for transportation purposes payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations payable solely from specific non-tax enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance.

     According to recent available ratings, general obligation bonds of the State of Maryland are rated "Aaa" by Moody's and "AAA" by S&P, as are those of the largest county of the State, i.e., Montgomery County in the suburbs of Washington, D.C. General obligation bonds of Baltimore County, a separate political entity surrounding Baltimore City and the third largest county in the State, are also rated "Aaa" (provisional) by Moody's and "AAA" by S&P. General obligation bonds of Prince George's County, the second largest county, which is also in the suburbs of Washington, D.C., are rated "Aa3" by Moody's and "AA-" by S&P. The general obligation bonds of those other counties of the State with populations in excess of 100,000 that are rated by Moody's carry an "A" rating or better. Baltimore City's general obligation bonds are rated "A1" by Moody's and "A" by S&P. The Washington Suburban Sanitary District, a bi-county agency providing water and sewage services in Montgomery and Prince George's Counties, issues general obligation bonds rated "Aa1" by Moody's and "AA" by S&P.

     While the ratings and other factors mentioned above indicate that Maryland and its principal subdivisions and agencies, overall, are in satisfactory economic health, there can, of course, be no assurance that this will continue or that particular bond issues may not be adversely affected by changes in state or local economic or political conditions.


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Special Factors Affecting the Massachusetts Municipal Series

     The Commonwealth of Massachusetts and certain of its cities, towns, counties and other political subdivisions have at certain times in the past experienced serious financial difficulties which have adversely affected their credit standing. The recurrence of such financial difficulties could adversely affect the market values and marketability of, or result in default in payment on, outstanding obligations issued by the Commonwealth or its public authorities or municipalities. In addition, recent developments regarding the Massachusetts statutes which limit the taxing authority of certain Massachusetts governmental entities may impair the ability of the issuers of some Massachusetts Municipal Obligations to maintain debt service on their obligations.

     Total expenditures and other uses for fiscal 1992 totaled approximately $13.914 billion and total revenues and other sources totaled approximately $14.226 billion. Overall, the budgeted operating funds ended fiscal 1992 with an excess of revenues and other sources over expenditures and other uses of $312 million, and with positive fund balances of approximately $549 million. Total expenditures and other uses for fiscal 1993 totaled approximately $15.193 billion and total revenues and other sources totaled approximately $15.206 billion. Overall, the budgeted operating funds ended fiscal 1993 with an excess of revenues and other sources over expenditures and other uses of $13 million, and with positive fund balances of approximately $563 million. Total expenditures and other uses for fiscal 1994 totaled approximately $15.952 billion and total revenues and other sources totaled approximately $15.979 billion, resulting in an excess of revenues and other sources over expenditures and other uses of $27 million and in positive fund balances of approximately $589 million. Total expenditures and other uses for fiscal 1995 totaled approximately $16.794 billion and total revenues and other sources totaled approximately $16.931 billion. Overall, the budgeted operating funds ended fiscal 1995 with an excess of revenues and other sources over expenditures and other uses of $137 million, and with positive fund balances of approximately $726 million. Total expenditures and other uses for fiscal 1996 totaled approximately $17.925 billion and total revenues and other sources totaled approximately $18.371 billion. Overall, the budgeted operating funds ended fiscal 1996 with an excess of revenues and other sources over expenditures and other uses of $446 million, and with positive fund balances of approximately $1.172 billion. Total expenditures and other uses for fiscal 1997 totaled approximately $18.389 billion and total revenues and other sources totaled approximately $18.571 billion. The budgeted operating funds ended fiscal 1997 with an excess of revenues and other sources over expenditures and other uses of $182 million, and with positive fund balances (after the transfer of approximately $161 million to capital improvements) of approximately $1.194 billion.

     The fiscal 1998 budget is based on estimated total revenues and other sources of approximately $18.691 billion. Total expenditures and other uses for fiscal 1998 are currently estimated at approximately $18.915. The fiscal 1998 budget proposes that the $224 million difference between estimated revenues and other sources and expenditures and other uses be provided for by application of the beginning fund balances for fiscal 1998, to produce estimated ending fund balances for fiscal 1998 of approximately $970 million. The fiscal 1998 budget is based upon numerous spending and revenue estimates, the achievement of which cannot be assured.

     In Massachusetts, the tax on personal property and real estate is the principal source of tax revenues available to cities and towns to meet local costs. "Proposition 2 1/2", an initiative petition adopted by the voters of the Commonwealth of Massachusetts on November 4, 1980, limits the power of Massachusetts cities and towns and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of debt service. Proposition 2 1/2 required those cities and towns with property tax levies in excess of 2 1/2% of the full and fair cash value of their taxable real estate and personal property to reduce their levies to the 2 1/2% level. It also limited each year's increase in the tax levy for all cities and towns to 2 1/2% of the prior year's maximum levy, with an exception for certain property added to the tax rolls and for certain substantial valuation increases other than as part of a general reevaluation.


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     The reductions in local revenues and anticipated reductions in local personnel and services resulting from Proposition 2 1/2 created strong demand for substantial increases in state funded local aid, which increased significantly in fiscal years 1982 through 1989. The effect of this increase in local aid was to shift a major part of the impact of Proposition 2 1/2 to the Commonwealth. Because of decreased Commonwealth revenues, local aid declined significantly in fiscal 1990, 1991 and 1992. Local aid increased somewhat in fiscal 1993, fiscal 1994, fiscal 1995, fiscal 1996 and fiscal 1997 and is expected to increase again in fiscal 1998.

     Limitations on state tax revenues have been established by legislation approved by the Governor on October 23, 1986 and by an initiative petition approved by the voters on November 4, 1986. The two measures are inconsistent in several respects, including the methods of calculating the limits and the exclusions from the limits. The initiative petition, unlike its legislative counterpart, contains no exclusion for debt service on Commonwealth bonds and notes. Under both measures, excess revenues are returned to taxpayers in the form of lower taxes. It is not yet clear how differences between the two measures will be resolved. State tax revenues in fiscal 1987 did exceed the tax limit imposed by the initiative petition by an estimated $29.2 million. This amount was returned to the taxpayers in the form of a tax credit against calendar year 1987 personal income tax liability pursuant to the provisions of the initiative petition. State tax revenues since fiscal 1988, have not exceeded the limit imposed by either the initiative petition or the legislative enactment.

     The Commonwealth maintains financial information on a budgetary basis. Since fiscal year 1986, the Comptroller also has prepared annual financial statements in accordance with generally accepted accounting principles (GAAP) as defined by the Government Accounting Standards Board. GAAP basis financial statements indicate that the Commonwealth ended fiscal 1992, 1993 and 1994 with fund deficits of approximately $397.4 million, $184.1 million and $72 million, respectively. GAAP basis financial statements for fiscal 1995 indicate that the Commonwealth ended such year with a fund equity of $287.4 million. GAAP basis financial statements for fiscal 1996 indicate that the Commonwealth ended such year with a fund equity of $709.2 million.

Special Factors Affecting the Michigan Municipal Series

     The principal sectors of Michigan's diversified economy are manufacturing of durable goods (including automobiles and components and office equipment), tourism and agriculture. As reflected in historical employment figures, the State's economy has lessened its dependence upon durable goods manufacturing; however, such manufacturing continues to be an important part of the State's economy. These particular industries are highly cyclical and in the period 1995-96 operated at somewhat less than full capacity but at higher levels than in the immediate prior years. The cyclical nature of these industries and the Michigan economy can adversely affect the revenue streams of the State and its political subdivisions because it may adversely impact tax sources, particularly sales taxes, income taxes and single business taxes.

     The Michigan State General Fund balances for the 1989-90 and 1990-91 fiscal years were negative $310 million and $169.4 million, respectively. This negative balance had been eliminated as of the end of fiscal year 1991-92, which ended September 30, 1992. General Fund surplus at the end of fiscal years 1992-93 through 1995-96 was transferred, as required by statute, to the Counter-Cyclical Budget and Economic Stabilization Fund ("BSF"). A General Fund surplus for fiscal year 1996-97, which ended September 30, 1997, is expected to result in a preliminary unreserved BSF balance at September 30, 1997 of $1.1754 billion. The State's Annual Financial report for fiscal years ending September 30 is generally available at the end of March of the following year.

     Beginning in 1993, the Michigan Legislature enacted several statutes which significantly affect Michigan property taxes and the financing of primary and secondary school operations. The property tax and school finance reform measures included a ballot proposal ("Proposal A") and constitutional amendment which was approved by voters on March 15, 1994. Under Proposal A as approved, the State


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


sales and use tax rates were increased from 4% to 6%, the State income tax and cigarette tax were increased, the Single Business Tax imposed on business activity within the state was decreased and, beginning in 1994, a State property tax of 6 mills is now imposed on all real and personal property currently subject to the general property tax. Proposal A contains additional provisions regarding the ability of local school districts to levy supplemental property taxes for operating purposes as well as a limit on assessment increased for each parcel of property, beginning in 1995 to the lesser of 5% or the rate of inflation.

     Under Proposal A, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund. Proposal A shifts significant portions of the cost of local school operations from local school districts to the State and raises additional State revenues to fund these additional State expenses. These additional revenues will be included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future.

     In July, 1997, the Michigan Supreme Court issued a decision in cases filed by many of Michigan's local school districts against the State regarding the manner in which the State disburses funds to school districts for special education and special education transportation, bilingual education, driver education and school lunch programs, including a case captioned Donald Durant, et al. v. State of Michigan. The court held that money damages estimated at $212 million are owed to 84 school districts and legislation has been proposed to pay that amount from the BSF. Approximately 400 other local school districts have asserted claims similar to Durant against the State. It is not known at this time what action will be taken concerning those claims.

     Currently, the State's general obligation bonds are rated Aa by Moody's and AA by S&P. Moody's upgraded its rating from A1 to Aa in July 1995. To the extent that the portfolio of Michigan obligations is comprised of revenue or general obligations of local governments or authorities, rather than general obligations of the State of Michigan, ratings on such Michigan obligations will be different from those given to the State of Michigan and their value may be independently affected by economic matters not directly impacting the State.

Special Factors Affecting the Minnesota Municipal Series

     The information set forth below is derived from official statements prepared in connection with the issuance of obligations of the State of Minnesota and other sources that are generally available to investors. The information is provided as general information intended to give a recent historical description and is not intended to indicate further or continuing trends in the financial or other positions of the State of Minnesota. Such information constitutes only a brief summary, relates primarily to the State of Minnesota, does not purport to include details relating to all potential issuers within the State of Minnesota whose securities may be purchased by the Minnesota Municipal Series, and does not purport to be a complete description.

     The State of Minnesota has experienced certain budgeting and financial problems since 1980.

     In February 1992 the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1993, at negative $569 million. The balance at June 30, 1995, was projected at negative $1.75 billion.

     The 1992 Legislature reduced expenditures by $262 million for the biennium ending June 30, 1993, enacted revenue measures expected to increase revenue by $149 million, and reduced the budget reserve by $160 million to $240 million.

     After the Legislature adjourned in April 1992, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1993, at $2.4 million, and projected the balance at June 30, 1995, at negative $837 million. A November 1992 forecast estimated the balance at June 30, 1993, at positive $217 million and projected the balance at June 30, 1995, at negative $769 million.


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


     A March 1993 forecast projected an Accounting General Fund balance at June 30, 1995, at negative $163 million out of a budget for the biennium of approximately $16.7 billion, and estimated a balance at June 30, 1997, at negative $1.6 billion out of a budget of approximately $18.7 billion.

     The 1993 Legislature authorized $16.519 billion in spending for the 1993-1995 biennium, an increase of 13.0 percent from 1991-1993 expenditures. Resources for the 1993-1995 biennium were projected to be $16.895 billion, including $657 million carried forward from the previous biennium. The $16.238 billion in projected non-dedicated and dedicated revenues was 10.3 percent greater than in the previous biennium and included $175 million from revenue measures enacted by the 1993 Legislature. The Legislature increased the health care provider tax to raise $79 million, transferred $39 million into the Accounting General Fund and improved collection of accounts receivable to generate $41 million.

     After the Legislature adjourned in May 1993, the Commissioner of Finance estimated that at June 30, 1995, the Accounting General Fund balance would be $16 million and the budget reserve, as approved by the 1993 Legislature, would be $360 million. The Accounting General Fund balance at June 30, 1993 was $463 million.

     The Commissioner of Finance, in a November 1993 forecast, estimated the Accounting General Fund balance at June 30, 1995, at $430 million, due to projected increases in revenues and reductions in expenditures, and the balance at June 30, 1997, at $389 million. The Commissioner recommended that the budget reserve be increased to $500 million. He estimated that if current laws and policies continued unchanged, revenue would grow 7.7 percent and expenditures
6.0 percent in the 1995-1997 biennium.

     A March 1994 forecast projected an Accounting General Fund balance at June 30, 1995, at $623 million, principally due to a projected $235 million increase in revenues to $16.6 billion for the biennium. The balance at June 30, 1997, was estimated to be $247 million.

     The 1994 Legislature provided for a $500 million budget reserve; appropriated to school districts $172 million to allow the districts, for purposes of state aid calculations, to reduce the portion of property tax collections that the school districts must recognize in the fiscal year during which they receive the property taxes; increased expenditures $184 million; and increased expected revenues $4 million.

     Of the $184 million in increased expenditures, criminal justice initiatives totaled $45 million, elementary and higher education $31 million, environment and flood relief $18 million, property tax relief $55 million, and transit $11 million. A six-year strategic capital budget plan was adopted with $450 million in projects financed by bonds supported by the Accounting General Fund. Other expenditure increases totaled $16.5 million.

     Included in the expected revenue increase of $4 million were conformity with federal tax changes to increase revenues $27.5 million, a sales tax phasedown on replacement capital equipment and miscellaneous sales tax exemptions decreasing revenues $17.3 million, and other measures decreasing revenues $6.2 million.

     After the Legislature adjourned in May 1994, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1995, at $130 million.

     The Commissioner of Finance, in a November 1994 forecast, estimated the Accounting General Fund balance at June 30, 1995, at $268 million, due to projected increases in revenues and decreases in expenditures, and the balance at June 30, 1997, at $190 million.

     A February 1995 forecast projected an Accounting General Fund balance at June 30, 1995, at $383 million, due to a $93.5 million increase in projected revenues and a $21.0 million decrease in expenditures. The balance at June 30, 1997, was projected at $250 million.

     The 1995 Legislature authorized $18.220 billion in spending for the 1995-1997 biennium, an increase of $1.395 billion, or 8.3 percent, from 1993-1995 expenditures. Resources for the 1995-1997 biennium were projected to be $18.774 billion, including $921 million carried forward from the previous biennium.

     The Legislature authorized 7.1 percent more spending for elementary and secondary education in the 1995-1997 biennium than in 1993-1995, 0.9 percent more in local government aids, 14.2 percent more for health and human services,
2.3 percent more for higher education, and 25.1 percent more for corrections. The Legislature set the budget reserve at $350 million and established a supplementary reserve of $204 million in view of predicted federal cutbacks.

     After the Legislature adjourned in May 1995, the Commissioner of Finance estimated that at June 30, 1997, the Accounting General Fund balance would be zero. The Accounting General Fund Balance at June 30, 1995, was $481 million.

     The Commissioner of Finance, in a November 1995 forecast, estimated the Accounting General Fund balance at June 30, 1997, at $824 million, due to a $490 million increase in revenues from those projected in May 1995, a $199 million reduction in projected expenditures, and a $135 million increase in the amount carried forward from the 1993-1995 biennium. An improved national economic outlook increased projected net sales tax revenue $257 million and reduced projected human services expenditures $231 million. The Commissioner estimated the Accounting General Fund balance at June 30, 1999, at negative $28 million.

     Only $15 million of the $824 million projected 1995-1997 surplus was available for spending. The statutes require that an additional $15 million be placed in the supplementary budget reserve, and an additional $794 million must be appropriated to school districts to allow the districts, for purposes of state aid calculations, to eliminate the 48 percent of property tax collections that the school districts must recognize in the fiscal year during which they receive the property taxes.

     A February 1996 forecast projected an Accounting General Fund balance at June 30, 1997, at $873 million, due to a $104 million increase in projected revenues, a $19 million increase in expenditures, and a $36 million reduction in the June 30, 1995, ending balance. The amount available for spending increased from $15 million to $64 million.

     In February 1996, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1999, at $54 million.

     The 1996 Legislature reduced the State of Minnesota's commitment to eliminate the so-called school recognition shift. The 1995 Legislature had voted to allow school districts, for purposes of state aid calculations, to eliminate the 48 percent of property tax collections that the school districts must recognize in the fiscal year during which they receive the property taxes. The 1996 Legislature raised the percentage for the 1995-1997 biennium from zero to 7 percent, saving the State $116 million.

     The 1996 Legislature increased expenditures $130 million, including $37 million for elementary education and youth development; $14 million for higher education; $17 million for health systems and human services reforms; $16 million for public safety and criminal justice; and 36 million for transportation, environment and technology. The Legislature also approved $614 million in capital projects to be funded by general obligation bonds and appropriations and increased expected revenues $5 million.

     After the Legislature adjourned in April 1996, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1997, at $1 million. The Accounting General Fund balance at June 30, 1996, was $445 million.

     The Commissioner of Finance, in a November 1996 forecast, estimated the Accounting General Fund balance at June 30, 1997, at $793 million, due to a $646 million increase in revenues from those projected in April 1996, a $209 million reduction in expenditures, and $63 million in other changes. The longest period of national economic growth since World War II, through mid-1999, was forecast. Individual income taxes were forecast to be $427 million more than projected in April 1996, and sales taxes $81 million more. Of the $209 million reduction in forecast expenditures, $199 million were health and human services expenditures.

     Existing statutes require the first $114 million of the forecast balance to be dedicated to a new education aid reserve for use in the 1997-1999 biennium. Another $157 million must be used to increase from 85 to 90 percent the portion of state aid to school districts that is paid in the fiscal year during which the districts become entitled to the aid.

     In November 1996, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1999, at $1.4 billion.

     A February 1997 forecast projected an Accounting General Fund balance at June 30, 1997 at $866 million (after taking into account the $114 million and $157 million items referred to above), due to a $236 million increase in projected revenues and a $108 million decrease in expenditures. The balance at June 30, 1999 was projected at $1.7 billion.

     The 1997 Legislature, in a regular session and June and August special sessions, authorized $20.924 billion in spending for the 1997-1999 biennium, an increase of $2.231 billion, or 11.8 percent, from 1995-1997 expenditures. Resources for the 1997-1999 biennium were projected to be $21.946 billion, including $1.630 billion carried forward from the previous biennium.

     The Legislature authorized 14.8 percent more spending for elementary and secondary education spending in the 1997-1999 biennium than in 1995-1997, 17.6 percent more for health and human services, 12.5 percent more in local government aids, 10.7 percent more for higher education, and 0.3 percent more for all other expenditures. The Legislature set the General Fund budget reserve at $522 million. The cash flow account was set at $350 million, and a property tax reform reserve account of $46 million was created for future restructuring of the property tax system. Other reserves totaled $72 million.

     After the Legislature adjourned its second special session in August 1997, the Commissioner of Finance estimated that at June 30, 1999, the Accounting General Fund balance would be positive $32 million. The Accounting General Fund balance at June 30, 1997 was an estimated $861 million.

     The Commissioner of Finance, in a November 1997 forecast, estimated the Accounting General Fund balance at June 30, 1999, at $1.360 billion, $1.328 billion more than estimated after the 1997 legislature adjourned, due to a $729 million increase in projected revenues, a $256 million reduction in projected expenditures, $21 million increase in dedicated reserves, and a $364 million increase in the projected amount carried forward from the 1995-1997 biennium. Higher than anticipated individual income tax payments were the major source of $272 million in additional revenues in the first half of 1997, and human services savings were the principal source of $92 million in reduced expenditures. The Commissioner estimated the Accounting General Fund balance at June 30, 2001 at $1.284 billion.

     Only $453 million of the $1.360 billion projected 1997-1999 surplus was available for spending. The statutes allocate the first $81 million of the forecast balance to fund K-12 education tax credits and deductions enacted in 1997. Sixty percent of the remainder plus interest, $826 million, is added to a property tax reform account.

     The State of Minnesota has no obligation to pay any bonds of its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities. The creditworthiness of local general obligation bonds is dependent upon the financial condition of the local government issuer, and the creditworthiness of revenue bonds is dependent upon the availability of particular designated revenue sources or the financial conditions of the underlying obligors. Although most of the bonds owned by the

Minnesota Municipal Series are expected to be obligations other than general obligations of the State of Minnesota itself, there can be no assurance that the same factors that adversely affect the economy of the State generally will not also affect adversely the market value or marketability of such other obligations, or the ability of the obligors to pay the principal of or interest on such obligations.

     At the local level, the property tax base has recovered after its growth was slowed in many communities in the early 1990's by over capacity in certain segments of the commercial real estate market. Local finances are also affected by the amount of state aid that is made available. Further, various of the issuers within the State of Minnesota, as well as the State of Minnesota itself, whose securities may be purchased by the Minnesota Municipal Series, may now or in the future be subject to lawsuits involving material amounts. It is impossible to predict the outcome of these lawsuits. Any losses with respect to these lawsuits may have an adverse impact on the ability of these issuers to meet their obligations.

     Legislation enacted in 1995 provides that it is the intent of the Minnesota legislature that interest income on obligations of Minnesota governmental units, and exempt-interest dividends that are derived from interest income on such obligations, be included in the net income of individuals, estates, and trusts for Minnesota income tax purposes if it is judicially determined that the exemption by Minnesota of such interest or such exempt interest dividends unlawfully discriminates against interstate commerce because interest income on obligations of governmental issuers located in other states, or exempt-interest dividends derived from such obligations, is so included. This provision applies to taxable years that begin during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and other remedies apply for previous taxable years. The United States Supreme Court in 1995 denied certiorari in a case in which an Ohio state court upheld an exemption for interest income on obligations of Ohio governmental issuers, even though interest income on obligations of non-Ohio governmental issuers was subject to tax. In 1997, the United States Supreme Court denied certiorari in a subsequent case from Ohio, involving the same taxpayer and the same issue, in which the Ohio Supreme Court refused to reconsider the merits of the case on the ground that the previous final state court judgment barred any claim arising out of the transaction that was the subject of the previous action. It cannot be predicted whether a similar case will be brought in Minnesota or elsewhere, or what the outcome of such case would be. Should an adverse decision be rendered, the value of the securities purchased by the Minnesota Municipal Series might be adversely affected, and the value of the shares of the Minnesota Municipal Series might also be adversely affected.

     The State's bond ratings in July 1997 were Aaa by Moody's and AAA by S&P. Economic difficulties and the resultant impact on State and local government finances may adversely affect the market value of obligations in the portfolio of the Minnesota Municipal Series or the ability of respective obligors to make timely payment of the principal and interest on such obligations.

Special Factors Affecting the Missouri Municipal Series

     Industry and Employment. While Missouri has a diverse economy with a distribution of earnings and employment among manufacturing, trade and service sectors closely approximating the average national distribution, the national economic recession of the early 1980's had a disproportionately adverse impact on the economy of Missouri. During the 1970's, Missouri characteristically had a pattern of unemployment levels well below the national averages. However, since the 1980 to 1983 recession periods Missouri unemployment levels generally approximated or slightly exceeded the national average. A return to a pattern of high unemployment could adversely affect the Missouri debt obligations acquired by the Fund and, consequently, the value of the shares in the Fund.

     The Missouri portions of the St. Louis and Kansas City metropolitan areas contain approximately 1,945,813 and 1,016,475 residents, respectively, constituting over fifty percent of Missouri's 1995 population census of approximately 5,339,041. St. Louis is an important site for banking and manufacturing activity, as well as a distribution and transportation center, with nine Fortune 500 industrial companies (as well as other major educational, financial, insurance, retail, wholesale and


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transportation companies and institutions) headquartered there. Kansas City is a major agribusiness center and an important center for finance and industry. Economic reversals in either of these two areas would have a major impact on the overall economic condition of the State of Missouri. Additionally, the State of Missouri has a significant agricultural sector which is experiencing farm-related problems comparable to those which are occurring in other states.
To the extent that these problems were to intensify, there could possibly be an adverse impact on the overall economic condition of the State of Missouri.

     Defense related business plays an important role in Missouri's economy. There are a large number of civilians employed at the various military installations and training bases in the State and recent action of the Defense Base Closure and Realignment Commission will result in the loss of a substantial number of civilian jobs in the St. Louis Metropolitan area. Further, aircraft and related businesses in Missouri are the recipients of substantial annual dollar volumes of defense contract awards. The contractor receiving the second largest dollar volume of defense contracts in the United States in 1995 was McDonnell Douglas Corporation. McDonnell Douglas Corporation is the State's largest employer, currently employing approximately 20,000 employees in Missouri. Recent changes in the levels of military appropriations and the cancellation of the A-12 program have affected McDonnell Douglas Corporation in Missouri and over the last four years it has reduced its Missouri work force by approximately 30%. There can be no assurances there will not be further changes in the levels of military appropriations, and, to the extent that further changes in military appropriations are enacted by the United States Congress, Missouri could be disproportionately affected. On August 1, 1997, McDonnell Douglas Corporation became a wholly-owned subsidiary of The Boeing Company. It is impossible to determine what effect, if any, this acquisition will have on the operations of McDonnell Douglas Corporation. However, any shift or loss of production operations now conducted in Missouri would have a negative impact on the economy of the state and particularly on the economy of the St. Louis metropolitan area.

     Desegregation lawsuits in St. Louis and Kansas City continue to require significant levels of state funding and are sources of uncertainty; litigation continues on many issues, court orders are unpredictable, and school district spending patterns have proven difficult to predict. A recent Supreme Court decision favorable to the State may decrease the level of State funding required in the future, but the impact of this decision is uncertain. The State paid $282 million for desegregation costs in fiscal 1994, $315 million for fiscal 1995 and $274 million in fiscal 1996. This expense accounts for close to 7% of total state General Revenue Fund spending in fiscal 1994 and 1995 and close to 5% in fiscal 1996.

     Revenue and Limitations Thereon. Article X, Sections 16-24 of the Constitution of Missouri (the "Hancock Amendment"), imposes limitations on the amount of State taxes which may be imposed by the General Assembly of Missouri (the "General Assembly") as well as on the amount of local taxes, licenses and fees (including taxes, licenses and fees used to meet debt service commitments on debt obligations) which may be imposed by local governmental units (such as cities, countries, school districts, fire protection districts and other similar bodies) in the State of Missouri in any fiscal year.

     The State limit on taxes is tied to total State revenues for fiscal year 1980-81, as defined in the Hancock Amendment, adjusted annually in accordance with the formula set forth in the amendment, which adjusts the limit based on increases in the average personal income of Missouri for certain designated periods. The details of the amendment are complex and clarification from subsequent legislation and further judicial decisions may be necessary. Generally, if the total State revenues exceed the State revenue limit imposed by
Section 18 of Article X by more than one percent, the State is required to refund the excess. The State revenue limitation imposed by the Hancock Amendment does not apply to taxes imposed for the payment of principal and interest on bonds, approved by the voters and authorized by the Missouri Constitution. The revenue limit also can be exceeded by a constitutional amendment authorizing new or increased taxes or revenues adopted by the voters of the State of Missouri.

     The Hancock Amendment also limits new taxes, licenses and fees and increases in taxes, licenses and fees by local governmental units in Missouri. It prohibits counties and other political subdivisions


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(essentially all local governmental units) from levying new taxes, licenses and fees or increasing the current levy of an existing tax, license or fee without the approval of the required majority of the qualified voters of that county or other political subdivision voting thereon.

     When a local governmental unit's tax base with respect to certain fees or taxes is broadened, the Hancock Amendment requires the tax levy or fees to be reduced to yield the same estimated gross revenue as on the prior base. It also effectively limits any percentage increase in property tax revenues to the percentage increase in the general price level (plus the value of new construction and improvements), even if the assessed valuation of property in the local governmental unit, excluding the value of new construction and improvements, increases at a rate exceeding the increase in the general price level.

Special Factors Affecting the New York Municipal Series

     The following information is a summary of special factors affecting the New York Municipal Series. It does not purport to be a complete description and is based on information from official statements relating to securities offerings of New York issuers and, with respect to information about credit ratings, from newspaper reports.

General

     New York (the "State") is among the most populous states in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location, air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. The State has a declining proportion of its workforce engaged in manufacturing and an increasing proportion engaged in service industries. This transition reflects a national trend.

     The State has historically been one of the wealthiest states in the nation. The State economy has grown more slowly than that of the nation as a whole, resulting in the gradual erosion of its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. New York City (the "City") has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

     Although industry and commerce are broadly spread across the State, particular activities are concentrated in the following areas: Westchester County -- headquarters for several major corporations; Buffalo -- diverse manufacturing base; Rochester --manufacture of photographic and optical equipment; Syracuse and Utica-Rome area -- production of machinery and transportation equipment; Albany-Troy-Schenectady -- government and education center and production of electrical products; Binghamton -- original site of the International Business Machines Corporation and continued concentration of employment in computer and other high technology manufacturing; and New York City -- headquarters for the nation's securities business and for a major portion of the nation's major commercial banks, diversified financial institutions and life insurance companies. In addition, the City houses the home offices of major radio and television broadcasting networks, many national magazines and a substantial portion of the nation's book publishers. The City also retains leadership in the design and manufacture of men's and women's apparel and is traditionally a tourist destination.

Economic Outlook

     The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal


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year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. The state financial plan is based upon forecasts of national and State economic activity. Economic forecasts have at times failed to predict precisely the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, federal financial and monetary policies, the availability of credit, the level of interest rates, and the condition of the world economy. All these could have an adverse effect on the State. There can be no assurance that the State's economy will not experience financial results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

     The national economy has resumed a more robust rate of growth after a "soft landing" in 1995, with approximately 14 million jobs added nationally since early 1992. The State economy has continued to expand, but growth remains somewhat slower than in the nation. Although the State has added approximately 300,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries. Government downsizing has also moderated these job gains.

     DOB forecasts that national economic growth will be quite strong in the first half of calendar 1997, but will moderate considerably as the year progresses. The overall growth rate of the national economy for calendar year 1997 is expected to be practically identical to the consensus forecast of a widely followed survey of national economic forecasters. Growth in real Gross Domestic Product for 1997 is projected to be 3.6 percent, with an anticipated decline in net exports and continued restraint in Federal spending more than offset by increases in consumption and investment. Inflation, as measured by the Consumer Price Index, is projected to remain subdued at about 2.6 percent due to improved productivity and foreign competition. Personal income and wages are projected to increase by 6.0 percent and 6.7 percent respectively.

     The State economic forecast projects steady growth continuing through the end of 1997. Personal income is projected to increase by 6.1 percent in 1997 and
4.5 percent in 1998, reflecting robust projected wage growth fueled in part by financial sector bonus payments. The forecast continues to project employment increases of 1.4 percent in 1997 and 1.0 percent in 1998.

     The forecast of the State's economy shows moderate expansion during the first half of calendar 1997 with the trend continuing through the year. Although industries that export goods and services are expected to continue to do well, growth is expected to be moderated by tight fiscal constraints on the health care and social services industries. On an average annual basis, employment growth in the State is expected to be up substantially from the 1996 rate. Personal income is expected to record moderate gains in 1997. Bonus payments in the securities industry are expected to increase further from last year's record level.

     The State has for many years had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, may have contributed to the decision of some businesses and individuals to relocate outside, or not locate within, the State.

     To stimulate the State's economic growth, the State has developed programs, including the provision of direct financial assistance, designed to assist businesses to expand existing operations located within the State and to attract new businesses to the State.

     In addition, the State has provided various tax incentives to encourage business relocation and expansion. These programs include direct tax abatements from local property taxes for new facilities


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(subject to locality approval) and investment tax credits that are applied against the State corporation franchise tax. Furthermore, legislation passed in 1986 authorizes the creation of up to 40 "economic development zones" in economically distressed regions of the State. Businesses in these zones are provided a variety of tax and other incentives to create jobs and make investments in the zones.

State Financial Plan

     The State Constitution requires the Governor to submit to the legislature a balanced executive budget which contains a complete plan of expenditures (the "State Financial Plan") for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. A final budget must be approved before the statutory deadline of April 1. The State Financial Plan is updated quarterly pursuant to law.

     The State's fiscal year, which commenced on April 1, 1997, and ends on March 31, 1998, is referred to herein as the State's 1997-98 fiscal year.

     The State's current fiscal year commenced on April 1, 1997, and ends on March 31, 1998, and is referred to herein as the State's 1997-98 fiscal year. The State's budget for the 1997-98 fiscal year was adopted by the Legislature on August 4, 1997, more than four months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including necessary appropriations for State-supported debt service. The State Financial Plan for the 1997-98 fiscal year was formulated on August 11, 1997 and is based on the State's budget as enacted by the Legislature, as well as actual results for the first quarter of the current fiscal year. The 1997-98 State Financial Plan is expected to be updated in October and January.

     The adopted 1997-98 budget projects an increase in General Fund disbursements of $1.7 billion or 5.2 percent over 1996-97 levels. The average annual growth rate over the last three fiscal years is approximately 1.2 percent. State Funds disbursements (excluding federal grants) are projected to increase by 5.4 percent from the 1996-97 fiscal year. All Governmental Funds projected disbursements increase by 7.0 percent over the 1996-97 fiscal year.

     The 1997-98 State Financial Plan is projected to be balanced on a cash basis. The Financial Plan projections include a reserve for future needs of $530 million. As compared to the Governor's Executive Budget as amended in February 1997, the State's adopted budget for 1997-98 increases General Fund spending by $1.7 billion, primarily from increases for local assistance ($1.3 billion). Resources used to fund these additional expenditures include increased revenues projected for the 1997-98 fiscal year, increased resources produced in the 1996-97 fiscal year that will be utilized in 1997-98, reestimates of social service, fringe benefit and other spending, and certain non-recurring resources. Total non-recurring resources included in the 1997-98 Financial Plan are projected by DOB to be $270 million, or 0.7 percent of total General Fund receipts.

     The 1997-98 adopted budget includes multi-year tax reductions, including a State funded property and local income tax reduction program, estate tax relief, utility gross receipts tax reductions, permanent reductions in the State sales tax on clothing, and elimination of assessments on medical providers. These reductions are intended to reduce the overall level of State and local taxes in New York and to improve the State's competitive position vis-a-vis other states. The various elements of the State and local tax and assessment reductions have little or no impact on the 1997-98 Financial Plan, and do not begin to materially affect the outyear projections until the State's 1999-2000 fiscal year. The adopted 1997-98 budget also makes significant investments in education, and proposes a new $2.4 billion general obligation bond proposal for school facilities to be submitted to the voters in November 1997.


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     The 1997-98 Financial Plan also includes: a projected General Fund reserve of $530 million; a projected balance of $332 million in the Tax Stabilization Reserve Fund; and a projected $65 million balance in the Contingency Reserve Fund.

     The projections do not include any subsequent actions that the Governor may take to exercise his line-item veto (or vetoing any companion legislation) before signing the 1997-98 budget appropriation bills into law. Under the Constitution, the Governor may veto any additions to the Executive Budget within 10 days after the submission of appropriation bills for his approval. If the Governor were to take such action, the resulting impact on the Financial Plan would be positive.

     The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. In addition, the State Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The Division of Budget believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable.

Government Funds

     The four governmental fund types that comprise the State Financial Plan are the General Fund, the Special Revenue Funds, the Capital Project Funds, and the Debt Service Funds.

General Fund Receipts

     Total General Fund receipts and transfers from other funds in the 1997-98 fiscal year are projected to be $35.09 billion, an increase of over $2 billion or roughly 6 percent from the $33.04 billion recorded in the 1996-97 fiscal year. This total includes $31.68 billion in tax receipts, $1.48 billion in miscellaneous receipts, and $1.94 billion in transfers from other funds. The projected $2 billion increase in receipts exaggerates the underlying year-to-year growth in State tax revenues. This increase is largely the result of actions undertaken by the State to utilize the $1.4 billion 1996-97 budget surplus reported by DOB to finance costs in the State's 1997-98 fiscal year. This transaction reduced reported receipts in the 1996-97 fiscal year and increased projected receipts in the State's 1997-98 fiscal year. Conversely, the incremental costs of tax reductions newly effective in 1997-98 and the impact of new earmarking statutes which divert receipts from the General Fund to other funds work to depress apparent growth below the underlying growth in the receipts base attributable to expansion of the State's economy. After adjusting for these actions, tax receipts are projected to grow by approximately 5 percent in 1997-98.

Disbursements

     General Fund disbursements and transfers to capital, debt service and other funds are projected at $34.60 billion, an increase of $1.7 billion (5 percent) from 1996-97 fiscal year levels. Over the last two years, spending growth for most State agencies and programs has been negative or flat, producing an overall decline in General Fund spending during that period. The 1997-98 adopted budget reflects negotiated increases for State employee salaries, increased transfers for debt service, and other mandated increases, as well as increased investments in school aid, higher education, mental health, and public protection.

     Grants to local governments are projected to total $23.63 billion in the 1997-98 State Financial Plan, an increase of $750 million (3.3 percent) from 1996-97 levels.

     General Fund payments for Medicaid are projected to be $5.42 billion, virtually unchanged from the level of $5.38 billion in 1996-97.


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     Remaining disbursements primarily support community-based mental hygiene programs, community and public health programs, local transportation programs, and revenue sharing payments to local governments.

     Disbursements for State operations are projected at $6.22 billion, an increase of $441 million or 7.6 percent over the 1996-97 fiscal year.

     Disbursements in this category, General State charges, are projected to total $2.18 billion in the 1997-98 State Financial Plan virtually unchanged from 1996-97 levels.

     Debt service paid from the General Fund for 1997-98 reflects only the $11 million interest cost of the State's commercial paper program. This is approximately the same level as last year, reflecting projections for stable interest rates for the balance of the fiscal year.

     Transfers to other funds for debt service are projected at $2.07 billion in 1997-98, an increase of $496 million.

     Transfers for capital projects are projected at $184 million for 1997-98, an increase of $46 million. The 1997-98 State Financial Plan also includes $299 million for subsidies or transfers to other State funds, a decrease of $30 million from last year's level.

Non-recurring Resources

     The Division of the Budget estimates that the 1997-98 State Financial Plan contains actions that provide non-recurring resources or savings totaling approximately $270 million. These include the use of $200 million in federal reimbursement funds available from retroactive social service claims approved by the federal government in April 1997. The balance is composed of various other actions, primarily the transfer of unused special revenue fund balances to the General Fund.

General Fund Balance

     The 1997-98 General Fund opening fund balance of $433 million includes $317 million on deposit in the Tax Stabilization Reserve Fund ("TSRF"), available for use in the event of an unanticipated General Fund deficit, $41 million on deposit in the Contingency Reserve Fund ("CRF") available for potential litigation costs against the State, and a $75 million balance in the Community Projects Fund. The projected closing fund balance in the General Fund of $927 million reflects a balance of $332 million in the TSRF, following an additional payment of $15 million at the end of the fiscal year, $65 million in the CRF, following a deposit of $24 million in 1997-98, and a reserve for future needs of $530 million.

Special Revenue Funds

     Projected Special Revenue Funds receipts total $28.22 billion, an increase of $2.51 billion (9.7 percent) over the prior year. Projected disbursements in this fund type total $28.45 billion, an increase of $2.43 billion (9.3 percent) over 1996-97 levels. Disbursements from federal funds, primarily the federal share of Medicaid and other social services programs, are projected to total $21.19 billion in the 1997-98 fiscal year. Remaining projected spending of $7.26 billion primarily reflects aid to SUNY supported by tuition and dormitory fees, education aid funded from lottery receipts, operating aid payments to the Metropolitan Transportation Authority funded from the proceeds of dedicated transportation taxes, and costs of a variety of self-supporting programs which deliver services financed by user fees.


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Capital Project Funds

     Total receipts in Capital Projects Funds are projected at $3.30 billion. Bond and note proceeds are expected to provide $605 million in other financing sources. Disbursements from this fund type are projected to be $3.70 billion, an increase of $154 million (4.3 percent) over prior-year levels. The Dedicated Highway and Bridge Trust Fund is the single largest dedicated fund, comprising an estimated $982 million (27 percent) of the activity in this fund type. Total spending for capital projects will be financed through a combination of sources: federal grants (29 percent), public authority bond proceeds (31 percent), general obligation bond proceeds (15 percent), and pay-as-you-go revenues (25 percent).

Debt Service Funds

     In the 1997-98 fiscal year, total disbursements in Debt Service Funds are projected at $3.17 billion, an increase of $641 million or 25.3 percent, most of which is explained by increases in the General Fund transfer as discussed earlier. The projected transfer from the General Fund of $2.07 billion is expected to finance 65 percent of these payments.

     The remaining payments are expected to be financed by pledged revenues, including $2.03 billion in taxes and $601 million in dedicated fees and other miscellaneous receipts. After required impoundment for debt service, $3.77 billion is expected to be transferred to the General Fund and other funds in support of State operations. The largest transfer-$1.86 billion-is made to the Special Revenue fund type in support of operations of the mental hygiene agencies. Another $1.47 billion in excess sales taxes is expected to be transferred to the General Fund, following payment of projected debt service on LGAC bonds.

Cash Flow

     The projected 1997-98 General Fund cash flow will not depend on either short-term spring borrowing or the issuance of LGAC bonds. The new-money bond issuance portion of the LGAC program was completed in 1995-96, and provisions prohibiting the State from returning to a reliance upon cash flow manipulation to balance its budget will remain in bond covenants until the LGAC bonds are retired.

     The 1997-98 cash flow projects substantially closing balances in each quarter of the fiscal year, with excesses in receipts over disbursements in every quarter of the fiscal year, and no monthly balance (prior to March) lower than $400 million. The closing fund balance is projected at $397 million. The cash flow projections assume continuation of legislation enacted in 1996-97 that permits the State to use balances in the Lottery Fund for cash flow purposes.

Outyear Projections of Receipts and Disbursements

     The State closed projected budget gaps of $5.0 billion, $3.9 billion, and
2.3 billion for the 1995-96 through 1997-98 fiscal years, respectively. The 1998-99 budget gap was projected at $1.68 billion (before the application of any assumed efficiencies) in the outyear projections submitted to the Legislature in February 1997. As a result of changes made in the adopted budget, the 1998-99 gap is now expected to be about the same or smaller than the amount previously projected, after application of the $530 million reserve for future needs. The expected gap is smaller than the three previous budget gaps closed by the State. The Governor has indicated that he will propose to close any potential imbalance primarily through General Fund expenditure reductions and without increases in taxes or deferrals of scheduled tax reductions.

     The revised expectations for the 1998-99 fiscal year reflect the loss of $1.4 billion in surplus resources from 1996-97 operations that are being utilized to finance current year spending, and an incremental effect of approximately $300 million in legislated State and local tax reductions in the outyear. Other factors include the annualized costs of certain program increases in the 1997-98 adopted budget, most of which are subject to annual appropriation.


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     Certain actions taken in the State's 1997-98 fiscal year, such as Medicaid and welfare reforms, are expected to provide recurring savings in future fiscal years. Continued controls on State agency spending will also provide recurring savings. The availability of $530 million in reserves created as a part of the 1997-98 adopted budget and included in the Financial Plan is expected to benefit the 1998-99 fiscal year. Sustained growth in the State's economy and continued declines in welfare caseload and health care costs would also produce additional savings in the 1998-99 Financial Plan. Finally, various federal actions, including the potential beneficial effect on State tax receipts from changes to the federal tax treatment of capital gains, could potentially provide significant benefits to the State over the next several years.

Prior Fiscal Years

     New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of tax and revenue anticipation notes ("TRANs"). First, the national recession, and then the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits. Through fiscal year 1995, the State recorded balanced budgets on a cash basis, with substantial fund balances in each year as described below.

1996-97 Fiscal Year

     The State ended its 1996-97 fiscal year on March 31, 1997 in balance on a cash basis, with a 1996-97 General Fund cash surplus of approximately $1.4 billion. The cash surplus was derived primarily from higher-than-expected revenues and lower-than-expected spending for social services programs. Of the cash surplus amount, $1.05 billion was previously budgeted by the Governor in this Executive Budget to finance the 1997-98 Financial Plan, and the additional $373 million is available for use in financing the 1997-98 State Financial Plan when enacted by the State Legislature.

     Disbursements in Governmental Funds for the 1996-97 fiscal year totaled $62.95 billion, $3 billion lower than projected at the beginning of the fiscal year. Much of this variance was due to the uncertainty surrounding federal action on entitlement spending at the beginning of the fiscal year. Total unadjusted Governmental Funds spending decreased $278 million or 0.4 percent below the 1995-96 fiscal year.

1995-96 Fiscal Year

     In his Executive Budget, the Governor indicated that in the 1995-96 fiscal year, the State Financial Plan, based on then-current law governing spending and revenues, would be out of balance by almost $4.7 billion, as a result of the projected structural deficit resulting from the ongoing disparity between sluggish growth in receipts, the effect of prior-year tax changes, and the rapid acceleration of spending growth; the impact of unfunded 1994-95 initiatives, primarily for local aid programs; and the use of one-time solutions, primarily surplus funds from the prior year, to fund recurring spending in the 1994-95 budget. The Governor proposed additional tax cuts, to spur economic growth and provide relief for low-and middle-income tax payers, which were larger than those ultimately adopted, and which added $240 million to the then projected imbalance or budget gap, bringing the total to approximately $5 billion.

     This gap in the 1995-96 State Financial Plan was closed through a series of actions, mainly spending reductions and cost containment measures and certain reestimates that are expected to be recurring, but also through the use of one-time solutions. The State Financial Plan called for (i) nearly $1.6 billion in savings from cost containment, disbursement reestimates, and other savings in social welfare programs, including Medicaid, income maintenance, and various child and family care programs; (ii) $2.2 billion in savings from State agency actions to reduce spending on the State workforce, the SUNY and the City University of New York ("CUNY"), mental hygiene programs, capital projects, the prison system and fringe benefits; (iii) $300 million in savings from local assistance reforms, including actions affecting school aid and revenue sharing while proposing program legislations to provide relief from certain mandates that increase local spending; (iv) over $400 million in revenue measures, primarily a new


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Quick Draw Lottery game, changes to tax payment schedules, and the sale of assets; and (v) $300 million from reestimates in receipts.

     As a result of these and other efforts, the State ended its 1995-96 fiscal year with balances in the General Fund, Special Revenue Funds and Debt Service Funds of $287 million, $499 million and $160 million, respectively, and a deficit of $292 million in the Capital Projects Funds.

     New York State ended its 1994-95 fiscal year with the General Fund in balance. The closing fund balance of $158 million reflects $157 million in the Tax Stabilization Reserve Fund and $1 million in the Contingency Reserve Fund ("CRF"). Compared to the State Financial Plan for 1994-95 as formulated on June 16, 1994, reported receipts fell short of original projections by $1.163 billion, primarily in the categories of personal income and business taxes. Of this amount, the personal income tax accounts for $800 million, reflecting weak estimated tax collections and lower withholding due to reduced wage and salary growth, more severe reductions in brokerage industry bonuses than projected earlier, and deferral of capital gains realizations in anticipation of potential Federal tax changes. Business taxes fell short by $373 million, primarily reflecting lower payments from banks as substantial overpayments of 1993 liability depressed net collections in the 1994-95 fiscal year. These shortfalls were offset by better performance in the remaining taxes, particularly the user taxes and fees, which exceeded projections by $210 million. Of this amount, $227 million was attributable to certain restatements for accounting treatment purposes pertaining to the CRF and Local Government Assistance Corporation ("LGAC"); these statements had no impact on balance in the General Fund.

1994-95 Fiscal Year

     The State ended its 1994-95 fiscal year with the General Fund in balance. The closing fund balance of $158 million reflects $157 million in the TSRF and $1 million in the CRF. The opening fund balance in State fiscal year 1994-1995 was $265 million.

     Compared to the State Financial Plan for 1994-95 as formulated on June 16, 1994, reported receipts fell short of original projections by $1.163 billion, primarily in the categories of personal income and business taxes. Of this amount, the personal income tax accounts for $800 million, reflecting weak estimated tax collections and lower withholding due to reduced wage and salary growth, more severe reductions in brokerage industry bonuses than projected earlier, and deferral of capital gains realizations in anticipation of potential federal tax changes. Business taxes fell short by $373 million, primarily reflecting lower payments from banks as substantial overpayments of 1993 liability depressed net collections in the 1994-95 fiscal year. These shortfalls were offset by better performance in the remaining taxes, particularly the user taxes and fees, which exceeded projections by $210 million.

1993-94 Fiscal Year

     The State ended its 1993-94 fiscal year with a balance of $1.140 billion in the tax refund reserve account, $265 million in its Contingency Reserve Fund and $134 million in its Tax Stabilization Reserve Fund. These fund balances were primarily the result of an improving national economy, State employment growth, tax collections that exceeded earlier projections and disbursements that were below expectations. Deposits to the personal income tax refund reserve have the effect of reducing reported personal income tax receipts in the fiscal year when made and withdrawals from such reserve increase receipts in the fiscal year when made. The balance in the tax refund reserve account will be used to pay taxpayer refunds, rather than drawing from 1994-95 receipts.

Certain Litigation

     The legal proceedings noted below involve State finances, State programs and miscellaneous tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial. These proceedings could affect adversely the financial condition of the State in the 1995-96 fiscal year or thereafter. The State will describe newly initiated proceedings.


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     Among the more significant of these cases are those that involve: (i) the validity of agreements and treaties by which various Indian tribes transferred to New York title to certain land in New York; (ii) certain aspects of New York's Medicaid rates and regulations, including reimbursements to providers of mandatory and optional Medicaid services, and the eligibility for and nature of home care services; (iii) challenges to provisions of Section 2807-C of the Public Health Law, which impose a 13% surcharge on inpatient hospital bills paid by commercial insurers and employee welfare benefit plans and portions of Chapter 55 of the laws of 1992, which require hospitals to impose and remit to the State an 11% surcharge on hospital bills paid by commercial insurers and which require health maintenance organizations to remit to the State a surcharge of up to 9%; (iv) an alleged failure by the State's Department of Environmental Conservation to provide in a timely manner accurate and complete data, resulting in plaintiff's inability to complete a cogeneration facility by the projected date; (v) challenges to the practice of reimbursing certain Office of Mental Health patient care expenses from the client's Social Security benefits; (vi) alleged responsibility of New York officials to assist in remedying racial segregation in the City of Yonkers; (vii) a plaintiff seeking reimbursement for certain Costs arising out of the provision of preschool services and programs for children with handicapping conditions; (viii) a case challenging the shelter allowance granted to recipients of public assistance as insufficient for proper housing; (ix) a challenge to the enactment of the Clean Water/Clean Air Bond Act of 1996 and its implementing legislation; and (x) a case calling for the enforcement of the provisions of Articles 12-A, 20 and 28 as applicable to taxation on motor fuel and tobacco products sold to non-Indian consumers on Indian reservations. In addition, aspects of petroleum business taxes are the subject of administrative claims and litigation.

The City of New York

     The fiscal health of the State may be affected by the fiscal health of New York City ("the City"), which continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The State could also be affected by the ability of the City to market its securities successfully in the public credit markets.

     The City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP standards. The City's financial plans are usually prepared quarterly, and the annual financial report for its most recent completed fiscal year is prepared at the end of October of each year. For current information on the City's four-year financial plan and its most recent financial disclosure, contact the Office of the Comptroller, Municipal Building, Room 517, One Centre Street, New York, NY 10007, Attention: Deputy Comptroller, Finance.

Fiscal Oversight

     In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established NYC MAC to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "Control Period" existed from 1975 to 1986 during which the City was subject to certain statutorily-prescribed fiscal controls. Although the Control Board terminated the Control Period in 1986 when certain statutory conditions were met and suspended certain Control Board powers, upon the occurrence or "substantial likelihood and imminence" of the occurrence of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets, the Control Board is required by law to reimpose a Control Period.

     Currently, the City and its Covered Organizations (i.e., those which receive or may receive moneys from the City directly, indirectly or contingently) operate under a four-year financial plan (the "Financial Plan") which the City prepares annually and periodically updates. The City's Financial Plan includes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with


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projected budget gaps. The City's projections set forth in the Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

     Implementation of the Financial Plan is also dependent upon the ability of the City and certain Covered Organizations to market their securities successfully. The City issues securities to finance, refinance and rehabilitate infrastructure and other capital needs, as well as for seasonal financing needs.

Other Localities

     Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the projections of the State's receipts and disbursements for the State's 1997-98 fiscal year.

     Fiscal difficulties experienced by the City of Yonkers resulted in the re-establishment of the Financial Control Board for the City of Yonkers by the State in 1984. That Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

     Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the City of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding. Troy MAC has issued bonds to effect a restructuring of the City of Troy's obligations.

     Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities, aid that was largely continued in 1997.

     Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1994, the total indebtedness of all localities in the State other than New York City was approximately $19.0 billion. A small portion (approximately $102.3 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to State enabling legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Eighteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1995.

     From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the public authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends would adversely affect localities and require increasing State assistance in the future.

Authorities

     The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their


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legislative authorization. As of September 30, 1996, there were 17 public authorities that had aggregate outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State Public Authorities was $75.4 billion, only a portion of which constitutes State-supported or State-related debt. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

     The Metropolitan Transit Authority (the "MTA"), which receives the bulk of the appropriated moneys from the State, oversees the operation of subway and bus lines in New York City by its affiliates, the New York City Transit Authority and Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus services in the New York Metropolitan area through MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company, and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended, and will continue to depend, for operating support upon a system of State, local government and TBTA support, and, to the extent available, federal operating assistance, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

     Since 1980, the State has enacted several taxes -- including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1 percent regional sales and use tax -- that provide revenue for mass transit purposes, including assistance to the MTA. Since 1987 State law has required that the proceeds of a one-quarter of 1 percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional State petroleum business tax receipts to fund operating or capital assistance to the MTA. For the 1997-98 State fiscal year, total State assistance to the MTA is estimated at approximately $1.09 billion, an increase of $76 million over the 1996-97 fiscal year.

     State legislation accompanying the 1996-97 adopted State budget authorized the MTA, TBTA and TA to issue an aggregate of $6.5 billion in bonds to finance a portion of a new $12.17 billion MTA capital plan for the 1995 through 1999 calendar years (the "1995-99 Capital Program"). In July 1997, the Capital Program Review Board ("CPRB") approved the 1995-99 Capital Program, which supersedes the overlapping portion of the MTA's 1992-96 Capital Program. This is the fourth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets and bringing the MTA system into a state of good repair. The 1995-99 Capital Program assumes the issuance of an estimated $5.1 billion in bonds under this $6.5 billion aggregate bonding authority. The remainder of the plan is projected to be financed through assistance from the State, the federal government, and the City of New York, and from various other revenues generated from actions taken by the MTA.

     There can be no assurance that all the necessary governmental actions for the 1995-99 Capital Program or future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1995-99 Capital Program, or parts thereof, will not be delayed or reduced. Should funding levels fall below current projections, the MTA would have to revise its 1995-99 Capital Program accordingly. If the 1995-99 Capital Program is delayed or reduced ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional assistance.


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Special Factors Affecting the Ohio Municipal Series

     As described in the Prospectus under "Ohio Taxes" and except to the extent investments are in temporary investments, the Ohio Municipal Series will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). The Ohio Municipal Series is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

     Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

     There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

General

     Ohio is the seventh most populous state. The 1990 Census count of 10,847,000 indicated a 0.5% population increase from 1980. The Census estimate for 1995 is 11,157,000.

     While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.

     In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, for the last six years the State rates were below the national rates (4.9% versus 5.4% in 1996). The unemployment rate and its effects vary among geographic areas of the State.

     There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Municipal Series or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

State Finances

     The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.


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     The 1992-93 biennium presented significant challenges to state finances, successfully addressed. To allow time to resolve certain budget differences, an interim appropriations act was enacted effective July 1, 1991; it included GRF debt service and lease rental appropriations for the entire biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium passed on July 11, 1991, $200 million was transferred from the Budget Stabilization Fund (BSF, a cash and budgetary management fund) to the GRF in FY 1992.

     Based on updated results and forecasts in the course of that FY. both in light of a continuing uncertain nationwide economic situation, there was projected and then timely addressed, an FY 1992 imbalance in GRF resources and expenditures. In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million; the $100.4 million BSF balance, and additional amounts from certain other funds, were transferred late in the FY to the GRF; and adjustments were made in the timing of certain tax payments.

     A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering $300 million in selected GRF spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to replenishment, $21 million was deposited in the BSF.

     None of the spending reductions were applied to appropriations needed for debt service or lease rentals relating to any State obligations.

     The 1994-95 biennium presented a more affirmative financial picture. Based on June 30, 1994 balances, an additional $260 million was deposited in the BSF. The biennium ended June 30, 1995 with a GRF ending fund balance of $928 million, of which $535.2 million was transferred into the BSF. The significant GRF fund balance, after leaving in the GRF an unreserved and undesignated balance of $70 million, was transferred to the BSF and other funds including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.

     From a higher than forecast 1996-97 mid-biennium GRF fund balance, $100 million was transferred for elementary and secondary school computer network purposes and $30 million to a new State transportation infrastructure fund. Approximately $400.8 million served as a basis for temporary 1996 personal income tax reductions aggregating that amount. The 1996-97 biennium-ending GRF fund balance was $834.9 million. Of that, $250 million goes to school building construction and renovation, $94 million to the school computer network, $44.2 million for school textbooks and instructional materials and a distance learning program, and $34 million to the BSF (which had a November 20, 1997 balance of over $862.7 million), with the $263 million balance to a State income tax reduction fund.

     The GRF Appropriations Act for the 1997-98 biennium was passed on June 25, 1997 and signed (after selective vetoes) by the Governor. All necessary GRF appropriations for State debt service and lease rental payments then projected for the biennium were included in that act.

     Debt. The State's incurrence or assumption of debt without a vote of the people is, with limited exceptions, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)

     By 14 constitutional amendments, approved from 1921 to date (the latest adopted in 1995) Ohio voters authorized the incurrence of State debt and the pledge of taxes or excises to its payment. At November 20, 1997, $948 million (excluding certain highway bonds payable primarily from highway use receipts)


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of this debt was outstanding. The only such State debt at that date still authorized to be incurred were portions of the highway bonds, and the following:
(a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($30.9 million outstanding); (b) $240 million of obligations previously authorized for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year ($826.8 million outstanding); and (c) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($90.9 million and outstanding, with no more than $50 million to be issued in any one year.

     The electors in 1995 approved a constitutional amendment extending the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizing additional highway bonds (expected to be payable primarily from highway use receipts). The latter supersedes the prior $500 million outstanding authorization, and authorizes not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

     The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Public Facilities Commission and the Ohio Building Authority, and certain obligations issued by the State Treasurer, over $4.88 billion of which were outstanding or awaiting delivery at November 20, 1997.

     A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

     A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded essentially from program revenues).

     State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

     Debt Rating. State tax-supported bonds are currently rated (uninsured) "Aa1 by Moody's, "AAA" (highway obligations) and "AA+" by S&P, and "AA+" by Fitch, and outstanding uninsured State bonds issued by the Ohio Public Facilities Commissions and Ohio Building Authority (and the lease-rental bonds issued by the Treasurer) are rated "Aa3" by Moody's and "AA-" by S&P and Fitch.

     Schools and Municipalities. Local school districts in Ohio receive a major portion (state-wide aggregate approximately 44% in recent years) of their operating moneys from State subsidies, but are dependent on local property taxes, and in approximately 119 districts from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, has been pending questioning the constitutionality of Ohio's system of school funding. The Ohio Supreme Court has recently concluded that aspects of the system (including basic operating assistance and the loan program referred to below) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution, staying its order for a year (to March 1998) to permit time for responsive corrective actions. A small number of the State's 612 local school districts have in any year


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required special assistance to avoid year-end deficits. A program has provided for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Recent borrowings under this program totaled $41.1 million for 28 districts in FY 1994, $71.1 million for 29 districts in FY 1995 (including $29.5 million for one), and $87.2 million for 20 districts in FY 1996 (including $42.1 million for one), and $113 million for 12 districts in 1997 (including $90 million to one for restructuring its prior loans).

     Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations. With other subdivisions, they also receive local government support and property tax relief moneys distributed by the State.

     For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Since inception for municipalities in 1979, these "fiscal emergency" procedures have been applied to 24 cities and villages; for 18 of them the fiscal situation was resolved and the procedures terminated (one village is in preliminary "fiscal watch" status. As of November 20, 1997, the 1996 school district "fiscal emergency" provision had been applied to five districts, and nine were on preliminary "fiscal watch" status.

     Property Taxes. At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

     Litigation. According to recent State official statements, the State is a party to various legal proceedings seeking damages or injunctive or other relief and generally incidental to its operations. The ultimate disposition of those proceedings is not determinable.

Special Factors Effecting the Oregon Municipal Series

     The following information is a summary of special factors affecting the Oregon Municipal Series. It does not purport to be a complete description and is based in part on (i) the December 1995 Oregon Economic and Revenue Forecast prepared by the Oregon Department of Administrative Services, and (ii) a September 18, 1997 Official Statement prepared by the Oregon State Treasury for the issue of two State of Oregon general obligation bonds.

ECONOMIC FORECAST

Short Term Outlook

     A cooling off of the manufacturing and construction sectors should keep Oregon's growth rate trending down. However, income gains already generated in the State's booming manufacturing industries can be expected to translate into increased job growth in the service-producing sectors during the second half of the year. Oregon appears in good position to continue expanding faster than the overall U.S. economy, although its rate of growth is expected to fall below Washington and remain below Nevada and Utah.

     Oregon's personal income is projected to rise 7.3 percent for 1997, up slightly from 7.0 percent in 1996. Income growth is expected to slow to 6.1 percent in 1998 and 5.4 percent in 1999. Adjusting for inflation (using the personal consumption expenditure deflator), personal income is expected to rise


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5.0 percent in 1997, 3.5 percent in 1998 and 2.6 percent in 1999. The non-farm payroll employment growth rate is also expected to trend down modestly. Following a 4.0 percent increase in 1996, employment is projected to rise 3.6 percent in 1997 before slowing further to 2.7 percent in 1998 and 2.0 percent in 1999. Job growth is expected to exceed population increase, keeping Oregon's labor markets relatively tight. Population is projected to increase 1.7 percent in 1997 and 1.6 percent in both 1998 and 1999.

     Oregon's wage growth is expected to accelerate in 1997 for the fourth consecutive year. Overall wages in all sectors are expected to rise 5.2 percent in 1997, up from 4.5 percent in 1996 and 4.2 percent in 1995. During this period, Oregon's wages have grown considerably faster than the national average. In 1992, Oregon's wages were $24,439, 88.9 percent of the U.S. average. Overall wages are projected to average $29,597 in 1997, 93.6 percent of the national average.

     Oregon's rising relative wages can be explained by several factors:

     1. Changing Industry Mix. The surge in high-technology employment, particularly electronics, has pushed up the overall wage structure. Wages in the electronics sector averaged $45,400 in 1995 (using covered employment and payroll data). The jump in construction jobs over the past three years has also driven up average wages. Construction workers received $779 per week on average in May of 1997, compared to the manufacturing average weekly wage for production workers of $550. Manufacturing wages are significantly higher than service-producing sector wages on average.

     2. Year-End Bonuses. Rapidly expanding high-technology firms have relied heavily on bonuses and stock options to attract skilled workers. Many of these firms have been very profitable over the past three years. Since Oregon is well represented in the high-technology manufacturing industries, bonus payments to Oregon workers have been significant.

     3. Tight Labor Markets. Although Oregon's state-wide unemployment rate crept above the national average in 1996, unemployment in the Portland metropolitan area remains low. The seasonally adjusted state-wide unemployment rate stood at 5.1 percent in June compared to 5.0 percent for the U.S. However, the Portland-Vancouver area unemployment rate is
          4.0 percent. Tighter labor markets drive up wages as employers bid up the price of labor to attract the workers they need.

     Despite the phasing in of Oregon's new higher minimum wage, overall wage growth in the State is expected to slow in 1998 and 1999. Wages are projected to increase 3.7 percent in 1998 and 3.6 percent in 1999. Less favorable industry mix trends are expected to be the primary factor causing a deceleration in wage growth. Construction employment is expected to be essentially flat in 1998 and 1999 while manufacturing job growth should be slow considerably. Smaller year-end bonuses are also expected to contribute to wage deceleration as corporate profit growth slows from the rapid pace of the past three years.

     A key factor behind the forecast of slowing job growth is an anticipated leveling out of construction activity after a period of extremely rapid growth. Oregon's construction job growth has slowed modestly over the past year. Construction jobs increased 8.6 percent between May of 1996 and May of 1997, the fifth fastest rate among the states. In the prior 12-month period (May 1995 to May 1996) construction jobs jumped 15.0 percent, second only to Nevada for that period. Between the second quarter of 1997 and the corresponding period next year, construction employment is forecast to grow only slightly, adding 900 jobs, an increase of 1.1 percent.

     The expectation of modest weakness in the construction sector is based on two factors. First, Oregon's construction-to-employment ratio has risen to 5.4 percent based on May employment data. The


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comparable percentage for the U.S. as a whole is 4.6 percent. This suggests that
Oregon is likely to be in the mature phase of a construction boom. In contrast, the ratio for California is 4.2 percent, indicating that California's construction recovery is in its earliest stages.

     Another indication that Oregon's construction activity is likely to level off is the ratio of population growth to housing starts. In the long-term, this ratio should equal the average size of households, about 2.5 persons per house. After being above 2.5 for most of the 1987 to 1993 period, this ratio averaged
2.0 for 1994 to 1996. This ratio is expected to drift up to 2.6 by 2000. Since population growth is expected to hold roughly constant near 1.6 percent per year, this means that housing starts will drop off. Housing starts totaled 26,100 in 1996, the highest number of starts in the State since 1979. They are projected to drift down to 25,700 in 1997, 23,900 in 1998, and 22,200 in 1999.

Personal Income Components

     The large jump in first quarter durable goods manufacturing earnings means that wage and salary income is likely to post another year of strong growth. The projection for 1997 is 9.0 percent which follows gains of 8.7 percent and 8.4 percent in the previous two years. Slower job and wage rate growth should slow the rate of increase for wage and salary income to 6.4 percent in 1998 and 5.7 percent in 1999. Other labor income, comprised primarily of health and other benefit compensation, is expected to increase 6.3 percent in 1997 and 6.5 percent in 1998.

     Non-farm proprietor income growth is forecast to slow from 7.1 percent in 1996 to 6.3 percent in 1997 and 6.7 percent in 1998. After huge percentage declines from 1993 to 1996, farm proprietor income is projected to stabilize over the last two years. The 1997 and 1998 projected growth rates for farm income are 3.1 percent and 4.2 percent, respectively.

     Dividend, interest and rent income is expected to get a boost from higher short-term interest rates in 1997 and 1998. Dividend, interest and rent income is projected to increase 4.9 percent in 1997 and 6.6 percent in 1998. Transfer payment income is expected to grow steadily with increases of 5.6 percent in 1997 and 5.1 percent in 1998.

Goods-Producing Sectors

     Oregon's manufacturing firms are expected to add 9,800 net new jobs for 1997 as a whole, an increase of 4.1 percent. Rising costs and some slowing in the national economy should put modest downward pressure on the State's manufacturing sector. Overall job growth is projected to slow to 2.8 percent in 1998 and 1.2 percent in 1999. For the U.S. as a whole, manufacturing employment is expected to decline 0.3 percent in 1998 after increasing 0.3 percent this year.

     Individual manufacturing industry employment is expected to generally follow the overall sector's downward trend. After rising 7.4 percent in 1997, metals employment is projected to rise a further 3.3 percent in 1998. Similarly, transportation equipment manufacturing employment is projected to increase 7.5 percent in 1997 and 6.7 percent in 1998. High-technology job growth should remain relatively strong in the absence of a national recession. Electronics jobs are projected to increase 6.9 percent in 1997 and 6.2 percent in 1998. Non-electrical machinery employment is expected to grow 6.4 percent in 1997 and
4.6 percent in 1998, with higher growth rates in the computing and office equipment component of the industry.

     The timber industry, benefiting from healthy demand and stable raw material supply, is expected to continue the modest recovery it began in late 1996. The timber harvest is projected to total 4.3 billion board feet in 1997 and 4.3 billion board feet in 1998. Lumber and wood products employment is forecast to increase 2.4 percent in 1997 and 0.1 percent in 1998. Paper products employment is expected to increase 2.2 percent in 1997 and 3.6 percent in 1998.


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     The State's small mining sector, tied closely to local construction, is expected to increase employment at a 3.8 percent rate for 1997 and 0.9 percent in 1998.

Service-Producing Sectors

     Oregon's private service-producing sectors are generally expected to continue growing steadily. Some weakness is expected in financial service employment as U.S. Bancorp downsizes in response to its merger with First Bank System. Financial service employment is projected to slow from 4.1 percent growth in 1997 to 0.5 percent in 1998 as the announced cutbacks begin to show up in the employment data. Also contributing to this downward trend for financial service employment is the expected softness in the residential real estate markets.

     Retail trade employment job growth is projected to hold steady at 2.7 percent in 1997 and 2.9 percent in 1998. The wholesale trade sector is expected to continue growing rapidly at 4.8 percent in 1997 and 4.6 percent in 1998 as the new Wal-Mart distribution center comes on line in Umatilla County.

     Expansion of the Oregon Health Plan approved by the 1997 Legislature should increase demand for health care services over the next two years. Health service employment is projected to increase 2.9 percent in 1997 and 3.3 percent in 1998. Service employment, exclusive of health is expected to continue expanding with growth rates of 5.5 percent in 1997 and 4.7 percent in 1998.

     Oregon's government sector should see little growth as the federal agencies continue to cut back and local governments adjust to lower property tax revenue. Overall government employment is projected to increase 1.2 percent in 1997 and
0.5 percent in 1998. Federal jobs are expected to decline 0.4 percent in 1997 and 1.6 percent in 1998. Local government employment is expected to remain essentially flat with a 0.9 percent increase in 1997 and no change in 1998. Gains are expected in local government education and tribal employment, but these should be largely offset by reduction in city, county, and other local government payrolls. State government employment is anticipated to increase 2.8 percent in 1997 and 3.1 percent in 1998.

Forecast Risks

     The biggest risk to Oregon's short-term outlook is the national economy. The State's large and rapidly expanding durable goods manufacturing sector is sensitive to changes in national (and international) demand and credit conditions. Fluctuations in the national economy brought on by rising inflation and the ensuing higher interest rates would have a significant impact on the Oregon economy.

     The most identifiable risk at the state and regional level is sudden changes in migration patterns among the western states and its implications for Oregon's booming construction sector. California and Washington's accelerating economies and Oregon's rapidly rising home prices could change the dynamics of regional migration more quickly than expected. This could trigger an outright decline in the State's construction sector rather than the leveling out anticipated in the baseline forecast.

EXTENDED OUTLOOK

     Oregon is likely to remain a high-growth state over the next six years though some convergence to the U.S. average is likely. The State and the western region should continue to benefit from an expanding high-technology sector, growth in exports to Asia and Latin America, net in-migration from other parts of the country, and immigration into the U.S.

     Jobs and income in the State are expected to grow more slowly than they did in the previous eight year interval but much faster than the 1979 to 1987 period. Employment is projected to increase 21.5 percent between 1995 and 2003, while inflation-adjusted personal income rises 29.4 percent. The State's population is expected to increase 13 percent over the 8-year period. Inflation adjusted per capita income is forecast to increase 14.6 percent between 1995 and 2003.


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     Oregon's growth rate is expected to converge toward the national average over the long-term. Rising relative costs, brought on by higher wages and land prices is the key assumption behind the forecast of slower growth in Oregon. However, as the growth rate converges downward, the State's per capita income and wages are also expected to move toward the national average but in this case, the converge is from below.

LITIGATION

     The following summary of litigation relates to matters as to which the State of Oregon is a party and as to which the State of Oregon has indicated that the individual claims against the State exceed $5 million. Other litigation may exist with respect to individual municipal issuers as to which the State of Oregon is not a party, but which, if decided adversely, could have a materially adverse effect on the financial condition of the individual municipal issuer.

ALSEA VENEER, INC., ET AL. V. STATE OF OREGON, ET AL.;

ABC ROOFING CO., INC., ET AL. V. STATE OF OREGON, ET AL.

          Two companion class actions were filed in September 1988 by workers' compensation policyholders insured by the State Accident Insurance Fund Corporation ("SAIF"). The plaintiffs sought damages based on the Oregon Legislative Assembly's 1983 transfer of $81 million in surplus reserves from the Industrial Accident Fund to the State General Fund under Oregon Laws 1982 (Special Session 3), chapter 2. Because both cases were brought on behalf of the same class of employer-policyholders, the combined maximum claims in both cases could not exceed $81 million, plus interest and attorney fees.

          On November 19, 1993, the Oregon Supreme Court issued an opinion ruling against the State and holding that the State must return to the Industrial Accident Fund the $81 million that the legislature transferred to the General Fund. The Supreme Court remanded the case to the trial court to fashion a decree based on evidence of what SAIF would have done with the money if the money had been available to SAIF.

          On remand, the trial court ordered the State to return the $81 million to SAIF, with interest at the rate Industrial Accident Fund investments have earned since July 1, 1982. Initial estimates indicated that the amount of principal and interest owing under the court's ruling would be approximately $280 million.

          The parties drafted a proposed settlement agreement which the court approved on February 26, 1996. Under the agreement, the State is obligated to pay a total of $225 million. Of that amount, $145 million has been paid. $80 million must be paid at the end of the 1999 legislative session. If the State fails to appropriate the required amounts, the State will be in breach of the agreement and subject to additional court action from the plaintiffs.

Taxation of State Retiree Pension Benefits

     Class action certification has been granted in an action filed against the State and other public entities regarding the taxation of Oregon Public Employees' Retirement System ("PERS") benefits. The plaintiff class consists of PERS members who have separated from service with their PERS employer. The defendant class is composed of all employers participating in PERS. The plaintiffs seek enforcement of the Oregon Supreme Court's decision in Hughes v. State. In Hughes, the court ruled that a statutory amendment repealing a tax exemption for retirement benefits violated the constitutional provision against impairment of contract for benefits received from work performed prior to the date of the amendment. The court left it up to the Oregon Legislative Assembly to fashion a remedy. The legislature failed to


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provide a remedy in its 1993 session. Plaintiffs seek to require public employers to pay breach of contract damages or increase benefits due to taxation of previously untaxed pensions.

     The 1995 Legislative Assembly passed HB 3349 which provides a remedy to the PERS beneficiaries. The bill increases the benefits paid to PERS members as compensation for damages resulting from the taxation of PERS benefits and prohibits any class action suit for damages based upon such taxation. The claims of the PERS beneficiaries are effectively rendered moot by the legislation. The fiscal impact statement submitted with HB 3349 indicated that State agencies will be obligated to pay approximately $27 million in the 1995-97 biennium and approximately $36 million in the 1997-99 biennium in increased employer contributions to fund the benefits increase. Of those amounts, only about one-third are paid out of the General Fund.

     Local governments have asserted defenses based upon breach of contract theories and also seek indemnification from the State for any amounts the local governments must pay toward a remedy. The passage of HB 3349 does not moot the claims of local governments. If the local governments are successful, liability would be imposed directly on the State General Fund for the amount of increased benefits that the local governments must pay as a result of HB 3349. The amount of liability imposed on the State as a result of the local governments' claims is uncertain. The fiscal impact statements prepared for HB 3349 indicated that the total increase in contribution that must be paid by local governments, community colleges and school districts was approximately $44 million for the 1995-97 biennium and is $72 million for the 1997-99 biennium. The trial court ruled against the State on the breach of contract issues. Plaintiffs, and others, challenged the adequacy of HB 3349 as a remedy and also sought review and clarification of portions of the bill.

     On the State's motion for reconsideration, the Circuit Court invalidated HB 3349 and enjoined the payment of increased benefits to PERS retirees under HB 3349 that was scheduled to begin in January 1996. However, on appeal the Oregon Supreme Court upheld the constitutionality of HB 3349 and ruled that the State must cover the benefits increase for State employees but need not indemnify or reimburse the local governments for payments made to plaintiffs or the retirement fund as a result of HB 3349.

     The parties are engaged in settlement negotiations and have reached an agreement in principle. Final settlement documents have not been drafted or filed with the court. Under the terms of the proposed settlement, plaintiffs will accept the increased benefits payments provided under HB 3349 as full compensation for their contract claims. Plaintiffs will have the right to reopen the case if benefits are reduced or repealed without a commensurate reduction in taxes. Defendant PERS employers will pay $600,000 to plaintiffs for attorneys fees, of which the state will pay $300,000. Members of the plaintiff class will have an opportunity to object to the terms of the settlement after the settlement documents are filed with the court. If there are no objections, a final judgment will be entered.

Taxation of Federal Retiree Pension Benefits

     Several cases have been filed in the Oregon Tax Court and the State Circuit Courts challenging whether a 1991 increase in PERS benefits, to offset State taxation of the PERS benefits, violates a holding by the United States Supreme Court in Davis v. Michigan Dept. of Treasury. The Davis case holds that State statutes may not provide disparate tax treatment of state and federal pension benefits. At this time it is too early to estimate the potential impact of liability under these cases to the State General Fund. However, the Oregon Supreme Court upheld a ruling by the Oregon Tax Court in one of the cases, Ragsdale v. Dept. of Revenue, that the increase in PERS benefits did not violate the Davis holding and is constitutional. Plaintiffs filed a petition for review with the U.S. Supreme Court of the Oregon Supreme Court's decision. The U.S. Supreme Court denied review in the Ragsdale case and in a related case Atkins v. Department of Revenue.

     Suits involving the same plaintiffs and issues have also been filed in the State Circuit Court and in the Tax Court on behalf of a group of federal retirees seeking refunds of taxes paid to the State. One case has been stayed in Circuit Court. The Tax Court ruled in favor of the State, but plaintiffs have appealed


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to the Oregon Supreme Court. It is too early to estimate the potential liability of the State in these cases. The plaintiffs are also challenging the provisions of HB 3349 on the same theory as their challenge to the 1991 benefits increase.

     An additional case filed in Multnomah County challenges the PERS benefits increase on the same grounds that the court ruled against in the Ragsdale case. It also seeks to find HB 3349 invalid as a diversion of PERS funds. The court ruled in favor of the State and the plaintiff has appealed to the Oregon Supreme Court.

     Oral argument on both cases was to be heard by the court on September 4, 1997.

Challenge to Oregon Health Plan

     1. Matthews v. Thorne. A class action suit has been filed in federal court seeking to add certain Medicare beneficiaries, consisting of disabled and elderly persons, to the groups of persons covered by the Oregon Health Plan (the "Plan"). Under the Plan certain groups of low income persons are provided specified medical services, as well as dental care, eye care and prescription benefits. The plaintiff class is eligible for medical care under the federal Medicare program, but not for the additional services offered by the Oregon Health Plan. If plaintiffs were successful, early estimates indicated that it would cost an additional $30 million per biennium to operate the Plan. The State General Fund would be obligated to pay $11 million of the total cost and the federal government would pay the balance. However, it is possible that if the cost of operating the Plan increased by such an amount, the Legislative Assembly would discontinue the Plan entirely. The court granted the State's motion for summary judgment and dismissal. The plaintiffs sought review of the magistrate's decision by a district court judge. The judge upheld the magistrate's decision. The plaintiffs appealed to the United States Court of Appeals for the Ninth Circuit. The State prevailed in that appeal.

     2. Bibeau v. Pacific NW Research. This is a federal court class action suit that has been brought on behalf of inmates and their families for injuries the inmates sustained in radiation experiments to which the inmates were subjected in the 1960s and 1970s. The former head of medical services for the Oregon State Police is named as one of the defendants in the suit. The plaintiffs seek $250 million in damages; although it is unlikely that they will recover the full amount sought, it is too early to provide an accurate measure of the damages which plaintiffs may reasonably recover at this stage of the case. The State has tendered its defense to the insurance company that provided coverage to the State in the relevant time frame. Defenses based on statutes of limitation and ultimate repose were asserted on behalf of the State. The court granted the State's motion for summary judgment and dismissed the case based on the statute of limitations. It is expected that plaintiffs will appeal.

     3. Kinross Copper Corp. v. State. An inverse condemnation case has been filed against the State which involves the denial of a permit by the State's Environmental Quality Commission ("EQC"). The Kinross Copper Corporation acquired land for the purpose of mining copper. As part of the mining operations, the company intended to dig a huge pit for which a waste water discharge permit is required. The EQC denied the company's request for a permit based upon an administrative rule that prohibits the issuance of a waste water discharge permit in the area where the copper mine would be located because of the area's proximity to a river that supplies drinking water for the City of Salem, Oregon and other communities. The company alleges a "taking" by the State of the company's property and damages of $32 million as the amount of money it would have earned if the company had been granted a permit and allowed to operate a mine. The State asserts that because the administrative rule prohibiting the


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          issuance of a permit in the relevant area was in effect at the time the company purchased its property, there can be no "taking." The trial court ruled in favor of the State's motion for summary judgment. However, the plaintiff has appealed that decision to the Oregon Court of Appeals. The State believes that it will prevail and receive any damages based upon the EQC's denial of the permit.

     4. Class Action for Overtime. A class action complaint has been filed against the State on behalf of a class of 3,000 State managerial employees for unpaid overtime or compensation time. It is too early in the case to know the exact amount of potential liability. Initial estimates were that the liability would probably exceed $1 million but be less than $5 million. Revised estimates are that the liability could be as high as $11 million. Plaintiffs' claims are based on a legislative change that occurred in the 1995 Oregon legislative session. The legislative assembly amended the statutes relating to the payment of overtime or allowing compensation time to require that all persons who work over 40 hours per week receive overtime or compensation time. There were a number of exceptions to this requirement drafted for professionals. However, State managerial employees were not included in the express statutory exceptions. The parties have submitted cross motions for summary judgment that would resolve the case. The legislature enacted an exemption that would cover State employees in its 1997 session. Therefore, liability may only be imposed for the period between 1995 and 1997.

     5. Pro Se Cases. There are also several pro se cases on the docket in which plaintiffs representing themselves are suing the State for many millions of dollars. The possibility of having to pay anything in any of these cases is negligible.

RECENT DEVELOPMENTS

1997 Legislative Action

     The 1997 Legislative Assembly passed a balanced budget, as required by the Oregon Constitution, for the 1997-99 fiscal biennium. To complete their work, the Legislative Assembly met in Regular Session until July 5, 1997. The Regular Session focused upon maintenance of existing services and implementation of recently passed ballot measures, such as Ballot Measure 50 discussed below.

     The Regular Session funded the Oregon Plan to restore healthy streams and salmon habitat. Funding is provided by $15 million from the General Fund and $15 million from affected industries. The Oregon Health Plan was expanded to cover an additional 23,000 persons, funded with $46.7 million of cigarette tax money. The Legislature also established a lottery-backed revenue bond program to fund rehabilitation of state park facilities. The program is authorized to issue $105 million and is anticipated to issue $15 million of bonds per year. The Legislative Assembly approved a one-time lottery-backed revenue bond issue of $150 million for school district capital costs, conditioned upon voter approval at a November 1997 special election.

     The Legislature also referred a constitutional amendment to the electorate to authorize the State to guaranty general obligation bonds issued by school districts. Moneys to fund the guaranty could come from an off-set of amounts otherwise paid by the State to the district on whose behalf payment was made, other moneys of the district or the levy of a state-wide ad valorem property tax.

Measure 50

     The 1997 Legislative Assembly referred to Oregon voters, and the voters approved at the May 20, 1997, special election, a constitutional amendment that replaced the property tax limitations imposed by the former Measure 47. Measure 50 repealed Measure 47 and replaced it with new ad valorem property


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tax limitations similar to those enacted under Measure 47 by ordering a 17%
reduction in 1997-98 in operating tax levies (which amounts vary by government entity) and by limiting the assessed value for the tax year 1997-98 to its 1995-96 "real market value," less ten percent. Thereafter Measure 50 limits the valuation growth of property assessments on each unit of property to three percent per year for future tax years. Measure 50 also requires voter approval of the use of fees, taxes, assessments or other charges as alternative funding sources to make up for revenue reductions caused by the amended property tax limits.

     Units of local government that levy and collect property taxes are most directly affected by Measure 50. The State does not levy or collect property taxes, but relies instead on State income taxes as the main source of revenue for the State's general fund. Therefore, Measure 50's main impact on the State will likely be to increase pressure on the Legislative Assembly to use State funds to replace revenues lost by local governments. Measure 50 requires the Legislative Assembly to replace the estimated $428 million in revenues that the public school system, including community colleges, would lose in the 1997-99 biennium because of the property tax limitation. In this manner, Measure 50 may influence the State budgeting process.

     The Oregon Legislative Revenue Office has estimated that the total reduction in property tax revenues collected by local governments under Measure 50 will be approximately $389 million for the tax year 1997-98 and approximately $454 million for the tax year 1998-99.

     The 1997 Oregon Legislative Assembly passed Senate Bill 1215 to implement the provisions of Measure 50. Schools remain limited to a $5.00 per $1000 rate and non-school districts remain limited to a $10 per $1000 rate. Under SB 1215, the Legislative Assembly chose to make these rates apply to each property rather than to a tax code area. Measure 50 requires that all new property taxes be approved by a majority of the voters in an election where at least 50% of eligible voters participate, except in the instance of a general election. The legislature also referred to the electorate a further constitutional amendment that would repeal these election restrictions and allow new taxes upon approval by a majority of voters voting on the matter.

     One lawsuit has been filed challenging the process by which Measure 50 was referred from the legislature to the people for a vote as unconstitutional. However, the State expects to prevail in the case.

Level Of General Obligation Indebtedness

     As of June 30, 1996, approximately $3.75 billion in general obligation debt of the state of Oregon was outstanding, including $2.83 billion of Veteran's Affairs bonds, a mortgage bond program.

Value Of Revenue Bonds Affected By Economy

     Although revenue obligations of Oregon or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that economic difficulties, with the resulting effect on state and local governmental finances, will not adversely affect the market value of municipal obligations held in the portfolio of the Trust or the ability of the respective obligors to make required payments on such obligations.

Small Active Market

     There is a relatively small active market for municipal bonds of Oregon issuers other than the general obligation bonds of the state itself, and the market price of such bonds may, therefore, be volatile. If the Trust were forced to sell a large volume of these bonds for any reason, such as redemptions of a large number of its shares, the large sale itself might adversely affect the value of the Series' portfolio.


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Special Factors Affecting the South Carolina Municipal Series

     The State of South Carolina has the power to issue general obligation bonds based on the full faith and credit of the State. Political subdivisions are also empowered to issue general obligation bonds, which are backed only by the full faith and credit of that political subdivision, and not by the resources of the State of South Carolina or any other political subdivision. Political subdivisions are empowered to levy ad valorem property taxes on real property and certain personal property to raise funds for the payment of general obligation bonds. General obligation debt may be incurred only for a public purpose which is also a corporate purpose of the applicable political subdivision.

     Under Article X of the Constitution of the State of South Carolina, the State may issue general obligation debt without either a referendum or a supermajority of the General Assembly, within limits defined by reference to anticipated sources of revenue for bonds issued for particular purposes. A referendum or supermajority of the General Assembly may authorize additional general obligation debt. Article X further requires the levy and collection of an ad valorem tax if debt service payments on general obligation debt are not made. Under Article X of the Constitution of the State of South Carolina, political subdivisions are empowered to issue aggregate general obligation indebtedness up to 8% of the assessed value of taxable property within the political subdivision (exclusive of debt incurred before the effective date of Article X with respect to such subdivisions) without a referendum. A referendum may authorize additional general obligation debt. The ordinance or resolution authorizing bonded debt of a political subdivision also directs the levy and collection of ad valorem taxes to pay the debt. In addition, Article X of the South Carolina Constitution provides for withholding by the State Treasurer of any state appropriations to a political subdivision which has failed to make punctual payment of general obligation bonds. Such withheld appropriations, to the extent available, may be applied to the bonded debt. A statutory enactment provides for prospective application of state appropriations for school district debt, if a failure of timely payment appears likely. Political subdivisions are not generally authorized to assess income taxes, or to pledge any form of tax other than ad valorem property taxes, for the payment of general obligation bonds. Certain political subdivisions have been authorized to impose a limited-duration 1% sales tax to defray the debt service on general obligation bonds or to defray directly the cost of certain improvements.

     Industrial development bonds and other forms of revenue bonds issued by the State or a political subdivision are not secured by the full faith and credit of the State or the issuing entity. Such bonds are payable only from revenues derived from a specific facility or revenue source.

     The State of South Carolina has not defaulted on its bonded debt since 1879. The State did, however, experience certain budgeting difficulties over several recent fiscal years through June 30, 1993, resulting in mid-year cutbacks in funding of state agencies in those years. The State has had budget surpluses at each fiscal year end since June 30, 1994. Such difficulties have not to date impacted on the State's ability to pay its indebtedness but did result in S&P lowering its rating on South Carolina general obligation bonds from AAA to AA+ on January 29, 1993. S&P restored the AAA rating on South Carolina's general obligation bonds on July 9, 1996. South Carolina's general obligation bonds are rated Aaa by Moody's. Such ratings apply only to the general obligation bonded indebtedness of the State, and do not apply to bonds issued by political subdivisions or to revenue bonds not backed by the full faith and credit of the State.


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                                   Appendix C

                 HISTORY OF J. & W. SELIGMAN & CO. INCORPORATED

     Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. He earned his living as a pack peddler in Pennsylvania, and began sending for his brothers. The Seligmans became successful merchants, establishing businesses in the South and East.

     Backed by nearly thirty years of business success - culminating in the sale of government securities to help finance the Civil War - Joseph Seligman, with his brothers, established the international banking and investment firm of J. &
W. Seligman & Co. In the years that followed, the Seligman Complex played a major role in the geographical expansion and industrial development of the United States.

The Seligman Complex:

 ...Prior to 1900

o    Helps finance America's fledgling railroads through underwritings.

o Is admitted to the New York Stock Exchange in 1869. Seligman remained a member of the NYSE until 1993, when the evolution of its business made it unnecessary.

o Becomes a prominent underwriter of corporate securities, including New York Mutual Gas Light Company, later part of Consolidated Edison.

o Provides financial assistance to Mary Todd Lincoln and urges the Senate to award her a pension.

o    Is appointed U.S. Navy fiscal agent by President Grant.

o Becomes a leader in raising capital for America's industrial and urban development.

 ...1900-1910

o    Helps Congress finance the building of the Panama Canal.

 ...1910s

o Participates in raising billions for Great Britain, France and Italy, helping to finance World War I.

 ...1920s

o Participates in hundreds of successful underwritings including those for some of the Country's largest companies: Briggs Manufacturing, Dodge Brothers, General Motors, Minneapolis-Honeywell Regulatory Company, Maytag Company, United Artists Theater Circuit and Victor Talking Machine Company.

o Forms Tri-Continental Corporation in 1929, today the nation's largest, diversified closed-end equity investment company, with over $2 billion in assets and one of its oldest.

 ...1930s

o Assumes management of Broad Street Investing Co. Inc., its first mutual fund, today known as Seligman Common Stock Fund, Inc.

o    Establishes Investment Advisory Service.

 ...1940s

o    Helps shape the Investment Company Act of 1940.

o Leads in the purchase and subsequent sale to the public of Newport News Shipbuilding and Dry Dock Company, a prototype transaction for the investment banking industry.

o Assumes management of National Investors Corporation, today Seligman Growth Fund, Inc.

o    Establishes Whitehall Fund, Inc., today Seligman Income Fund, Inc.

 ...1950-1989

o Develops new open-end investment companies. Today, manages more than 40 mutual fund portfolios.

o Helps pioneer state-specific, municipal bond funds, today managing a national and 18 state-specific municipal funds.

o Establishes J. & W. Seligman Trust Company and J. & W. Seligman Valuations Corporation.

o Establishes Seligman Portfolios, Inc., an investment vehicle offered through variable annuity products.

 ...1990s

o Introduces Seligman Select Municipal Fund, Inc. and Seligman Quality Municipal Fund, Inc. two closed-end funds that invest in high quality municipal bonds.

o In 1991 establishes a joint venture with Henderson plc, of London, known as Seligman Henderson Co., to offer global investment products.

o Introduces to the public Seligman Frontier Fund, Inc., a small capitalization mutual fund.

o Launches Seligman Henderson Global Fund Series, Inc., which today offers five separate series: Seligman Henderson International Fund, Seligman Henderson Global Smaller Companies Fund, Seligman Henderson Global Technology Fund, Seligman Henderson Global Growth Opportunities Fund and Seligman Henderson Emerging Markets Growth Fund.

o Launches Seligman Value Fund Series, Inc., which currently offers two separate series: Seligman Large-Cap Value Fund and Seligman Small-Cap Value Fund.

PART C.  OTHER INFORMATION
         -----------------

Item 23. Exhibits
-------- --------

         All Exhibits have been previously filed and are incorporated herein by reference, except Exhibits marked with an asterisk (*) which will be filed by amendment.

(a)      Amended  and  Restated   Articles  of   Incorporation   of  Registrant.
         (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(b) Amended and Restated By-Laws of the Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(c)      Copy of Specimen certificate of Capital Stock for Class D Shares.

(d) Management Agreement between the Registrant and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(e)      Distributing   Agreement  between  Registrant  and  Seligman  Financial
         Services,    Inc.    (Incorporated   by   reference   to   Registrant's
         Post-Effective Amendment No. 30 filed on January 29, 1997.)

(e)(1) Sales Agreement between Dealers and Seligman Financial Services, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(f) Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(f)(1) Deferred Compensation Plan for Directors of Seligman Group of Funds. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(g) Custodian Agreement between Registrant and Investors Fiduciary Trust Company. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(h)      Not applicable.

(i)      Opinion  and  Consent  of  Counsel.   (Incorporated   by  reference  to
         Registrant's  Post-Effective  Amendment  No.  30 filed on  January  29,
         1997.)

(j)      Consent of Independent Auditors.*

(j)(1)   Opinion and Consent of Colorado Counsel.*

(j)(2)   Opinion and Consent of Georgia Counsel.*

(j)(3)   Opinion and Consent of Louisiana Counsel.*

(j)(4)   Opinion and Consent of Maryland Counsel.*

(j)(5)   Opinion and Consent of Massachusetts Counsel.*

(j)(6)   Opinion and Consent of Michigan Counsel.*

(j)(7)   Opinion and Consent of Minnesota Counsel.*

(j)(8)   Opinion and Consent of Missouri Counsel.*

(j)(9)   Opinion and Consent of New York Counsel.*

(j)(10)  Opinion and Consent of Ohio Counsel.*

         -----------------

(j)(11)  Opinion and Consent of Oregon Counsel.*

(j)(12)  Opinion and Consent of South Carolina Counsel.*

(k)      Not applicable.

(l)      Purchase   Agreement   for   Initial   Capital   for  Class  D  shares.
         (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(m) Amended Administration, Shareholder Services and Distribution Plan and form of Agreement of the Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(n) Financial Data Schedules meeting the requirements of Rule 483 under the Securities Act of 1933.*

(o) Copy of Multiclass Plan entered into by Registrant pursuant to Rule 18f-3 under the Investment Company Act of 1940. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

Other Exhibits:  Powers of Attorney.  (Incorporated by reference to Registrant's
                 Post-Effective Amendment No. 31 filed on January 27, 1998.)

Item 24.   Persons Controlled by or Under Common Control With Registrant - None.
--------   -------------------------------------------------------------

Item 25.   Indemnification
--------   ---------------

           Reference  is  made  to  the  provisions  of  Articles   Twelfth  and
           Thirteenth of Registrant's Amended and Restated Articles of Incorporation filed as Exhibit 24(b)(1) and Article IV of Registrant's Amended and Restated By-Laws filed as Exhibit 24(b)(2) to Registrant's Post-Effective Amendment No. 30 to the Registration Statement.

           Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act as is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 26.   Business  and  Other  Connections  of  Investment  Adviser  - J. & W.
--------   ----------------------------------------------------------
           Seligman & Co. Incorporated, a Delaware corporation ("Manager"), is the Registrant's investment manager. The Manager also serves as investment manager to seventeen associated investment companies. They are Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman
           High Income Fund Series, Seligman Income Fund, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., Seligman Value Fund Series, Inc. and Tri-Continental Corporation.

           The Manager has an investment advisory service division which provides investment management or advice to private clients. The list required by this Item 28 of officers and directors of the Manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D or Form ADV, filed by the Manager pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-15798) on March 25, 1998.

         -----------------

Item 27. Principal Underwriters
-------- ----------------------

        (a) The names of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor or investment adviser are:

            Seligman Capital Fund, Inc.
            Seligman Cash Management Fund, Inc.
            Seligman Common Stock Fund, Inc.
            Seligman Communications and Information Fund, Inc.
            Seligman Frontier Fund, Inc.
            Seligman Growth Fund, Inc.
            Seligman Henderson Global Fund Series, Inc.
            Seligman High Income Fund, Inc.
            Seligman Income Fund, Inc.
            Seligman Municipal Series Trust
            Seligman New Jersey Municipal Fund, Inc.
            Seligman Pennsylvania Municipal Fund Series
            Seligman Portfolios, Inc.
            Seligman Value Fund Series, Inc.

        (b) Name of each director, officer or partner of each principal underwriter named in response to Item 21.

                                                       Seligman Advisors, Inc.
                                                       -----------------------
                                                       As of October 31, 1998
                                                       ----------------------

                 (1)                                         (2)                                             (3)
         Name and Principal                            Positions and Offices                       Positions and Offices
         Business Address                              With Underwriter                            With Registrant
         ----------------                              ----------------                            ---------------
         WILLIAM C. MORRIS*                            Director                                    Chairman of the Board and
                                                                                                   Chief Executive Officer
         BRIAN T. ZINO*                                Director                                    President and Director
         RONALD T. SCHROEDER*                          Director                                    Director
         FRED E. BROWN*                                Director                                    Director
         WILLIAM H. HAZEN*                             Director                                    None
         THOMAS G. MOLES*                              Director                                    None
         DAVID F. STEIN*                               Director                                    None
         STEPHEN J. HODGDON*                           President and Director                      None
         CHARLES W. KADLEC*                            Chief Investment Strategist                 None
         LAWRENCE P. VOGEL*                            Senior Vice President, Finance              Vice President
         ED LYNCH*                                     Senior Vice President, Director             None
                                                       of Marketing
         JAMES R. BESHER                               Senior Vice President,                      None
         14000 Margaux Lane                            Divisional Sales Director
         Town & Country, MO  63017
         GERALD I. CETRULO, III                        Senior Vice President of Sales              None
         140 West Parkway
         Pompton Plains, NJ  07444
         JONATHAN G. EVANS                             Senior Vice President of Sales              None
         222 Fairmont Way
         Ft. Lauderdale, FL  33326
         T. WAYNE KNOWLES                              Senior Vice President,                      None
         104 Morninghills Court                        Divisional Sales Director
         Cary, NC  27511
         JOSEPH LAM                                    Senior Vice President, Regional             None
         Seligman International Inc.                   Director, Asia
         Suite 1133, Central Building
         One Pedder Street
         Central Hong Kong


PART C.  OTHER INFORMATION (continued)
--------------------------------------
                                                       Seligman Advisors, Inc.
                                                       -----------------------
                                                       As of October 31, 1998
                                                       ----------------------

                 (1)                                         (2)                                             (3)
         Name and Principal                            Positions and Offices                       Positions and Offices
         Business Address                              With Underwriter                            With Registrant
         ----------------                              ----------------                            ---------------
         BRADLEY W. LARSON                             Senior Vice President of Sales              None
         367 Bryan Drive
         Alamo, CA  94526
         RICHARD M. POTOCKI                            Senior Vice President, Regional Director,   None
         Seligman International UK Limited             Europe and the Middle East
         Berkeley Square House 2nd Floor
         Berkeley Square
         London, United Kingdom W1X 6EA
         BRUCE M. TUCKEY                               Senior Vice President of Sales              None
         41644 Chathman Drive
         Novi, MI  48375
         ANDREW S. VEASEY                              Senior Vice President of Sales              None
         14 Woodside
         Rumson, NJ  07760
         J. BRERETON YOUNG*                            Senior Vice President,                      None
                                                       National Accounts Manager
         PETER J. CAMPAGNA                             Vice President, Regional Retirement         None
         1130 Green Meadow Court                       Plans Manager
         Acworth, GA  30102
         MATTHEW A. DIGAN*                             Vice President, Director of Mutual          None
                                                       Fund Marketing
         MASON S. FLINN                                Vice President, Regional Retirement         None
         159 Varennes                                  Plans Manager
         San Francisco, CA  94133
         ROBERT T. HAUSLER*                            Vice President, Global Funds                None
                                                       Marketing
         MARSHA E. JACOBY*                             Vice President, Offshore                    None
                                                       Business Manager
         WILLIAM W. JOHNSON*                           Vice President, Order Desk                  None
         MICHELLE L. MCCANN*                           Vice President, Director of Retirement      None
                                                       Plans
         SCOTT H. NOVAK*                               Vice President, Director of Insurance       None
                                                       Products
         RONALD W. POND*                               Vice President, Portfolio Advisor           None
         TRACY A. SALOMON*                             Vice President, Retirement                  None
                                                       Marketing Manager
         MICHAEL R. SANDERS*                           Vice President, Product Manager             None
                                                       Managed Money Services
         HELEN SIMON*                                  Vice President, Sales                       None
                                                       Administration Manager
         GARY A. TERPENING*                            Vice President, Director of Business        None
                                                       Development
         CHARLES L. VON BREITENBACH, II*               Vice President, Director of                 None
                                                       Managed Money Services
         JOAN M. O'CONNELL                             Vice President, Regional Retirement         None
         3707 5th Avenue #136                          Plans Manager
         San Diego, CA  92103
         CHARLES E. WENZEL                             Vice President, Regional Retirement         None
         703 Greenwood Road                            Plans Manager
         Wilmington, DE  19807





PART C.  OTHER INFORMATION (continued)
--------------------------------------

                                                       Seligman Advisors, Inc.
                                                       -----------------------
                                                       As of October 31, 1998
                                                       ----------------------

                 (1)                                         (2)                                             (3)
         Name and Principal                            Positions and Offices                       Positions and Offices
         Business Address                              With Underwriter                            With Registrant
         ----------------                              ----------------                            ---------------
         RICHARD B. CALLAGHAN                          Regional Vice President                     None
         7821 Dakota Lane
         Orland Park, IL  60462
         BRADFORD C. DAVIS                             Regional Vice President                     None
         255 4th Avenue, #2
         Kirkland, WA  98033
         CHRISTOPHER J. DERRY                          Regional Vice President                     None
         2380 Mt. Lebanon Church Road
         Alvaton, KY  42122
         KENNETH DOUGHERTY                             Regional Vice President                     None
         8640 Finlarig Drive
         Dublin, OH  43017
         EDWARD S. FINOCCHIARO                         Regional Vice President                     None
         120 Screenhouse Lane
         Duxbury, MA  02332
         MICHAEL C. FORGEA                             Regional Vice President                     None
         32 W. Anapamu Street # 186
         Santa Barbara, CA  93101
         DAVID L. GARDNER                              Regional Vice President                     None
         2504 Clublake Trail
         McKinney, TX  75070
         CARLA A. GOEHRING                             Regional Vice President                     None
         11426 Long Pine
         Houston, TX  77077
         MICHAEL K. LEWALLEN                           Regional Vice President                     None
         908 Tulip Poplar Lane
         Birmingham, AL  35244
         JUDITH L. LYON                                Regional Vice President                     None
         163 Haynes Bridge Road, Ste 205
         Alpharetta, CA  30201
         STEPHEN A. MIKEZ                              Regional Vice President                     None
         11786 E. Charter Oak
         Scottsdale, AZ  85259
         TIM O'CONNELL                                 Regional Vice President                     None
         14872 Summerbreeze Way
         San Diego, CA  92128
         THOMAS PARNELL                                Regional Vice President                     None
         5250 Greystone Drive  #107
         Inver Grove Heights, MN  55077
         DAVID K. PETZKE                               Regional Vice President                     None
         2714 Winding Trail Place
         Boulder, CO  80304
         NICHOLAS ROBERTS                              Regional Vice President                     None
         200 Broad Street, Apt. 2225
         Stamford, CT  06901
         DIANE H. SNOWDEN                              Regional Vice President                     None
         11 Thackery Lane
         Cherry Hill, NJ  08003
         STEVE WILSON                                  Regional Vice President                     None
         83 Kaydeross Park
         Saratoga Springs, NY  12866




PART C.  OTHER INFORMATION (continued)
--------------------------------------

                                                       Seligman Advisors, Inc.
                                                       -----------------------
                                                       As of October 31, 1998
                                                       ----------------------

                 (1)                                         (2)                                             (3)
         Name and Principal                            Positions and Offices                       Positions and Offices
         Business Address                              With Underwriter                            With Registrant
         ----------------                              ----------------                            ---------------
         KELLI A. WIRTH-DUMSER                         Regional Vice President                     None
         8618 Hornwood Court
         Charlotte, NC  28215
         FRANK J. NASTA*                               Secretary                                   Secretary
         AURELIA LACSAMANA*                            Treasurer                                   None
         JEFFREY S. DEAN*                              Assistant Vice President, Marketing         None
         SANDRA G. FLORIS*                             Assistant Vice President, Order Desk        None
         KEITH LANDRY*                                 Assistant Vice President, Order Desk        None
         GAIL S. CUSHING*                              Assistant Vice President,                   None
                                                       National Accounts Manager
         ALBERT A. PISANO*                             Assistant Vice President and                None
                                                       Compliance Officer
         JACK TALVY*                                   Assistant Vice President, Internal          None
                                                       Marketing Services Manager
         JOYCE PERESS*                                 Assistant Secretary                         None

* The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.

        (c)    Not Applicable.

Item 28.    Location of Accounts and Records
--------    --------------------------------

            Custodian:      Investors Fiduciary Trust Company
                            801 Pennsylvania
                            Kansas City, MO  64105 AND
                            Seligman Municipal Fund Series, Inc.
                            100 Park Avenue
                            New York, NY  10017

Item 29.    Management Services - Not Applicable.
--------    -------------------------------------

Item 30.    Undertakings - The Registrant undertakes:  (1) if requested to do so
--------    ------------
            by the holders of at least ten percent of its outstanding shares, to call a meeting of shareholders for the purpose of voting upon the removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940; and (2) to furnish to each person to whom a prospectus is delivered, a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES
                                   ----------


      Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 32 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 11th day of November, 1998.


                                        SELIGMAN MUNICIPAL FUND SERIES, INC.



                                        By:  /s/ William C. Morris
                                             -----------------------------------
                                                 William C. Morris, Chairman*


      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 32 has been signed below by the following persons in the capacities indicated on November 11, 1998.

           Signature                  Title
           ---------                  -----


/s/ William C. Morris                 Chairman of the Board (Principal
----------------------                   executive officer) and Director
William C. Morris*


/s/ Brian T. Zino                     President and Director
----------------------
Brian T. Zino


/s/ Thomas G. Rose                    Treasurer (Principal financial and
----------------------                  accounting officer)
Thomas G. Rose


John R. Galvin, Director      )
Alice S. Ilchman, Director    )
Frank A. McPherson, Director  )
John E. Merow, Director       )       /s/ Brian T. Zino
Betsy S. Michel, Director     )       --------------------------------
James C. Pitney, Director     )       *Brian T. Zino, Attorney-in-fact
James Q. Riordan, Director    )
Richard R. Schmaltz, Director )
Robert L. Shafer, Director    )
James N. Whitson, Director    )